UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Chubb Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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# Who We Are

Financial Strength[1]

**A++** AM Best

**AA** Standard & Poor's

**$247B**
in assets[2]

Deep underwriting culture

**$62B**
of gross premiums written[3]

**54**
Number of countries and territories where Chubb has operations

**1,100**
Approximate number of offices worldwide

**43,000**
Approximate number of employees worldwide

Net premiums written[3]

**43%** International

**57%** U.S.

Net premiums written[3]

**36%** Consumer

**64%** Commercial

Investing to thrive in a digital age

High-performing, rewarding and inclusive environment

Industry-leading claims and risk engineering services

[1] Financial strength ratings of core operating companies
[2] December 31, 2024
[3] FY 2024

Notice of Chubb Limited 2025 Annual General Meeting of Shareholders

Date and Time May 15, 2025, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 21, 2025, except as provided in “Who is entitled to vote?” in this proxy statement	Proxy Mailing Date On or about April 3, 2025
Agenda

1
Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2024

2
Allocation of disposable profit and distribution of a dividend out of legal reserves

2.1
Allocation of disposable profit

2.2
Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

3
Discharge of the Board of Directors

4
Election of Auditors

4.1
Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

4.2
Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

4.3
Election of BDO AG (Zurich) as special audit firm

5
Election of the Board of Directors

6
Election of the Chairman of the Board of Directors

7
Election of the Compensation Committee of the Board of Directors

8
Election of Homburger AG as independent proxy

9
Renewal of a capital band for authorized share capital increases and reductions

10
Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements

10.1
Maximum compensation of the Board of Directors until the next annual general meeting

10.2
Maximum compensation of Executive Management for the 2026 calendar year

10.3
Advisory vote to approve the Swiss compensation report

11
Advisory vote to approve executive compensation under U.S. securities law requirements

12
Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2024

13
Shareholder proposal on Scope 3 greenhouse gas emissions reporting, if properly presented

Notice of Internet availability of proxy materials: Shareholders of record are being mailed, on or around April 3, 2025, a Notice of Internet Availability of Proxy Materials providing instructions on how to access the proxy materials and our Annual Report on the Internet, and if they prefer, how to request paper copies of these materials.
See “Information About the Annual General Meeting and Voting” in this proxy statement for further information, including how to vote your shares. If you plan to attend the meeting, you must request an admission ticket by May 5, 2025 by following the instructions in this proxy statement.
By Order of the Board of Directors,
Joseph F. Wayland
Executive Vice President, General Counsel and Secretary
April 1, 2025
Zurich, Switzerland

Your vote is important. Please vote as promptly as possible by following the instructions on your Notice of Internet Availability of Proxy Materials.
Chubb encourages shareholders to voluntarily elect to receive all proxy materials (including the notice of availability of such materials) electronically, which gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you are a shareholder of record, visit www.envisionreports.com/CB for instructions. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker or other nominee.

Table of
Contents
Proxy Summary	2
Agenda Item 1: Approval of the Management Report, Standalone Financial Statements and Consolidated Financial Statements of Chubb Limited for the Year Ended December 31, 2024	11
Agenda Item 2: Allocation of Disposable Profit and Distribution of a Dividend Out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)	12
Agenda Item 3: Discharge of the Board of Directors	15
Agenda Item 4: Election of Auditors	16
Agenda Item 5: Election of the Board of Directors	19
Agenda Item 6: Election of the Chairman of the Board of Directors	28
Agenda Item 7: Election of the Compensation Committee of the Board of Directors	30
Agenda Item 8: Election of Homburger AG as Independent Proxy	31
Agenda Item 9: Renewal of a Capital Band for Authorized Share Capital Increases and Reductions	32
Agenda Item 10: Approval of the Compensation of the Board of Directors and Executive Management under Swiss Law Requirements	35
Agenda Item 11: Advisory Vote to Approve Executive Compensation under U.S. Securities Law Requirements	41
Agenda Item 12: Approval of the Sustainability Report of Chubb Limited for the Year Ended December 31, 2024	43
Agenda Item 13: Shareholder Proposal on Scope 3 Greenhouse Gas Emissions Reporting	45

Proxy Summary

The summary pages that follow highlight information discussed in more detail elsewhere in this proxy statement for Chubb Limited’s 2025 Annual General Meeting to be held on Thursday, May 15, 2025. We hope that the information we have provided in these summary pages assists you to better understand and evaluate our meeting agenda, corporate governance and executive compensation program.
References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs. Unless context otherwise requires, references to “we”, “us”, “our”, “Chubb” or the “Company” are to Chubb Limited.
Meeting Agenda and Board Voting Recommendations
Meeting Agenda	Board Vote Recommendation	Page
1 Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2024	For	11
2 Allocation of disposable profit and distribution of a dividend out of legal reserves
2.1 Allocation of disposable profit	For	12
2.2 Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)	For	13
3 Discharge of the Board of Directors	For	15
4 Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor	For	16
4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting	For	16
4.3 Election of BDO AG (Zurich) as special audit firm	For	18
5 Election of the Board of Directors	For each nominee	19
6 Election of the Chairman of the Board of Directors	For	28
7 Election of the Compensation Committee of the Board of Directors	For each nominee	30
8 Election of Homburger AG as independent proxy	For	31
9 Renewal of a capital band for authorized share capital increases and reductions	For	32
10 Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements
10.1 Maximum compensation of the Board of Directors until the next annual general meeting	For	35
10.2 Maximum compensation of Executive Management for the 2026 calendar year	For	36
10.3 Advisory vote to approve the Swiss compensation report	For	39
11 Advisory vote to approve executive compensation under U.S. securities law requirements	For	41
12 Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2024	For	43
13 Shareholder proposal on Scope 3 greenhouse gas emissions reporting, if properly presented	Against	45
Deadlines to Submit Voting Instructions

Beneficial owners (shares held through broker, bank or other nominee) — by 11:59 p.m. ET on May 13, 2025
Record owners (shares held at Computershare) — by 12:00 noon ET (6:00 p.m. CET) on May 14, 2025
2	Chubb Limited 2025 Proxy Statement

Proxy Summary — Director Nominee Information
Director Nominee Information

Our director nominee slate is comprised of 13 current members of our Board of Directors and one new nominee. Each director nominee stands for election to a one-year term annually.
Our Board recommends a vote “FOR” each of the nominees listed below. See Agenda Item 5 for additional information on our director nominees.
				Expected Committee Membership
Nominee	Age	Director Since	Principal Occupation	Executive	Audit	Compensation	Nominating & Governance	Risk & Finance
Evan G. Greenberg	70	2002	Chairman and Chief Executive Officer, Chubb Limited	Chair
Michael P. Connors Independent Lead Director	69	2011	Chairman and Chief Executive Officer, Information Services Group, Inc.	●		●	●
Michael G. Atieh	71	1991	Retired Chief Financial and Business Officer, Ophthotech Corporation					●
Nancy K. Buese	55	2023	Former Chief Financial Officer, Baker Hughes Company		●
Sheila P. Burke	74	2016	Strategic Advisor, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC					●
Nelson J. Chai	59	2024	Executive Chair, DailyPay LLC; Former Chief Financial Officer, Uber Technologies, Inc.		●
Michael L. Corbat	64	2023	Former Chief Executive Officer, Citigroup Inc.			●	●
Fred Hu	61	New Nominee	Chairman and Chief Executive Officer, Primavera Capital Group					●
Robert J. Hugin	70	2020	Former Chairman and Chief Executive Officer, Celgene Corporation					●
Robert W. Scully	75	2014	Retired Co-President, Morgan Stanley	●	Chair
Theodore E. Shasta	74	2010	Retired Partner, Wellington Management Company		●
David H. Sidwell	72	2014	Retired Chief Financial Officer, Morgan Stanley	●		●	Chair
Olivier Steimer	69	2008	Former Chairman, Banque Cantonale Vaudoise	●				Chair
Frances F. Townsend	63	2020	Advisory Services, Frances Fragos Townsend, LLC	●		Chair	●
Chubb Limited 2025 Proxy Statement	3

Proxy Summary — Board and Governance Highlights
Board and Governance Highlights

Board Composition and Independence
•
93% independent nominee slate (all except CEO)

•
Independent Lead Director with significant and substantive powers and responsibilities

•
All independent directors on Audit, Compensation, Nominating & Governance and Risk & Finance Committees

•
Regular executive sessions of independent directors without the Chairman or other management present

•
Board composition and skills matrix discussed and reviewed at each Nominating & Governance Committee meeting. The Committee carefully considers relevant individual and collective criteria with a variety of complementary skill sets, qualifications, backgrounds and experiences

•
Meaningful external commitment limitations for all directors; public company CEOs may not sit on more than one public company board (excluding Chubb), and no director may have more than four additional public company board and executive management affiliations

•
Annual Board and committee self-evaluations

•
Continuing education and training for all directors

Board Tenure	• Balance of shorter-, medium- and longer-serving directors. Six of our nominees (43%) have a tenure of 5 years or less
Board Oversight of Risk
•
Active Board and committee oversight of risk and enterprise risk management framework

•
Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

Shareholder Powers and Company Accountability
•
Majority-vote requirement for directors

•
Annual shareholder vote on Chairman, as well as separate election of directors and election of Compensation Committee. The Board may not appoint directors to fill vacancies

•
Shareholder ability to call a special meeting

•
Annual binding votes on the maximum compensation of our directors and Executive Management

•
Commitment to regular, productive and collaborative shareholder outreach

Sustainability Governance and Reporting
•
Nominating & Governance Committee has Board-delegated oversight for our Corporate Citizenship activities and sustainability policies and initiatives, and other Board committees monitor and review sustainability matters in accordance with their charter responsibilities. Sustainability and climate are also full Board topics

•
Comprehensive public reporting, including an annual Sustainability Report prepared using the process set forth by the International Sustainability Standards Board

Succession Planning and Talent Management
•
Nominating & Governance Committee considers Board composition regularly, and seeks to identify candidates to serve evolving governance, regulatory and other Company needs

•
Employee management is a full Board topic. The Board receives regular updates from senior management and actively monitors leadership succession plans and other human resource priorities such as talent retention, leadership development, hiring activity and diversity at the executive level and within the overall workforce

•
Chairman and CEO succession plans under various scenarios are discussed and reviewed at least annually; discussions occur with CEO as well as in executive sessions of solely independent directors

•
Long-planned 2024 executive succession management changes for North America, Overseas General, Asia and Technology & Operations demonstrate stable management, deep bench, internal growth and advancement, and focus on an orderly succession process

4	Chubb Limited 2025 Proxy Statement

Proxy Summary — Compensation Highlights
Compensation Highlights

How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
The core link is performance measured across 5 key metrics, evaluated comprehensively within the context of our operating environment

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

•
Total shareholder return (TSR) modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid Our Named Executive Officers (NEOs)
The Compensation Committee considered financial, strategic and operational performance, and took into account the Company’s 2024 financial results on an absolute basis and relative to peers, which also reflected the best full-year financial performance in the Company’s history.
CEO total pay
•
$29.95 million, up 7.3% vs. 2023

Other NEO total pay
•
up 9.1% on average vs. 2023

Compensation Profile

Approximately 95% of the total direct compensation of our CEO and 89% of the total direct compensation of our other NEOs is variable or “at-risk.” The total direct compensation components for our CEO and other NEOs are summarized in the charts below. Further detail is provided in “2024 NEO Total Direct Compensation and Performance Summary” beginning on page 91.
When determining the final mix of pay for the CEO and other NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and to long-term rather than short-term awards, in order to better link pay and performance and to align executive awards with long-term shareholder value creation. In line with this approach, long-term equity compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
Performance-based equity awards, which cliff-vest after the end of a three-year period if certain performance criteria are satisfied, comprise 100% of the annual long-term equity award for each of our NEOs. See “How We Determine Total Direct Compensation Pay Mix — Equity Compensation” beginning on page 88 for details on our equity award criteria and vesting conditions.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

Chubb Limited 2025 Proxy Statement	5

Proxy Summary — Compensation Highlights
Our CEO Compensation Process

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2024:
6	Chubb Limited 2025 Proxy Statement

Proxy Summary — Compensation Highlights
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Committee reviews and assesses both peer groups at least annually.
2024 Financial Performance Peer Group	2024 CEO Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
Liberty Mutual Holding Company Inc.*

•
The Travelers Companies, Inc.

•
Zurich Insurance Group**

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.

*
For all metrics other than TSR. Liberty Mutual Holding Company Inc. is a mutual company and has no TSR measure.

**
For TSR only. Due to Zurich Insurance Group’s adoption of IFRS 17 accounting in 2023, replacing U.S. GAAP, Zurich Insurance Group’s financial performance is no longer comparable and inclusion would distort the relative performance evaluation on metrics other than TSR. The Company and each other peer in the Financial Performance Peer Group report in accordance with U.S. GAAP.

Financial, Strategic and Operational Highlights: Why You Should Vote “For” Say-on-Pay

We highlight the following factors in support of our Board’s recommendations that you vote “FOR” our Swiss and SEC say-on-pay proposals:

Excellent financial performance for 2024, reflecting record operating results, including record earnings from each of our three primary sources of income (P&C underwriting income, investment income and life income), solid premium revenue growth, strong shareholder returns, and outstanding underlying fundamentals:

Record operating results
•
Record Chubb net income and Chubb net income per share of $9.27 billion and $22.70, up 2.7% and 4.1% from 2023’s record. Excluding one-time deferred tax benefits of $1.14 billion in 2023 and $55 million in 2024 related to the enactment of Bermuda’s income tax law (Bermuda tax benefit), net income and net income per share were up 16.8% and 18.4% from 2023

•
Core operating income and core operating income per share were $9.20 billion and $22.51, compared to records of $9.34 billion and $22.54 in 2023. Adjusted for the Bermuda tax benefit, 2024 core operating income and core operating income per share were records, up 11.5% and 13.0% compared to 2023

•
Over the past three years core operating income has grown 65%

World-class P&C underwriting performance and a growing life insurance business
•
Industry-leading P&C combined ratio of 86.6%, nearly matching 2023’s record of 86.5%. The current accident year P&C combined ratio excluding catastrophe losses was a record 83.1% compared to 83.9% in 2023

•
Consolidated net premiums written of $51.47 billion, up 8.7% from 2023

•
Record P&C underwriting income of $5.85 billion, up 7.1% from 2023

•
Life Insurance segment income topped $1 billion, with a record $1.10 billion, up 7.3% in constant dollars from 2023

Chubb Limited 2025 Proxy Statement	7

Proxy Summary — Compensation Highlights
Record investment performance	• Record pre-tax net investment income and adjusted net investment income of $5.93 billion and $6.38 billion, up 20.1% and 19.3% from 2023
Strong shareholder returns and value creation
•
Book and tangible book value per share increased 8.8% and 14.1%, respectively, for the year. Each were the highest year-end amounts in the Company’s history

•
Return on equity (ROE) was 15.0%, core operating ROE was 13.9% and core operating return on tangible equity (ROTE) was 21.6%

•
1-year and 3-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 23.9% and 14.4%; cumulative three-year TSR was 49.7%

•
$3.48 billion returned to shareholders through dividends and share repurchases, while continuing to invest in our business for the future

Successfully executed on significant strategic and operational goals and initiatives, including:
Execution of business strategy
•
Top and bottom-line results demonstrated the broad and diversified nature of the Company and the consistency of contributions from our businesses around the world

•
Capitalized on market conditions by balancing push for growth and profitability, and maintaining underwriting discipline and excellence in customer and partner service

•
Added leadership, capabilities and products: executed strategies to grow consumer lines and middle market/small commercial segments

•
Advanced digitization across the globe according to plan

•
Reimagined and executed investment strategies in a changing interest rate and investment environment; achieved record investment income

Advanced long-term growth initiatives
•
Continued momentum in international life as business becomes a meaningful contributor to revenue and earnings, particularly as a result of successful integration of acquired Cigna businesses in the Asia-Pacific region and acquiring a controlling ownership interest of Huatai Insurance Group

Enhancement of digital, data and analytics capabilities
•
Expanded data and software engineering capabilities and enhanced data center platforms in line with strategic plan

•
Significant progress with launch of global data platform and ingestion implementation and use of artificial intelligence

Culture and talent management
•
Successfully completed long-planned executive succession management changes, executing transition plans in North America, Overseas General, Asia and Technology & Operations

•
Enhanced diversity at the executive level through merit-based hiring and promotions

•
Strengthened talent pipeline through external hiring of 6,000 and internal promotions of more than 5,000, as well as employee development and skills-based training

Climate leadership
•
Demonstrated industry leadership on climate issues with continued growth of Chubb Climate+ business unit to support energy security (including oil and gas) and companies engaged in developing technologies and processes to lower carbon emissions and promote climate resilience; continued development and implementation of climate underwriting criteria for responsible high-emitting industries; and led industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

8	Chubb Limited 2025 Proxy Statement

Proxy Summary — Compensation Highlights
Key Metrics Against Prior Year, Plan and Peers

The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR.
Overall 2024 financial results were excellent and reflect the best full-year financial performance in the Company’s history. On an absolute basis, Company performance exceeded plan on four of the five key metrics and delivered strong 1-year and 3-year TSR results. Comparisons to prior year results on core operating income, core operating ROE and core operating ROTE are impacted by the $1.14 billion favorable impact in 2023 from the Bermuda tax benefit; adjusted for the benefit in 2023 and 2024, the Company’s 2024 results on core operating income and core operating ROE exceeded prior year, and core operating ROTE was 0.1 point below 2023’s record.
On average across the key metrics, our performance relative to the Financial Performance Peer Group was at the 66th percentile when adjusted for the Bermuda tax benefit and the 58th percentile on a reported basis. Further information on each of the metrics is below.
Core operating income	$9.20B
Core operating income exceeded plan, but was slightly below prior year on a reported basis due to the Bermuda tax benefit. Adjusted for the Bermuda tax benefit, core operating income substantially exceeded prior year by 11.5% and was a record. Core operating income growth was at the 40th percentile of the Financial Performance Peer Group adjusted for the Bermuda tax benefit and last on a reported basis, although our placement was distorted by one of our peers having minimal core operating income in 2023 and more normalized results in 2024.

P&C combined ratio	86.6%
P&C combined ratio relative performance was better than that of every company in the Financial Performance Peer Group (100th percentile). Absolute performance beat plan but was 0.1 point higher than 2023’s record. Our 2024 current accident year P&C combined ratio excluding catastrophe losses was a record 83.1%.

Core operating return on equity (ROE)	13.9%
Core operating ROE results exceeded plan. Results exceeded prior year when adjusted for the Bermuda tax benefit but were below prior year on a reported basis. Relative performance was at the 48th percentile of the Financial Performance Peer Group on both a reported basis and adjusted for the Bermuda tax benefit.

Core operating return on tangible equity (ROTE)	21.6%
Core operating ROTE results exceeded plan. Results were below prior year on a reported basis, and 0.1 point below prior year’s record when adjusted for the Bermuda tax benefit. Relative performance was at the 80th percentile of the Financial Performance Peer Group on both a reported basis and adjusted for the Bermuda tax benefit.

Tangible book value per share growth	14.1%
Tangible book value per share growth relative performance was at the 60th percentile of the Financial Performance Peer Group, and results were below plan and prior year. Tangible book value per share growth exceeded plan and prior year when excluding accumulated other comprehensive income, which eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement.

Total shareholder return	23.9% 1-year 14.4% 3-year
Our 1-year and 3-year annualized TSR were at the 20th (5.3 percentage points from median) and 32nd percentiles (2.7 percentage points from median), respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 49.7%.

Chubb Limited 2025 Proxy Statement	9

Proxy Summary — Compensation Highlights
2024 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2024 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.
When deciding 2024 variable pay for the CEO and other NEOs, including both cash bonuses and long-term equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove the Company’s outstanding overall performance described above in “Financial, Operational and Strategic Highlights: Why You Should Vote ‘For’ Say-on-Pay” and “Key Metrics Against Prior Year, Plan and Peers”. Compensation decisions reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts.
As a result, the Compensation Committee determined to increase the CEO’s variable compensation for 2024. The CEO’s annual cash bonus was set at $9.5 million. The long-term equity award was set at $18.85 million. The Committee also reinforced the alignment of the CEO’s compensation with long-term Company performance, as 100% of the annual equity award is subject to performance-based vesting. The Committee believes that requiring the entirety of the CEO’s equity awards to vest, if at all, depending on Company performance more closely aligns the pay of our CEO with long-term Company financial performance and the creation of shareholder value. The Committee further determined not to increase the CEO’s base salary. Further details on the compensation decisions for the CEO as well as the other NEOs are described in “2024 NEO Total Direct Compensation and Performance Summary” beginning on page 91.

Executive Compensation, Good Governance and Risk Management

The Compensation Committee has taken steps to ensure that our executive compensation program aligns with our corporate values and culture by adopting policies and practices that discourage excessive risk-taking, ensure a stake in long-term Company performance and hold executives accountable for individual and Company performance.
What We Do	What We Don’t Do

•
Substantial equity component to align pay with performance

•
100% of each NEO’s annual equity award is subject to performance-based vesting

•
Performance-based equity awards have 3-year cliff vesting and two operating metrics (tangible book value per share growth and P&C combined ratio) that drive long-term shareholder value, with TSR used only as a modifier for premium awards

•
Significant amount of at-risk pay (95% for CEO, 89% for other NEOs)

•
Significant mandatory share ownership requirements (CEO — 7X base salary; other NEOs — 4X base salary)

•
Independent compensation consultant at every Compensation Committee meeting

•
Double trigger change in control for equity awards

•
Detailed Company and individual performance criteria covering both financial and operational/strategic performance

•
Robust insider trading and clawback policies, including recovery of cash bonus and both time-based and performance-based equity, vested and unvested, in certain circumstances

•
Peer groups reevaluated at least annually

•
Employment agreements with non-competition and non-solicitation terms for Executive Management

•
Compensation Committee considers shareholder feedback in evaluating compensation program and disclosure

•
No hedging of Chubb securities

•
No new pledging of Chubb shares owned by executive officers or directors

•
No excessive perquisites for executives

•
No repricing or exchange of underwater stock options

•
No options backdating

•
•
No multi-year guaranteed bonuses

•
No disproportionate supplemental pensions

•
No annual pro-rata vesting of performance-based equity awards or second chance “look back” vesting

10	Chubb Limited 2025 Proxy Statement

Agenda Item 1
Approval of the Management Report, Standalone Financial
Statements and Consolidated Financial Statements of Chubb Limited
for the Year Ended December 31, 2024
Agenda Item

Our Board of Directors is asking shareholders to approve Chubb Limited’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2024.
Explanation

Under Swiss law, our management report, standalone financial statements and consolidated financial statements must be submitted to shareholders for approval at each annual general meeting.
These items are all included in the Chubb Limited Annual Report for the fiscal year ended December 31, 2024 (the Annual Report), which is part of the proxy materials we provide. Specifically, the Annual Report contains:
•
Chubb Limited’s consolidated financial statements for the year ended December 31, 2024;

•
the standalone Swiss statutory financial statements of Chubb Limited (which do not consolidate the results of operations for Chubb Limited’s subsidiaries);

•
the standalone Swiss statutory compensation report of Chubb Limited (the Swiss Compensation Report);

•
the reports of our statutory auditor and independent registered public accounting firm; and

•
information on the Company’s business, organization and strategy (which forms the management report as defined under Swiss law).

Copies of our 2024 Annual Report and this proxy statement will be available to all shareholders entitled to vote at the May 15, 2025 annual general meeting of shareholders (the Annual General Meeting), on the Internet at www.envisionreports.com/CB on or about April 3, 2025.
The Company’s statutory auditor, PricewaterhouseCoopers AG, Zurich, Switzerland, has issued an unqualified recommendation to the Annual General Meeting that Chubb
Limited’s statutory financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the financial statements for the year ended December 31, 2024 comply with Swiss law and the Company’s Articles of Association.
PricewaterhouseCoopers AG has also issued an unqualified recommendation that the Company’s consolidated financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Chubb Limited as of December 31, 2024, and the results of operations and the cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law, and has reported on other legal requirements.
Representatives of PricewaterhouseCoopers AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
What Happens If Shareholders Do Not Approve This Proposal?

If shareholders do not approve this proposal, then shareholders would be precluded from approving the allocation of disposable profit and distribution of a dividend as set out in Agenda Items 2.1 and 2.2.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2025 Proxy Statement	11

Agenda Item 2
Allocation of Disposable Profit and Distribution of a Dividend out of
Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)
2.1 Allocation of Disposable Profit

Agenda Item

Our Board of Directors is asking shareholders to approve that the Company’s disposable profit (including the profit for the year and the other items as shown below and on Chubb Limited’s standalone financial statements) be carried forward.
The following table shows the appropriation of available earnings as proposed by the Board of Directors for the year ended December 31, 2024:
(in millions of Swiss francs)
Balance brought forward	20,415
Profit for the year	3,104
Cancellation of treasury shares	(2,212)
Attribution to reserve for treasury shares	375
Balance carried forward	21,682
Explanation

Under Swiss law, the allocation of the Company’s profit or loss must be submitted to shareholders for approval at each annual general meeting.
Our Board of Directors continues to believe that it is in the best interests of the Company and its shareholders to retain our earnings for future investment in the growth of our business, for share repurchases, for the possible acquisition of other companies or lines of business, and for dividends out of legal reserves as described in this proxy statement.
The Company’s statutory auditor, PricewaterhouseCoopers AG, has confirmed, in its audit report on the statutory financial statements of the Company for the year ended December 31, 2024, that the proposed appropriation of available earnings complies with Swiss law and the Company’s Articles of Association.
Accordingly, the Board is proposing that all retained earnings at the disposal of the Annual General Meeting be carried forward. The Board is also proposing a dividend to shareholders under Agenda Item 2.2.
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

12	Chubb Limited 2025 Proxy Statement

Agenda Item 2
2.2. Distribution of a Dividend Out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)

Explanation

Our Board of Directors is requesting shareholder approval for an annual dividend of up to USD $3.88 per share (the Annual Dividend), to be paid in installments as determined by the Board of Directors from a separate dividend reserve account. The amount reflects an annual dividend increase of USD $0.24 per Chubb Limited Common Share, par value CHF 0.50 per share (a Common Share).
The separate dividend account would be set in CHF in accordance with our Swiss statutory financial statements and Swiss law.
Dividend Reserve

Under this proposed process for a dividend, shareholders fix an aggregate CHF amount to be allocated from our capital contribution reserves to a special reserve account, where the amount will be available for the payment of dividends. Our Board of Directors proposes that the maximum amount legally available to pay the annual dividend be CHF 2.4 billion.
If approved by shareholders, the maximum amount legally available to pay a dividend will be released from the capital contribution reserves account, a sub-account of legal reserves, and be segregated to a dividend reserve account (the Dividend Reserve). While dividend payments would reduce the Dividend Reserve on our Swiss statutory balance sheet, the payments are not required to be sourced from CHF-denominated assets; in fact, we typically source dividend payments from assets already denominated in USD or equivalent, thereby avoiding currency exchange expense.
Annual Dividend and Board Discretion

Following shareholder approval, the Board of Directors is authorized to use the Dividend Reserve to distribute the Annual Dividend to shareholders in installments up to a maximum of USD $3.88 per share. The Board will determine the record and payment dates at which the Annual Dividend may be paid (or, if circumstances warrant, refrain from paying it) in one or more installments, until the date of the 2026 annual general meeting.
The Board currently expects to pay the full USD $3.88 per share of the Annual Dividend in four equal quarterly installments of USD $0.97 each.
The total amount of dividends paid is limited to the amount of the Dividend Reserve expressed in Swiss Francs, which is required under Swiss law. The amount of the proposed Dividend Reserve is high enough to permit payment of the full USD $3.88 per share Annual Dividend, even if there are material currency fluctuations between the Swiss franc and the U.S. dollar or the Company issues new shares. Should, however, these fluctuations or new share issuances result in payouts of the Annual Dividend that exceed the Dividend Reserve, the Annual Dividend’s installments would have to be capped accordingly. In the unlikely event that the Annual Dividend must be cut back in this way, our Board would propose payment of the unpaid amount in the dividend proposal at the next annual general meeting or call an extraordinary general meeting for that purpose.
Agenda Item

Our Board of Directors proposes:
(a)
that an aggregate amount equal to CHF 2,400,000,000 be released from the capital contribution reserves account, a sub-account of legal reserves, and allocated to a segregated dividend reserve account from capital contribution reserves (Dividend Reserve), and

(b)
to distribute a dividend to the shareholders up to an aggregate amount totaling USD $3.88 per Common Share from, and limited at a maximum to the amount of, the Dividend Reserve in one or more installments, in such amounts and on such record and payment dates as determined by the Board in its discretion.

If the Board of Directors deems it advisable for the Company, the Board of Directors shall be authorized to abstain (in whole or in part) from distributing a dividend in its discretion. The authorization of the Board of Directors to distribute the installments from the Dividend Reserve will expire on the date of the 2026 annual general meeting, on which date any balance remaining in the Dividend Reserve will be automatically reallocated to the capital contribution reserves account of legal reserves.

Chubb Limited 2025 Proxy Statement	13

Agenda Item 2
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Company will be prohibited from paying a dividend to shareholders. In such a case, the Board will consider the reasons the shareholders did not approve the proposal, if known, and may call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

14	Chubb Limited 2025 Proxy Statement

Agenda Item 3
Discharge of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to discharge the Board of Directors for the financial year ended
December 31, 2024.
Explanation

As is customary for Swiss corporations and in accordance with Article 698, para. 2, no. 7 of the Swiss Code of Obligations as well as Article 9, no. 4 of our Articles of Association, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended December 31, 2024. This discharge is not for liability relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending 12 months after the Annual General Meeting.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes, blank or invalid ballots or the votes of any member of or nominee to the Company’s Board of Directors, any executive officer of the Company or any votes represented by the Company, is required to approve this agenda item.
Chubb Limited 2025 Proxy Statement	15

Agenda Item 4
Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as Our Statutory Auditor

Agenda Item

Our Board of Directors is asking shareholders to elect PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending
December 31, 2025.
Explanation

Our shareholders must elect an audit firm supervised by the Swiss Federal Audit Oversight Authority as statutory auditor. The statutory auditor’s main task is to audit the standalone statutory financial statements and consolidated financial statements of Chubb Limited. Our Board of Directors has recommended that PricewaterhouseCoopers AG, Birchstrasse 160, CH-8050 Zurich, Switzerland (PwC AG), be elected as our statutory auditor.
Representatives of PwC AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see the explanation of Agenda Item 4.2. Please see the Audit Committee Report included in this proxy statement for additional information about our auditors and Audit Committee.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

4.2 Ratification of Appointment of PricewaterhouseCoopers LLP (United States) as Independent Registered Public Accounting Firm for Purposes of U.S. Securities Law Reporting

Agenda Item

Our Board of Directors is asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for the financial year ending December 31, 2025.
Explanation

Our Board of Directors and the Audit Committee recommend that our shareholders ratify the appointment of PricewaterhouseCoopers LLP, Two Commerce Square,
Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania, 19103, United States (PwC LLP), an affiliate of PwC AG, as our independent registered public accounting firm for purposes of U.S. securities law reporting. The Audit Committee recommends the appointment of our independent registered public accounting firm to the Board for ratification by our shareholders annually.
Our Audit Committee evaluates the qualification, performance and independence of our independent registered public accounting firm and periodically considers auditor rotation. In determining whether to reappoint the Company’s independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including the length of time the firm has been engaged, the

16	Chubb Limited 2025 Proxy Statement

Agenda Item 4
quality of the Audit Committee’s ongoing discussions with the firm, the firm’s global capabilities and depth of understanding of our businesses, and an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team. The Audit Committee also evaluates the appropriateness of fees for audit and non-audit services, and reviews and approves both the audit scope and estimated fees for professional services for the coming year as well as the related pre-approval policy described below. Additionally, the Audit Committee reviews and approves the integrated annual joint audit plan prepared by PwC LLP and the Company’s internal auditor.
PwC LLP (or its predecessor Coopers & Lybrand LLP) has had a working association with the Company, and has had the responsibility for examining the consolidated financial statements of the Company and its subsidiaries, since 1985. Representatives of PwC LLP are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by PwC AG, PwC LLP and their affiliates, which we collectively refer to as PwC, for the audit of our annual consolidated financial statements for 2024 and 2023 and fees for other services rendered by PwC for such periods:
	2024	2023
Audit fees1	$35,208,000	$34,531,000
Audit-related fees2	2,226,000	1,478,000
Tax fees3	1,895,000	1,807,000
All other fees4	393,000	465,000
Total	$39,722,000	$38,281,000
The fees in the table above include “out-of-pocket” expenses incurred by PwC and billed to the Company in connection with these services of $800,000 for both 2024 and 2023.
1
Audit fees for 2024 and 2023 were for professional services rendered in connection with: the integrated audits of our consolidated financial statements and internal controls over financial reporting, the statutory and U.S. GAAP audits of various subsidiaries, and comfort letters and consents issued in connection with registration statements that we filed with the SEC.

2
The audit-related fees for the years ended December 31, 2024 and 2023 were primarily for regulatory reporting and internal controls. This total includes fees for internal control reviews ($604,000 for 2024 and $785,000 for 2023).

3
Tax fees for the years ended December 31, 2024 and 2023 were for professional services rendered in connection with tax compliance ($974,000 for 2024 and $893,000 for 2023), tax planning ($921,000 for 2024 and $910,000 for 2023), and expatriate tax services ($4,000 for 2023).

4
All other fees for the years ended December 31, 2024 and 2023 were for professional services and expenses rendered in connection with software licensure fees ($6,000 for 2024 and $22,000 for 2023), industry market research and survey services ($8,000 for both 2024 and 2023), and various compliance and other projects ($379,000 for 2024 and $435,000 for 2023).

Pre-Approval Policy of Audit and Non-Audit Services

The Audit Committee has adopted policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence.
Before engaging independent auditors for the next year’s audit, management will submit a list of services and related fees expected to be incurred during that year to the Audit Committee for approval. The Audit Committee will review, and if it deems appropriate, pre-approve and ratify the budgeted amount of fees within each of the categories and require management and the auditor to report actual fees versus the budget periodically throughout the year by category of service.
Either the Audit Committee Chair or the entire Audit Committee must pre-approve the provision of any significant additional audit and non-audit fees in excess of the budgeted amount. If the Audit Committee Chair pre-approves such amounts, it is reported to the entire Audit Committee at its next meeting. All fees related to internal control work are pre-approved by the Audit Committee before such services are rendered. The Audit Committee approved all of the 2024 fees described on this page pursuant to its pre-approval policies and procedures.
The Audit Committee also reviewed, at its December 2024 meeting, the audit services and non-audit services budgeted fees for 2025. The Audit Committee also reviewed all non-audit services provided in 2024 and concluded that the provision of such services was compatible with the maintenance of PwC’s independence in the conduct of its audit functions.
Please see the Audit Committee Report included in this proxy statement for additional information about our Audit Committee and PwC.

Chubb Limited 2025 Proxy Statement	17

Agenda Item 4
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
4.3 Election of BDO AG (Zurich) as Special Audit Firm

Agenda Item

Our Board of Directors is asking shareholders to elect BDO AG, Schiffbaustrasse 2, CH-8031 Zurich, Switzerland as the Company’s special audit firm until our next annual general meeting.
Explanation

Under Swiss law, special reports by an audit firm supervised by the Swiss Federal Audit Oversight Authority are required in connection with certain corporate transactions, including certain types of increases in share capital. Because of the auditor independence requirements under U.S. federal securities laws, PwC AG cannot act as our special audit firm with respect to certain types of capital increases.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

18	Chubb Limited 2025 Proxy Statement

Agenda Item 5
Election of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees listed below individually to the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, our shareholders elect all of our directors annually; our Board cannot appoint directors. For information about our Board of Directors and nominees, please see their biographical information in this agenda item and the “Corporate Governance” section of this proxy statement.
Our Director Nominating Process and Criteria for Board Membership

Our Nominating & Governance Committee regularly reviews the composition of the Board versus the needs for governing our Company. Based on their assessment, the Committee recommends director nominees to the Board. The Committee takes its duties to evaluate Board composition very seriously and carefully considers relevant individual and collective criteria with a variety of complementary skill sets, qualifications, backgrounds and experiences. We believe this results in a set of candidates whose individual and collective attributes best suit the Company and its complex financial, strategic, operational, governance, regulatory, risk management and other priorities.
Our Nominating & Governance Committee considers director candidates who have a proven record of professional success and demonstrate a capacity for critical thinking, an ability to conceptualize and a willingness to engage in constructive and active dialogue as a listener and contributor. Directors should have deep expertise in an area or areas of importance to the Company and generally a broad capability to provide thoughtful and insightful counsel to the Company’s senior management.
Our directors are expected to be compatible with our Company’s and the Board’s culture, including the capacity to work collegially and cooperatively, to adhere to the highest standards of professional conduct and integrity, and to devote substantial time and energy in carrying out their Board responsibilities.
Directors should have knowledge and experience, either as an executive or a director, with corporate governance, including an understanding of, and a commitment to, satisfying a director’s duties of care and loyalty to the Company.
The overall composition of the Board should include directors who collectively exhibit extensive experience and expertise in the following criteria.
Chubb Limited 2025 Proxy Statement	19

Agenda Item 5
Board Criteria Matrix
CEO or Similar Leadership Experience	• Demonstrated leadership qualities including setting corporate strategy, executing successful growth strategies and developing talent
Financial Services and Insurance Industry
•
General understanding of financial services markets and industry dynamics, including regulatory considerations; knowledge of insurance industry core business operations, strategy, financial measures, risk assessment, risk management and competition

International Business	• Knowledge of global business operations, experience in a variety of international markets, and understanding of multi-jurisdictional issues
Financial Literacy	• Expertise regarding financial statements, public company accounting, internal controls, audit functions and domestic and international tax matters
Technology, IT Security and Cyber Risk	• Experience and knowledge regarding a full range of technology issues including information technology systems and resources, digitalization, artificial intelligence and cybersecurity
Public Policy/Government Affairs/Regulation
•
Knowledge and experience at a senior level in domestic political affairs or geopolitics; familiarity with governmental and regulatory processes and the impact of government actions on the Company’s business

Marketing and Branding	• Experience with consumer marketing and global corporate branding, including digital and multi-media marketing and related communication strategies
Corporate Governance
•
Experience with public company governance, including shareholder rights, and Board oversight responsibilities and limitations; understanding of the Company’s external and internal compliance obligations and commitment to ethical business conduct

Human Resources	• Experience with public company human resources issues including executive compensation, succession planning, talent development and managing a global workforce
The above list is neither definitive nor exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
20	Chubb Limited 2025 Proxy Statement

Agenda Item 5
Our Director Nominees

Our Board of Directors has nominated a slate of 14 nominees, 13 current directors and one new nominee, for election to the Board of Directors. All elected directors will serve a one-year term from the 2025 Annual General Meeting until our next annual general meeting. There will be a separate vote on each nominee.
The current directors who are standing for re-election are Evan G. Greenberg, Michael P. Connors, Michael G. Atieh, Nancy K. Buese, Sheila P. Burke, Nelson J. Chai, Michael L. Corbat, Robert J. Hugin, Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. Our new nominee is Fred Hu. Biographical information for each of the nominees is included below.
Our Nominating & Governance Committee regularly considers and will continue to assess Board size, tenure and refreshment. We believe 14 directors is the appropriate size for the Board at this time.
Evan G. Greenberg Chairman and Chief Executive Officer, Chubb Limited Age: 70 Years of Service: 23 (since 2002) Committee Memberships: Executive (Chairman)
Evan G. Greenberg was elected as our Chairman of the Board in May 2007. Our Board appointed Mr. Greenberg as our President and Chief Executive Officer in May 2004 and as our President and Chief Operating Officer in June 2003. Mr. Greenberg joined the Company as Vice Chairman, ACE Limited, in November 2001. Prior to joining the Company, Mr. Greenberg was President and Chief Operating Officer of American International Group, Inc. (AIG) from 1997 until 2000. From 1975 until 1997, Mr. Greenberg held a variety of senior management positions at AIG, including three years as CEO of AIG Far East based in Tokyo from 1991 to 1993, and President and Chief Executive Officer of AIU, AIG’s foreign general insurance organization.
Skills and Qualifications:
Mr. Greenberg has a long and distinguished record of leadership and achievement in the insurance industry. He has been our Chief Executive Officer since 2004 and has served in senior management positions in the industry for 50 years. Mr. Greenberg’s record of managing large and complex insurance operations and the skills he developed in his various roles suit him for his role as a director of the Company and Chairman of the Board, in addition to his Chief Executive Officer position.

Michael P. Connors
Chairman and
Chief Executive Officer,
Information Services Group, Inc.
Independent Lead Director
Age: 69
Years of Service: 14 (since 2011)
Committee Memberships:
Compensation,
Nominating & Governance,
Executive

Michael P. Connors is the founder, Chairman of the Board and Chief Executive Officer of Information Services Group, Inc. (technology insights, market intelligence and advisory services company). Mr. Connors served as a member of the Executive Board of VNU N.V. (worldwide media and marketing information company) following the merger of ACNielsen into VNU in 2001 until 2005, and he served as Chairman and Chief Executive Officer of VNU Media Measurement & Information Group and Chairman of VNU World Directories until 2005. He previously was Vice Chairman of the Board of ACNielsen (global marketing research firm) from its spin-off from the Dun & Bradstreet Corporation in 1996 until 2001, was Senior Vice President of American Express Travel Related Services from 1989 to 1995, and before that was a Corporate Vice President of Sprint Corporation (telecommunications provider). Mr. Connors was during the past five years a member of the Board of Directors of Eastman Chemical Company.
Skills and Qualifications:
Mr. Connors is a successful chief executive officer, who brings to the Board substantial corporate management experience in a variety of industries as well as expertise in marketing, media and public relations through his high-level positions at marketing and information-based companies. Mr. Connors’ skills are enhanced through his current and past experience serving on several public company boards, which furthers his ability to provide valued oversight and guidance to the Company as independent Lead Director and strategies to inform the Board’s general decision-making, particularly with respect to management development, executive compensation and other human resources issues, as well as information technology matters. He has also served as the chair of two compensation committees.

Chubb Limited 2025 Proxy Statement	21

Agenda Item 5
Michael G. Atieh Retired Chief Financial and Business Officer, Ophthotech Corporation Age: 71 Years of Service: 34 (since 1991) Committee Memberships: Risk & Finance
Michael G. Atieh served as Executive Vice President and Chief Financial and Business Officer of Ophthotech Corporation (biopharmaceutical company) from September 2014 until March 2016. From February 2009 until its acquisition in February 2012, Mr. Atieh was Executive Chairman of Eyetech Inc. (private specialty pharmaceutical company). He served as Executive Vice President and Chief Financial Officer of OSI Pharmaceuticals from June 2005 until December 2008. Mr. Atieh is currently a director and Chairman of the Audit Committee of Immatics N.V. (clinical stage biopharmaceutical company). Mr. Atieh served as a director and Chairman of the Audit Committee of Oyster Point Pharma, Inc. from October 2020 to January 2023. He also served as a member of the Board of Directors of electroCore, Inc. (medical technology company) from June 2018 to June 2022, a member of the Board of Directors of Theravance Biopharma, Inc. from June 2014 to April 2015, and as a member of the Board of Directors and Chairman of the Audit Committee of OSI Pharmaceuticals, Inc. from June 2003 to May 2005. Previously, Mr. Atieh served at Dendrite International, Inc. (software provider) as Group President from January 2002 to February 2004 and as Senior Vice President and Chief Financial Officer from October 2000 to December 2001. He also served as Vice President of U.S. Human Health, a division of Merck & Co., Inc., from January 1999 to September 2000, as Senior Vice President — Merck-Medco Managed Care, L.L.C., an indirect wholly-owned subsidiary of Merck, from April 1994 to December 1998, as Vice President — Public Affairs of Merck from January 1994 to April 1994 and as Treasurer of Merck from April 1990 to December 1993.
Skills and Qualifications:
Mr. Atieh brings a wealth of diverse business experience to the Board, which he gained as a senior executive in a Fortune 50 company, large and small biotechnology companies, and technology and pharmaceutical service companies. His experience in finance includes serving as a chief financial officer, developing and executing financing strategies for large acquisitions, and subsequently leading the integration efforts of newly acquired companies. He was an audit manager at Ernst & Young and has served as chair of the audit committee of Chubb and other public companies. Mr. Atieh also has deep knowledge of sales and operations gained from over a decade of experience in these disciplines, with extensive customer-facing responsibilities that also contribute to his value as a director.
Mr. Atieh has served as a member of our Board since 1991 and as a result has significant experience and understanding of the Company’s business, growth, development, evolution and major risk, financial, operational and strategic considerations. His in-depth knowledge of the Company and its history adds significant value to our Board, particularly in supporting the development of our newer directors.

Nancy K. Buese Former Chief Financial Officer, Baker Hughes Company Age: 55 Years of Service: 2 (since 2023) Committee Memberships: Audit
Nancy K. Buese was Chief Financial Officer of Baker Hughes Company (supplier of products and services to the energy industry) from November 2022 to February 2025, and currently serves as a strategic advisor to Baker Hughes. Ms. Buese previously served as Executive Vice President and Chief Financial Officer of Newmont Corporation (precious metals and mining) from October 2016 to November 2022. Before her role at Newmont, Ms. Buese was Executive Vice President and Chief Financial Officer of MPLX (energy company), and prior to MPLX’s acquisition of MarkWest Energy Partners, L.P. in 2015, Ms. Buese served as Executive Vice President and Chief Financial Officer of MarkWest for 11 years. Ms. Buese is a certified public accountant and a former partner with Ernst & Young. Ms. Buese was a director of The Williams Companies, Inc., from 2018 to February 2023, serving on the Compensation & Management Development and Environmental, Health & Safety Committees at the time of her departure from the board, and from 2009 to 2017 served as a director and chaired the audit committee of UMB Financial Corporation.
Skills and Qualifications:
Ms. Buese’s significant financial and financial reporting knowledge and more than 25 years in finance leadership roles, including as a public company chief financial officer, audit committee chair, and certified public accountant, brings substantial value to our Board of Directors. Additionally, her extensive executive management and board experience in the energy industry provides our Board with a unique perspective and insight on environmental and sustainability matters for the Company as both an insurer and corporate citizen.

22	Chubb Limited 2025 Proxy Statement

Agenda Item 5
Sheila P. Burke Strategic Advisor, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC Age: 74 Years of Service: 9 (since 2016) Committee Memberships: Risk & Finance
Sheila P. Burke has been a Strategic Advisor at Baker, Donelson, Bearman, Caldwell & Berkowitz, PC since 2009, where she is currently the Chair of the firm’s Government Relations and Public Policy Group. Ms. Burke was a Faculty Research Fellow at the Malcolm Wiener Center for Social Policy, and was a Member of Faculty at the John F. Kennedy School of Government, Harvard University, from September 2007 to August 2024. Ms. Burke currently serves as Co-Chair of the Board of Ascension Healthcare. From 1997 to 2016, Ms. Burke was a member of the board of directors of The Chubb Corporation and joined our Board at the time of its merger with the Company. From 2004 to 2007, Ms. Burke served as Deputy Secretary and Chief Operating Officer of the Smithsonian Institution. Ms. Burke previously was Under Secretary for American Museums and National Programs, Smithsonian Institution, from June 2000 to December 2003. She was Executive Dean and Lecturer in Public Policy of the John F. Kennedy School of Government, Harvard University, from November 1996 until June 2000. Ms. Burke served as Chief of Staff to the Majority Leader of the U.S. Senate from 1985 to 1996. Ms. Burke was also previously a member of the board of directors of health insurance provider WellPoint, Inc. (now Elevance Health Inc.).
Skills and Qualifications:
Ms. Burke brings an extensive knowledge of public policy matters and governmental affairs, in both public service and private practice, to our Board. Her substantial experience on public, private and not-for-profit boards enables her to provide valuable oversight and guidance to our management on strategy, regulatory matters and risk management.

Nelson J. Chai Executive Chair, DailyPay LLC; Former Chief Financial Officer, Uber Technologies, Inc. Age: 59 Years of Service: 1 (since 2024) Committee Memberships: Audit
Nelson J. Chai is Executive Chair of DailyPay LLC (worktech and earned wage access platform). He previously served as Chief Financial Officer of Uber Technologies Inc. (rideshare and logistics technology platform) from September 2018 to December 2023. Prior to that, from 2017 to 2018, Mr. Chai was President and Chief Executive Officer of The Warranty Group (warranty solutions and underwriting services provider), and from 2010 to 2015 served in a variety of senior management roles at CIT Group, Inc. (financial services company), including President from 2011 to 2015 and Chairman of CIT Bank NA from 2014 to 2015. Prior to CIT Group, Mr. Chai held senior management positions at Bank of America Corporation and Merrill Lynch & Co., including Executive Vice President and Chief Financial Officer from 2007 to 2008. Mr. Chai served as Executive Vice President and Chief Financial Officer of NYSE Euronext, Inc. and its predecessor company NYSE Group, Inc. from 2006 through 2007. Since 2010, Mr. Chai has served on the board of directors of Thermo Fisher Scientific Inc. (global provider of scientific instruments, software and laboratory services).
Skills and Qualifications:
Mr. Chai’s extensive experience in financial and executive leadership roles at global technology and financial services companies make him a valuable contributor to our Board. His background, including as a public company chief financial officer, adds significant value in overseeing and providing guidance to management on financial and accounting matters and corporate strategy generally.

Chubb Limited 2025 Proxy Statement	23

Agenda Item 5
Michael L. Corbat Former Chief Executive Officer, Citigroup Inc. Age: 64 Years of Service: 2 (since 2023) Committee Membership: Risk & Finance
Michael L. Corbat served as Chief Executive Officer of Citigroup Inc. (global banking and financial services) from October 2012 until March 2021. Mr. Corbat held a number of key executive management positions in his nearly 40-year career at Citigroup, in which he gained experience in substantially all of Citi’s business operations, including Chief Executive Officer of Europe, Middle East and Africa from December 2011 to October 2012, Chief Executive Officer of Citi Holdings from January 2009 to December 2011, Chief Executive Officer of Citi Global Wealth Management from September 2008 to January 2009, and prior to that Head of the Global Corporate and Global Commercial Bank and Head of the Global Relationship Bank. In 2022, Mr. Corbat joined as a Senior Advisor to 26North Partners, a private investment firm, and founded Teton Advisors LLC, a private consulting business.
Mr. Corbat previously served as a member of the Board of Directors of Citigroup Inc. from 2012 to 2021, and also a former member of The Clearing House Association (including Chairman of the Supervisory Board), Financial Services Forum (including Vice Chairman), Bank Policy Institute (Member), The Partnership for New York City (Executive Committee Member), The Business Council (Member), Business Roundtable (Member), International Business Council of WEF (Member), and The U.S. Ski & Snowboard Team Foundation (Trustee).
Skills and Qualifications:
Mr. Corbat is an experienced financial services executive and finance professional with extensive understanding and expertise in the areas of financial services, risk management, financial reporting, institutional business, corporate and consumer businesses, employee management, regulatory and compliance, and corporate affairs. His experience as a chief executive officer of a large and highly regulated public global financial services company provides significant and valued insight to our Board and management on a multitude of multifaceted and complex operational, regulatory, strategic and international issues and opportunities facing the Company.

Fred Hu Chairman and Chief Executive Officer, Primavera Capital Group Age: 61 Years of Service: New Nominee
Fred Hu has been the Chairman and CEO of Primavera Capital Group (Asia-based private investment firm) since he founded the company in 2011. Prior to that he was a partner and Chairman of Greater China at Goldman Sachs Group Inc. (investment banking and financial services). Mr. Hu is currently Chairman of the Board of Yum China Holdings Inc. (restaurant holding company), and a member of the Board of Directors of Industrial and Commercial Bank of China Limited (financial services) and UBS Group AG (financial services). He previously served as co-director of the National Center for Economic Research and a professor at Tsinghua University.
Mr. Hu also served as a director of Ant Group from August 2020 to March 2022, of Hang Seng Bank Limited from May 2011 to May 2018, and of Hong Kong Exchanges and Clearing Limited from November 2014 to April 2021. He previously served as an economist at the International Monetary Fund, on the Hong Kong Government’s Strategic Development Committee, and the Advisory Committee for the Hong Kong Securities and Futures Commission.
Mr. Hu obtained his doctoral degree in economics from Harvard University.
Skills and Qualifications:
Mr. Hu would bring to our Board significant business, executive, strategic development, public policy, government and international affairs experience. His expertise and strong background in Asia, particularly in China, would also provide the Board with valuable insights and perspectives on a key growth region for the Company. In addition, Mr. Hu brings valuable corporate leadership experience as well as expertise in economics, finance and global capital markets.

24	Chubb Limited 2025 Proxy Statement

Agenda Item 5
Robert J. Hugin Former Chairman and Chief Executive Officer, Celgene Corporation Age: 70 Years of Service: 5 (since 2020) Committee Memberships: Risk & Finance
Robert J. Hugin served as Chief Executive Officer of Celgene Corporation (a biopharmaceutical company) from June 2010 until March 2016, as Chairman of its Board of Directors from June 2011 to March 2016 and as Executive Chairman from March 2016 to January 2018. Prior to June 2016, Mr. Hugin held a number of management roles at Celgene, including President from May 2006 to July 2014, Chief Operating Officer from May 2006 to June 2010 and Senior Vice President and Chief Financial Officer from June 1999 to May 2006. Prior to that, Mr. Hugin was a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin is currently a director of Biohaven, Ltd. (pharmaceutical company). Mr. Hugin has previously served as a director of Biohaven Pharmaceutical Holding Company Ltd. (pharmaceutical company), Allergan plc (multispecialty health care company), Danaher Corporation (science and technology company) and The Medicines Company (pharmaceutical company).
Skills and Qualifications:
Mr. Hugin brings significant and extensive executive leadership to our Board. His experience as a chief executive officer and his outside board service enables him to provide valuable insight on complex business and financial matters and guidance to our management on strategy. In addition, his role as chairman and chief executive of a global public company provides a depth of knowledge in handling a broad array of complex operational, regulatory and international issues.

Robert W. Scully Retired Co-President, Morgan Stanley Age: 75 Years of Service: 11 (since 2014) Committee Memberships: Audit (Chair), Executive
Robert W. Scully was a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, and he previously served at Morgan Stanley as Co-President, Chairman of global capital markets and Vice Chairman of investment banking. Prior to joining Morgan Stanley in 1996, he served as a managing director at Lehman Brothers and at Salomon Brothers Inc. Mr. Scully is currently a director of KKR & Co. Inc. and Zoetis Inc. Previously, Mr. Scully was a Public Governor of the Financial Industry Regulatory Authority (FINRA) and a director of UBS Group AG, Bank of America Corporation, GMAC Financial Services and MSCI Inc.
Skills and Qualifications:
Mr. Scully’s lengthy career in the global financial services industry brings expertise in capital markets activities and, of particular note, risk management to the Board. Mr. Scully has a broad range of experience with oversight stemming from his extensive service as a director; he has served or is serving on four other organizations’ audit committees (including FINRA), three companies’ compensation committees, a risk committee and a nominating and governance committee. Mr. Scully’s experience with and knowledge of talent development and strategic initiatives are also important to the Board.

Theodore E. Shasta Retired Partner, Wellington Management Company Age: 74 Years of Service: 15 (since 2010) Committee Memberships: Audit
Theodore E. Shasta has served as a Director of MBIA, Inc. (financial guarantee insurance provider) since 2009, and also serves as the Chair of its Audit Committee and a member of its Finance and Risk Committee, Compensation and Governance Committee and Executive Committee. Mr. Shasta was formerly a Senior Vice President and Partner of Wellington Management Company, a global investment advisor. Mr. Shasta joined Wellington Management Company in 1996 and specialized in the financial analysis of publicly-traded insurance companies and retired in June 2009. Prior to joining Wellington Management Company, Mr. Shasta was a Senior Vice President of Loomis, Sayles & Company (investment management). Before that, he served in various capacities with Dewey Square Investors and Bank of Boston. In total, Mr. Shasta spent 25 years covering the insurance industry as a financial analyst.
Skills and Qualifications:
Mr. Shasta’s history of working in the financial services industry, as well as in the property and casualty insurance arena, brings valuable insight to the Board from the investor perspective. His years of analysis of companies like Chubb and its peer group provide him with deep knowledge of particular business and financial issues we face. His financial acumen and industry knowledge make him a valuable contributor to the Audit Committee. Mr. Shasta has been a Chartered Financial Analyst since 1986.

Chubb Limited 2025 Proxy Statement	25

Agenda Item 5
David H. Sidwell Retired Chief Financial Officer, Morgan Stanley Age: 72 Years of Service: 11 (since 2014) Committee Memberships: Nominating & Governance (Chair), Compensation, Executive
David H. Sidwell was Executive Vice President and Chief Financial Officer of Morgan Stanley from March 2004 to October 2007, when he retired. From 1984 to March 2004, Mr. Sidwell worked for JPMorgan Chase & Co. in a variety of financial and operating positions, most recently as Chief Financial Officer of JPMorgan Chase’s investment bank from January 2000 to March 2004. Prior to joining JP Morgan in 1984, Mr. Sidwell was with Price Waterhouse LLP, a major public accounting firm, from 1975 to 1984, where he was qualified as a chartered accountant with the Institute of Chartered Accountants in England and Wales. Mr. Sidwell was Senior Independent Director of UBS Group AG until April 2020 and was a director of the Federal National Mortgage Association (Fannie Mae) until October 2016.
Skills and Qualifications:
Mr. Sidwell has a strong background in accounting, finance and capital markets, as well as the regulation of financial institutions. He also has considerable expertise in risk management from chairing the risk committee of a public company and his executive positions. Mr. Sidwell further contributes experience in executive compensation and corporate governance from his service on the committees of other public company boards. This comprehensive range of experience contributes greatly to his value as a Board member.

Olivier Steimer Former Chairman, Banque Cantonale Vaudoise Age: 69 Years of Service: 17 (since 2008) Committee Memberships: Risk & Finance (Chair), Executive
Olivier Steimer was Chairman of the Board of Banque Cantonale Vaudoise from October 2002 until December 2017. Previously, he worked for the Credit Suisse Group from 1983 to 2002, with his most recent position at that organization being Chief Executive Officer, Private Banking International, and member of the Group Executive Board. Mr. Steimer has served since 2013 on the Board of Allreal Holding AG (Swiss real estate manager and developer) and since January 2018 on the Board of Bank Lombard Odier & Co. Ltd. (a Swiss private bank). Also, from 2009 to 2021, he served as a member, and from 2012 to 2021 as Vice Chairman, of the Bank Council of Swiss National Bank. He was Chairman of the foundation board of the Swiss Finance Institute until June 2017. From 2003, he served as a member, and from 2010 to 2014 as Vice Chairman, of the Board of Directors of SBB CFF FFS (the Swiss national railway company), and, from 2009 until 2012, he was the Chairman of the Board of Piguet Galland & Cie SA. Mr. Steimer is a Swiss citizen.
Skills and Qualifications:
Mr. Steimer has a strong background of leadership in chairman and chief executive officer roles. He has deep knowledge of sophisticated banking and finance matters derived from his extensive experience in the financial services industry. As a Swiss company, Chubb benefits specifically from Mr. Steimer being a Swiss citizen and resident, and his insight into the Swiss commercial and insurance arenas provides valuable perspective to the Board.

26	Chubb Limited 2025 Proxy Statement

Agenda Item 5
Frances F. Townsend Advisory Services, Frances Fragos Townsend, LLC Age: 63 Years of Service: 5 (since 2020) Committee Memberships: Compensation (Chair), Nominating & Governance, Executive
Frances F. Townsend currently runs her own independent corporate consulting business, Frances Fragos Townsend, LLC. From December 2020 until November 2023, Ms. Townsend served in a variety of roles at Activision Blizzard (interactive gaming and entertainment), including Executive Vice President for Corporate Affairs, Corporate Secretary, Chief Compliance Officer and Senior Counsel. From October 2010 to December 2020, Ms. Townsend served at MacAndrews & Forbes Incorporated (a diversified holding company). At the time of her departure she was Vice Chairman, General Counsel and Chief Administrative Officer. From April 2009 to October 2010, Ms. Townsend was a partner at the law firm of Baker Botts LLP. Prior to that, she served as Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the U.S. Homeland Security Council from May 2004 until January 2008. She also served as Deputy Assistant to the President and Deputy National Security Advisor for Combating Terrorism from May 2003 to May 2004. Prior to serving the President, Ms. Townsend was the first Assistant Commandant for Intelligence for the U.S. Coast Guard and spent 13 years at the U.S. Department of Justice in various senior positions. Ms. Townsend is a board member of the Council on Foreign Relations and the Trilateral Commission, and is currently the lead independent director of Leonardo DRS, Inc. (defense contractor) and a director of Freeport-McMoRan Inc. (international mining company). During the past five years, Ms. Townsend served as a director of Scientific Games Corporation (now Light & Wonder Inc.), SciPlay Corporation and The Western Union Company.
Skills and Qualifications:
Ms. Townsend brings to the board extensive public policy, government, regulatory and legal experience as well as a strong background in domestic and international affairs, risk management, strategic planning and intelligence and security matters (including cybersecurity). Ms. Townsend also has significant leadership experience through her various roles in U.S. government, including as chair of the U.S. Homeland Security Council. Ms. Townsend’s public board experience also contributes to her value as a director.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
Chubb Limited 2025 Proxy Statement	27

Agenda Item 6
Election of the Chairman of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect Evan G. Greenberg as Chairman of the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, the authority to elect the Chair of our Board of Directors is vested with our shareholders, who elect a Chair from the directors elected under Agenda Item 5.
With the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated our current Chairman, Mr. Evan G. Greenberg, for election by shareholders as the Chairman of the Board of Directors until our next annual general meeting. Biographical information regarding Mr. Greenberg is found under Agenda Item 5.
Mr. Greenberg has served as our Chairman since 2007, a period of sustained success for the Company. Under his leadership, the Company has created superior shareholder value. Between 2008, his first full year as Chairman, and 2024, our annualized total shareholder return (inclusive of reinvested dividends) was 11.6% and on a cumulative basis was 543.5%.
Annual Review of Board
Leadership Structure

Each year, led by the Nominating & Governance Committee, the Board of Directors reviews its leadership structure and considers shareholder feedback. The Board of Directors (with Mr. Greenberg abstaining) has unanimously agreed that it is in the best interest of the Company and shareholders for Mr. Greenberg to continue in his role as Chairman of the Board. The Board believes he has the skills and experience to best perform both the Chairman and CEO roles at this time.
In support of nominating Mr. Greenberg as Chairman, our Board encourages shareholders to consider Mr. Greenberg’s unique and immeasurable leadership value to the Board. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry and combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board. Additionally, the Company is in a highly regulated industry, and
Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning 50 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below and in “Corporate Governance — Board Leadership Structure” in this proxy statement. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Our Board considers Mr. Greenberg’s continued service as Chairman to be essential as the Company executes on its strategic plan and identifies and capitalizes on market and other opportunities. The Board believes that, as Chairman, Mr. Greenberg will continue the Company’s trajectory of success, consistent with its track record, in the face of the multitude of risks and opportunities that lay ahead.

28	Chubb Limited 2025 Proxy Statement

Agenda Item 6
Board Leadership: Our Independent
Lead Director

While Mr. Greenberg serves as Chairman, Board leadership comes also from our independent Lead Director, Mr. Michael P. Connors. Our Board structure provides for a strong independent Lead Director position to promote and foster effective director independence in deliberations and overall governance. The Lead Director provides a forum for independent director deliberation and feedback and helps assure that all Board members have the means to, and do, carry out their responsibilities in accordance with their fiduciary duties.
Our Nominating & Governance Committee, and the entire Board of Directors, regularly reviews our Board leadership structure, and in particular examines and reaffirms the significant authority and powers of our Lead Director.
See “Corporate Governance — Board Leadership Structure” in this proxy statement for more details on the powers and responsibilities of our Lead Director.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2025 Proxy Statement	29

Agenda Item 7
Election of the Compensation Committee of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees Michael P. Connors, Michael L. Corbat, David H. Sidwell and Frances F. Townsend individually as members of the Compensation Committee until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, authority to elect the members of the Compensation Committee of our Board of Directors is vested with our shareholders.
Upon the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated Michael P. Connors, Michael L. Corbat, David H. Sidwell and Frances F. Townsend for election to the Compensation Committee. Each of Mr. Connors, Mr. Sidwell and Ms. Townsend are currently serving on the Compensation Committee. Mr. Corbat, a current member of our Board, is a new nominee to the Compensation Committee. Biographical information for each may be found under Agenda Item 5.
The Board of Directors has unanimously agreed that service by each nominee to the Compensation Committee is in the best interest of the Company and the shareholders. Each of the nominees has been determined by the Nominating & Governance Committee and the Board of Directors to satisfy the Company’s Categorical Standards for Director Independence and related NYSE listing standards and SEC rules and regulations.

What Happens If Shareholders Do Not Approve the Nominees in this Proposal?

If the shareholders do not approve the nominees in this proposal, then the Board will consider the reasons the shareholders did not approve, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
30	Chubb Limited 2025 Proxy Statement

Agenda Item 8
Election of Homburger AG as Independent Proxy
Agenda Item

Our Board of Directors is asking shareholders to elect Homburger AG as the Company’s independent proxy until the conclusion of our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, shareholders have the authority to elect an independent proxy. Swiss law does not permit other forms of institutional proxies for public companies, such as corporate proxies (appointing an officer or another representative of the Company) or depositary bank representatives as defined under Swiss law.
The independent proxy’s main task is to exercise the voting rights granted to it by shareholders in accordance with shareholder instructions. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
Our Board of Directors has recommended that Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland be elected as our independent proxy until the conclusion of our next annual general meeting. Homburger AG is a Swiss law firm.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2025 Proxy Statement	31

Agenda Item 9
Renewal of a Capital Band for Authorized Share Capital Increases and Reductions
Agenda Item

Our Board of Directors is asking shareholders to approve an amendment of Article 6 of the Articles of Association (as set out below under “Explanation”) to renew our capital band, which would authorize the Board of Directors to increase or decrease the Company’s share capital by up to 20% for a 1-year period ending on May 15, 2026.
If approved, the amendment of the Articles of Association will become effective upon its registration in the Swiss commercial register.
Explanation

Under Swiss law, shareholders may authorize the board of directors for a period of time to increase or decrease the stated share capital within a permitted range. This “capital band” is required to be set out in a company’s articles of association.
At the 2024 annual general meeting, shareholders authorized the Board to increase or decrease the Company’s share capital by up to 20% for a one-year period until May 16, 2025. Due to the expiration of the current capital band, our Board believes it is advisable and in the best interests of the Company for shareholders to renew the capital band on similar terms such that our Board, for a maximum period of one year, may change the stated share capital registered in the Swiss commercial register once or several times within the limits of:
(i)
Increasing stated share capital by a maximum of 20%; and

(ii)
Reducing stated share capital by a maximum of 20%,

in each case, of the Company’s existing share capital at the time of the Annual General Meeting. Please note that these are maximum and minimum share capital limits, and that all or any limits may not be utilized, subject to the Board’s determination.
While Swiss law allows a capital band authorization to last for up to 5 years and extend to a maximum increase of 150% and decrease of 50% of existing share capital, the Board believes the limits requested in this proposal provide appropriate flexibility.
The ability to increase share capital through this Agenda Item would enable our Board to raise share capital efficiently by authorizing new Common Share issuances at such times and for such purposes as it may deem advisable without further action by shareholders, except as may be required by applicable laws or regulations, including NYSE requirements. For example, new shares would be available for issuance in connection with financings, acquisitions of other companies, stock dividends, raising capital following significant catastrophes that would otherwise have a material effect on Chubb’s balance sheet or financial condition, or other corporate purposes. The share capital reduction component of the proposed capital band would also enable us to continue to cancel shares earmarked for cancellation that are acquired under our share repurchase program, ensuring we maintain capital management flexibility and continue to return capital to shareholders through share repurchases in accordance with Swiss treasury share limit requirements.
If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue Common Shares or securities convertible into or exercisable for Common Shares in one or a series of related transactions if such Common Shares represent 20% or more of the voting power or outstanding Common Shares of the Company. NYSE rules also require shareholder approval for an issuance of Common Shares that would result in a change of control of the Company, as well as for share issuances in connection with certain benefit plans or related party transactions.

32	Chubb Limited 2025 Proxy Statement

Agenda Item 9
As a Swiss company, we are required to submit both the English and the (authoritative) German versions of the proposed amendment to the Articles of Association, pursuant to which Article 6 of the Articles of Association would replace the existing capital band provision and read as follows:
Article 6 Kapitalband	Article 6 Capital Band
a)
Der Verwaltungsrat ist ermächtigt, jederzeit bis zum 15. Mai 2026 innerhalb einer Obergrenze von CHF 247’264’452.50, entsprechend 494’528’905 vollständig zu liberierenden Namenaktien mit einem Nennwert von je CHF 0.50 und einer Untergrenze von CHF 164’842’968.50, entsprechend 329’685’937 vollständig zu liberierenden Namenaktien mit einem Nennwert von je CHF 0.50, das Aktienkapital einmal oder mehrere Male zu verändern.

b) — e) [bleiben unverändert.]

a)
The Board of Directors is authorized any time until May 15, 2026 to change the share capital once or several times within the upper limit of CHF 247,264,452.50, corresponding to 494,528,905 registered shares with a par value of CHF 0.50 each to be fully paid up, and the lower limit of CHF 164,842,968.50, corresponding to 329,685,937 registered shares with a par value of CHF 0.50 each to be fully paid up.

b) — e) [remain unchanged.]

The capital band allows the Company to limit or withdraw shareholders’ pre-emptive rights in specified and limited circumstances, and enables the Board to determine the modalities of capital increases and decreases within the capital band. Article 6 of the Articles of Association contains the following paragraphs relating to these matters, which remain unchanged:
b)
In the event of a capital increase the following applies:

1.
The Board of Directors shall determine the number of shares to be issued, the date of issue, the type of contributions (including cash contributions, contributions in kind, set-off and conversion of freely usable reserves, including retained earnings, into share capital), the conditions governing the exercise of subscription rights and the commencement of dividend entitlement. The Board of Directors may issue new shares which are underwritten by a bank or other third party and subsequently offered to existing shareholders. The Board of Directors is authorized to restrict or to prohibit trading in the subscription rights to the new shares. In the event of subscription rights not being exercised, the Board of Directors may, at its discretion, either allow such rights to expire worthless, or place them or the shares to which they entitle their holders either at market prices or in some other manner commensurate with the interests of the Company.

2.
The Board of Directors is authorized to exclude the pre-emptive rights of the shareholders and to allocate them to individual shareholders, third parties, the Company or one of its subsidiaries, in the event of the use of shares for the purpose of (1) mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions, and of other investment projects (including by way of private placements), (2) to improve the regulatory capital position of the Company or its subsidiaries (including by way of private placements), (3) broadening the shareholder constituency or for investment by strategic partners, (4) in connection with the listing of new shares at market conditions on domestic or foreign stock exchanges (including by way of private placements), (5) the new shares being issued for the purpose of raising equity capital in a swift and flexible manner, where such raising of capital would be difficult or would only be possible at less favorable conditions if the pre-emptive rights to the new shares were not excluded, and (6) the participation of members of the Board of Directors, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries.

c)
In case of a capital reduction, the Board of Directors shall, to the extent necessary, determine the number of cancelled shares and the use of the reduction amount. The acquisition and holding of shares repurchased for purposes of cancellation under the capital band are, to the extent permitted by law, not subject to the 10% threshold for own shares within the meaning of Art. 659 para. 2 CO.

d)
Capital increases may be performed both by increasing the par value of the shares and by issuing new shares, and reductions may be performed both by reducing the par value of the shares and by cancelling shares. The Board of Directors is also authorized to carry out a simultaneous reduction and re-increase of the share capital. In the case of a reduction of the par value, the Board of Directors shall adapt all provisions of the Articles of Association relating to the par value of a share as well as the number of shares with a new nominal value corresponding to the fixed upper and lower limit of the capital band according to para. 1, accordingly.

e)
Subscription to and acquisition of newly issued shares out of the capital band and any further transfers of their ownership shall be subject to the restrictions specified in art. 8 of the Articles of Association.

The Company does not have any current plans or commitments to issue new Common Shares. The Board does not intend to issue any new shares except on terms or for reasons which the Board deems to be in the best interests of the Company and its shareholders.
Chubb Limited 2025 Proxy Statement	33

Agenda Item 9
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to issue shares at times our Board deems necessary or advisable and in the best interests of the Company, or to cancel shares, which may impede our ability to return capital to shareholders through our share repurchase program.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting is required to approve this Agenda Item.
34	Chubb Limited 2025 Proxy Statement

Agenda Item 10
Approval of the Compensation of the Board of Directors and
Executive Management Under Swiss Law Requirements
10.1 Maximum Compensation of the Board of Directors until the Next
Annual General Meeting

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $6.5 million in aggregate compensation for the members of the Board of Directors until the 2026 annual general meeting.
Explanation of Proposal

Swiss law and our Articles of Association require shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that may be paid, granted or promised to the Board of Directors.
All compensation to directors (other than Mr. Greenberg, who does not receive compensation for his service as a director) from the date of the Annual General Meeting through the 2026 annual general meeting is subject to this maximum aggregate amount. This includes all annual retainer fees, committee chair fees and equity awards provided to the directors.
The requested $6.5 million is an increase from the $5.5 million maximum amount approved by shareholders at our 2024 annual general meeting.
A description of director compensation and the amounts paid to directors in 2024 can be found in the “Director Compensation” section of this proxy statement. Under Swiss law, we also publish an audited annual Swiss Compensation Report, which is included within our Annual Report and available to shareholders in their proxy materials.
Process Used to Determine Maximum Aggregate Compensation for the Board of Directors, Outside Consultant Survey and Analysis of Director Compensation

The Compensation Committee retained Farient Advisors LLC (Farient) to provide the annual survey and analysis of director compensation and our Outside Directors Compensation Parameters. In February 2025, the Committee considered the Farient survey and analysis, and recommended to the Board, and the Board approved, changes to our Outside Directors Compensation Parameters effective as of the Annual General Meeting. The changes were based on, among other things, a comparison of our director compensation structure to our competitors and other insurance and similarly-sized companies. As a result, the cash retainer was increased from $135,000 to $150,000; the equity retainer was increased from $190,000 to $225,000; and the Compensation Committee Chair cash retainer was increased from $25,000 to $30,000. The Board also determined to eliminate per meeting fees for any special Board or committee meetings. No changes were made to any other element of director compensation.
Upon recommendation of the Compensation Committee, the Board then approved the maximum aggregate amount of director compensation to recommend to shareholders. Considerations included the proposed increased size of the Board by one director and the changes to our Outside Directors Compensation Parameters described above.
The Board does not expect to consider changes to the Outside Directors Compensation Parameters until it considers the maximum aggregate compensation pool to be submitted for shareholder approval next year.
The proposed maximum cap is to ensure a sufficient cushion, if needed. Our Board does not expect to utilize the full amount of the cap given the proposed size of our Board and the compensation amounts set forth in our Outside Directors Compensation Parameters.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount proposed by the Board, our Articles of Association require the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders. The Company may continue to pay

Chubb Limited 2025 Proxy Statement	35

Agenda Item 10
compensation to the Board subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s compensation arrangements and could detrimentally impact the Company’s ability to attract and retain directors.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
10.2 Maximum Compensation of Executive Management for the
2026 Calendar Year

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $78 million in aggregate compensation for the members of Executive Management for the next calendar year (2026).
Explanation of Proposal

Chubb’s Executive Management is appointed by the Board, based on the applicable provisions of Swiss law and our Organizational Regulations. Chubb’s Executive Management currently consists of Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; and Joseph F. Wayland, General Counsel.
Swiss law and our Articles of Association require our shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for the subsequent calendar year.
The proposal of $78 million in maximum aggregate compensation for Executive Management for the 2026 calendar year is an increase from the $72 million for the 2025 calendar year approved at last year’s annual general meeting.
The recommended amount takes into account 2024 compensation decisions for Executive Management that reflect alignment with the Company’s excellent financial and operational performance for the year and allows for year-over-year increases in compensation for both 2025 and 2026 assuming Company performance meets or substantially exceeds performance thresholds established by the Board and Compensation Committee. The recommended amount for 2026 therefore reflects a desire to ensure a sufficient cushion for the Company to continue to attract and retain members of Executive Management and allow flexibility for appropriate discretion by our Compensation Committee in compensation decisions in accordance with its established discipline and rigor.
The degree of cushion built into the recommended amount also considers market competitiveness, increased competition for talent, greater uncertainty in the industry environment and the lengthy period of time between when this recommended amount is set and when compensation awards are actually made approximately two years later. The cushion enables us to avoid uncertainty in appropriately awarding our executives, should it be justified by the Company’s performance.
The maximum aggregate amount includes base salary, annual cash bonus and long-term equity awards, as well as Company contributions to retirement plans and perquisites provided to Executive Management. Compensation payable for 2026 will be determined in accordance with our compensation principles as applied by our Compensation Committee. These principles are described in our Articles of Association and the Compensation Discussion & Analysis section of this proxy statement.
A significant portion of compensation of Executive Management will remain “at-risk” or “variable” and dependent on Company and individual performance. We expect to continue this emphasis on at-risk, variable compensation, in the form of a cash bonus and long-term equity awards, to align management and shareholder interests. The annual cash bonus and long-term equity awards for 2026 will be based on and subject to the Compensation Committee’s consideration of year-end financial results, and will be awarded in 2027 with respect to performance during calendar year 2026.
Our approach to the Swiss-required Executive Management say-on-pay vote in this Agenda Item 10.2 permits shareholders to vote on executive compensation relating to the next year,

36	Chubb Limited 2025 Proxy Statement

Agenda Item 10
while the SEC say-on-pay advisory vote in Agenda Item 11 and Swiss say-on-pay advisory vote in Agenda Item 10.3 provide shareholders an opportunity to vote looking back at actual compensation paid out to NEOs and Executive Management in the calendar year before the date of the proxy statement. The retrospective say-on-pay votes will provide additional accountability for the way we use the maximum amounts approved in advance via this Executive Management say-on-pay vote and further ensure that pay and performance remain aligned.
Maximum Aggregate Compensation Dependent Upon Company and Individual Performance

The maximum aggregate amount of compensation is a maximum cap and the Company will not necessarily award the maximum aggregate amount of compensation. Maximum potential awards and payments at the top of applicable ranges will only be made if individual and Company performance meet performance thresholds set by the Board or Compensation Committee in accordance with the Articles of Association and the Company’s bonus and equity plans. Equity awards will be valued at the fair value at the time of grant in accordance with Article 24(e) of our Articles of Association. Actual amounts realized by Executive Management will depend on various factors including our future stock price.
We request that our shareholders approve the maximum aggregate amount of $78 million in order to assure that the Company has a sufficient cushion and the flexibility to reward superior performance and to respond to unforeseen circumstances that may arise in calendar year 2026.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of Executive Management
For which period does Executive Management compensation approval apply?	The approval applies to compensation for the next calendar year (2026), including variable compensation that may be paid or granted in 2027 based upon satisfaction of 2026 performance objectives.
What does the maximum aggregate compensation amount include?	It includes a lump sum amount for all potential compensation elements for the period, including:
	• Fixed compensation: – Base salary	• Variable compensation, including: – Cash bonus – Long-term equity awards – Retirement contributions – Additional personal benefits including limited perquisites
How is future compensation for 2026 valued for purposes of this requested approval?
To calculate depletion of amounts against the cap, cash payments will be valued at the amount actually paid; the proposed amount does not factor in a discount to present value. In accordance with Article 24(e) of our Articles of Association, equity awards will be valued at the fair value on the date of grant, which may be less than the full market value of the shares subject to particular awards. Fair value for awards will be assessed as follows:
•
performance-based equity awards (performance shares and performance stock units): 100% of the market value of the target component of the award as of the date of grant

•
time-based restricted stock awards (restricted stock and restricted stock units): 100% of the market value of the subject shares as of the date of grant

•
stock options: the applicable Black-Scholes value at the date of grant

In all cases, amounts actually realized by Executive Management for their equity awards could be less or more than the fair value at time of grant because the stock price for Chubb shares may increase or decrease between the date of grant and the date the awards actually vest, if they vest, or are exercised.

In addition to this potential for share price fluctuation, the fair value of stock options is less than 100% of the value of the shares subject to the options because the options have an exercise price equal to the market value on the date of grant. The fair value of performance-based equity awards is less than 100% of the value of the shares subject to the awards on the date of grant because the relevant performance hurdles, for both target awards and premium awards, may not be met. This means that members of Executive Management may realize less than the value of the target or premium awards or no value at all should awards fail to meet performance hurdles.

Chubb Limited 2025 Proxy Statement	37

Agenda Item 10

In the Summary Compensation Table of this proxy statement and in our Swiss Compensation Report contained in the Annual Report, stock options are valued at a Black-Scholes value, and performance-based equity awards are reflected at 100% of the value of the target award. The Summary Compensation Table also includes in a footnote information about the grant date full (potential) value of performance-based equity awards granted in 2024 to our NEOs.

Who determines the actual compensation for each individual member of Executive Management?
The Board or the Compensation Committee determines the actual individual compensation of each member of Executive Management, subject to the maximum aggregate compensation amounts ratified by the shareholders and other limitations contained in the Articles of Association and the Company’s bonus and equity plans.

Where Can I Find More Information About Executive Management Compensation?

The Compensation Discussion & Analysis section of this proxy statement contains detailed information about executive compensation for our NEOs. Compensation information for our Executive Management is disclosed in our Swiss Compensation Report.
Chubb Executive Management, Role and Compensation

Executive Management has accountability for corporate strategy, providing constant leadership to the organization on the execution of that strategy, and ensuring that the financial performance of the Company creates shareholder value both in the short- and long-term.
Chubb’s Executive Management receives both fixed and variable compensation for their work. The majority of their compensation is variable, in the form of annual cash bonus and long-term equity awards — both of which are directly linked to the financial and operating performance of the Company over multiple time horizons.
The determination of annual variable compensation follows from a thoughtful and disciplined assessment of Company performance in both absolute and relative terms, fostering clear alignment between compensation and Company financial and operating performance.
Process Used to Determine Maximum Aggregate Compensation for Executive Management

The Board of Directors and Compensation Committee calculate the maximum aggregate compensation amount based on the assumption that compensation for Executive Management will be at the maximum of all applicable ranges, meaning that all individual and Company performance criteria are met or substantially exceeded. Actual compensation determinations and awards for 2026 are subject to Board or Compensation Committee determination after the Annual General Meeting. If the Board of Directors were to decide that Executive Management deserves compensation and awards in excess of the maximum amount approved by shareholders, we would pay such amounts only with subsequent shareholder approval for that additional amount.
If performance criteria are not met, then the actual aggregate amount of compensation paid to the individual members of Executive Management will be significantly lower than the maximum aggregate compensation amount for which the Board is seeking approval.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount, our Articles of Association requires the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders, and the Company may pay compensation to Executive Management subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s executive compensation arrangements and could detrimentally impact the Company’s ability to attract and retain members of Executive Management.

38	Chubb Limited 2025 Proxy Statement

Agenda Item 10
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
10.3 Advisory Vote to Approve the Swiss Compensation Report

Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the audited Swiss compensation report of Chubb Limited for the year ended December 31, 2024.
Explanation of Proposal

Under Swiss law and our Articles of Association, we are required to prepare a separate Swiss statutory compensation report each year that contains specific items in a presentation format determined by Swiss regulations.
Our Swiss compensation report for the year ended December 31, 2024 (Swiss Compensation Report) is included in the Chubb Limited 2024 Annual Report, which is part of the proxy materials we have provided to shareholders, and also available electronically at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
The Swiss Compensation Report discloses the 2024 compensation for both the Board of Directors and our Swiss Executive Management. The report is audited by our independent statutory auditors, PricewaterhouseCoopers AG, who have confirmed that the compensation report complies with Swiss law.
This non-binding retrospective vote on the compensation paid to the Board of Directors and Executive Management is in addition to the binding forward-looking votes on the maximum compensation of the Board of Directors and Executive Management described in the other sub-items in this Agenda Item 10, and the separate non-binding retrospective U.S. say-on-pay vote for compensation paid to our SEC named executive officers described in Agenda Item 11.
This additional Swiss say-on-pay advisory vote provides our shareholders with a direct retrospective voice on director and executive compensation by providing a look-back on the use of prior-approved Swiss maximum compensation amounts.

Q&A Relating to Shareholder Ratification of the Swiss Compensation Report
Why is this agenda item included in this proxy statement?
Swiss corporate law provides that Swiss public companies, such as Chubb, that conduct a binding prospective vote on the maximum compensation of the Board of Directors and Executive Management must additionally provide shareholders with a non-binding advisory retrospective vote on the compensation paid to the Board of Directors and Swiss executives as set forth in the Swiss Compensation Report.
While shareholders prospectively approve aggregate compensation for a subsequent period in Agenda Items 10.1 and 10.2, the Swiss Compensation Report describes the actual use of the amounts in the prior calendar year.
While we historically have had an advisory say-on-pay vote on the compensation paid to our named executive officers, that vote is required by SEC rules. The vote in this Agenda Item 10.3 is required pursuant to Swiss law. Consequently, both votes are required at the Annual General Meeting.

What does this ratification cover?
This advisory vote covers the entire Swiss Compensation Report, disclosing aggregate compensation for directors and Executive Management, including the tabular and related narrative disclosures. This ratification covers both director and executive compensation collectively and is not intended to cover just director or Executive Management compensation, or the compensation of any individual director or executive.

Chubb Limited 2025 Proxy Statement	39

Agenda Item 10
Are there differences between director compensation disclosed in the Swiss Compensation Report and the 2024 Director Compensation table in this proxy statement?
Yes. The differences are that the Swiss Compensation Report (i) includes a Swiss-franc equivalent amount, a year-over-year comparison, and total aggregate director compensation paid for the calendar year (in addition to per director), (ii) values the equity granted to directors in accordance with Swiss statutory reporting, while the 2024 Director Compensation table uses the grant date fair value as required by SEC regulations, and (iii) excludes matching contributions made under our matching charitable contribution program for directors because that is considered director compensation under SEC regulations but is not treated as compensation under applicable Swiss compensation disclosure requirements.

Are there differences between executive compensation disclosed in the Swiss Compensation Report and this proxy statement, including in the Summary Compensation Table?
Yes. This is due to differences between Swiss and SEC compensation disclosure requirements.
First, Swiss and SEC requirements necessitate compensation disclosures for slightly different sets of executives. The Swiss Compensation Report requires disclosure of compensation paid to our Swiss Executive Management, which is a set of executives appointed by the Board based on the applicable provisions of Swiss law and our Organizational Regulations. Our Executive Management is described in Agenda Item 10.2. On the other hand, this proxy statement discloses compensation paid to our named executive officers, which is determined in accordance with SEC rules. In short, while Messrs. Lupica and Ortega are named executive officers, they are not members of Executive Management, and while Mr. Wayland is a member of Executive Management, he is not a named executive officer.
Second, in accordance with Swiss rules, the executive compensation table in the Swiss Compensation Report sets out the individual compensation of Mr. Greenberg, our Chairman and CEO, and the aggregate compensation of the other members of Executive Management. SEC disclosures require the individualized compensation disclosure of each named executive officer.
Third, the equity awards disclosed in the Swiss Compensation Report table represent grants for performance for that particular year (i.e., the equity awards that were granted in February 2025 for performance in 2024 are included in 2024 compensation). This is consistent with how our Compensation Committee views compensation for 2024 as described in the Compensation Discussion & Analysis; due to SEC requirements, the Summary Compensation Table shows 2024 equity awards granted in 2024, which were intended to serve as compensation for 2023.
All other forms and amounts of compensation, including base salary, cash bonus and all other compensation, are consistent between the Swiss Compensation Report and the executive compensation tables in this proxy statement.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the compensation of the Board of Directors and Executive Management as set forth in the Swiss Compensation Report on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
40	Chubb Limited 2025 Proxy Statement

Agenda Item 11
Advisory Vote to Approve Executive Compensation under
U.S. Securities Law Requirements
Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (NEOs), as disclosed pursuant to the compensation disclosure rules of the SEC for the year ended December 31, 2024, including in the Compensation Discussion & Analysis, compensation tables and related material disclosed in this proxy statement. Our NEOs are determined based on relevant compensation and applicable SEC rules.
Explanation

This proposal, commonly known as the SEC’s “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation for the fiscal year ended December 31, 2024. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
This SEC say-on-pay vote is advisory, and not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. To the extent there is a significant vote against NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate the voting results and any actions necessary to address those concerns.
Shareholders should review the Compensation Discussion & Analysis and the executive compensation tables and related narrative disclosure in this proxy statement for information about the compensation of our NEOs. Our NEOs for 2024 are Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; John J. Lupica, Vice Chairman and Executive Chairman, North America Insurance; and Juan Luis Ortega, President, North America Insurance.
Our Compensation Program

The goal of our compensation program is to fairly compensate our employees and to enhance shareholder value by closely aligning our executive compensation philosophy and practices with the interests of our shareholders.
We compete for executive talent with property and casualty insurers, specialty insurers, life insurers and financial services companies worldwide. We believe our compensation programs are effective in attracting and retaining the highest caliber senior executives with the skills necessary to achieve our strong financial and operating performance objectives.

Chubb Limited 2025 Proxy Statement	41

Agenda Item 11
Our compensation practices are structured to:
•
pay for performance;

•
encourage business decision-making aligned with the long-term interests of the Company; and

•
support the human resource requirements of our business in all the markets, globally, in which we operate.

We continually evolve our executive compensation practices to reflect the highest standards. Our performance-based compensation criteria include key financial performance metrics, relevant business unit performance objectives and non-quantitative objectives that support our long-term strategic plan.
We are asking our shareholders to indicate their support for our NEO compensation as described in this proxy statement in the Compensation Discussion & Analysis, compensation tables and related narrative disclosure.

Key features of our executive compensation practices and policies include:
•
Detailed individual and Company performance criteria;

•
Significant amount of at-risk pay (95% for CEO, 89% for other NEOs);

•
Performance-based equity comprises 100% of the annual equity award for each NEO;

•
Performance-based equity award vesting is linked to key operating metrics (tangible book value per share growth and P&C combined ratio), with TSR used only as a modifier for premium awards;

•
Three-year cliff vesting and no second-chance “look-back” vesting opportunities for performance-based equity awards;

•
Carefully constructed peer groups, re-evaluated at least annually;

•
Robust insider trading and clawback policies;

•
No new pledging of Chubb shares owned by executive officers or directors;

•
Mandatory executive share ownership guidelines; and

•
No hedging of Chubb securities.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved executive compensation under U.S. securities law requirements on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
42	Chubb Limited 2025 Proxy Statement

Agenda Item 12
Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2024
Agenda Item

Our Board of Directors is asking shareholders to approve the Sustainability Report of Chubb Limited for the year ended December 31, 2024.
Explanation

Swiss corporate law requires public companies such as Chubb to produce a report on “non-financial matters”, and directs that the report cover environmental, social and employee matters, human rights and combating corruption. Swiss law requires that the report be submitted to shareholders at the Annual General Meeting.
The Company’s Sustainability Report for the year ended December 31, 2024 (Sustainability Report) is available at investors.chubb.com/financials/annual-reports/default.aspx and was prepared in accordance with the requirements of Article 964b of the Swiss Code of Obligations and made available in compliance with Swiss law. The 2024 Sustainability Report is also aligned to the framework of the International Sustainability Standards Board (ISSB), to the extent feasible, and covers the topics previously reported on in the Company’s annual report under the Task Force on Climate Related Financial Disclosures (TCFD) framework. Our Board of Directors has reviewed and approved the Sustainability Report and recommends it be approved by shareholders.
Chubb has long been committed to communicating important information about environmental and sustainability initiatives to a range of stakeholders: clients, shareholders, employees, business partners, the communities where we operate, and others who have a general interest in our Company, our industry and environmental and sustainability initiatives. Chubb’s public reports and disclosure are available at about.chubb.com/citizenship.html.
Below we have provided details on the areas covered by the Sustainability Report. We refer you to the full Sustainability Report and the Citizenship section of our website for further information on Chubb’s approach to climate change, corporate citizenship and a variety of other sustainability matters.
Topics Covered by the Sustainability Report

Our approach to sustainability disclosures is informed by applicable legal requirements and our assessment of the financial materiality of sustainability topics. In accordance with the requirements of Swiss law, the following topics are included in the Sustainability Report:
•
Governance of Sustainability Risks

•
Climate Change

•
Chubb’s Workforce

•
Our Commitment to Ethical Conduct and the Protection of Human Rights

A brief overview of these sections is provided below.
Governance of Sustainability Risks

The identification and management of sustainability risks is integrated into our core governance and risk management activities. The Sustainability Report describes our governance of sustainability risks via Board and senior management oversight, as well as our enterprise risk management and compliance processes.
Chubb’s Board of Directors is actively engaged in oversight regarding our strategy and the management of sustainability-related risks and opportunities. Sustainability is a full-Board topic, and our directors are regularly briefed by senior executives and outside consultants on emerging sustainability risks. In addition, the Board and management committees have specific responsibilities related to the oversight and management of sustainability risks and opportunities, which are highlighted in the Sustainability Report as well as the “Board Oversight of Risk and Risk Management” section in this proxy statement.

Chubb Limited 2025 Proxy Statement	43

Agenda Item 12
Climate Change

The Sustainability Report details the development of our climate strategy, including transition planning, and reporting of metrics related to Chubb Climate+, our global climate business unit. The Sustainability Report also includes specific information relating to (i) GHG emissions data; (ii) our efforts in supporting the transition to a low-carbon economy; (iii) promoting climate resilience, including through philanthropy; (iv) assessing and managing climate-related risks; and (v) managing our environmental impact through our underwriting criteria and operational sustainability policies. For additional information, see “Corporate Governance  —  Climate Change: Governance, Strategy and Engagement” in this proxy statement.
Chubb’s Workforce

Chubb’s talent strategy recognizes the importance of our workforce in delivering on our commitments to our customers and our shareholders. The Sustainability Report highlights elements relating to Chubb’s workforce and our talent management strategy. The report highlights governance around workforce matters, programs supporting the recruitment and retention of the talent that is necessary to the growth and success of our business, and efforts aimed at fostering a culture of inclusive meritocracy. The report also covers key metrics relating to our workforce, how such metrics are tracked and reported to senior management and the Board, and how senior management and the Board manage and oversee succession planning and compensation and benefits matters.
Our Commitment to Ethical Conduct and the Protection of Human Rights

With respect to business conduct and human rights, the Sustainability Report describes the importance of Chubb’s Code of Conduct to our day-to-day operations. The Code of Conduct not only sets forth the behavioral expectations for all Chubb employees, directors and contractors but also explains the procedures for reporting of any potential violations of the code. The Code of Conduct also establishes our expectations with respect to combating bribery and corruption, and protecting human rights, such as our commitment to preventing human rights abuses including modern slavery and human trafficking in its various forms. The report additionally describes how the Code of Conduct applies to the assessment of human rights in the activities of our insureds, including through the underwriting process.
Chubb generally does not engage in the types of business activities that give rise to concerns about corruption or human rights concerns, but our policies on these topics are an important reflection of our commitment to pursue our craft with integrity.

What Happens If Shareholders Do Not Approve this Proposal?

If shareholders do not approve the Sustainability Report, the Board will consider the results of the vote, shareholder feedback and other matters in its discretion, and to the extent determinable, will incorporate them as practicable into our next annual sustainability report.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
44	Chubb Limited 2025 Proxy Statement

Agenda Item 13
Shareholder Proposal on Scope 3 Greenhouse Gas Emissions Reporting
Agenda Item

Green Century Capital Management, Inc., as representative of Green Century Equity Fund, has submitted the shareholder proposal described below and advised us that a representative will attend the Annual General Meeting and move the proposal as required. As reported to the Company, Green Century Equity Fund holds at least the minimum value of Chubb Common Shares to submit a shareholder proposal for inclusion in this proxy statement under SEC rules. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponent and its representative upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4445.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
WHEREAS: The United States is facing a nationwide, climate-related insurance crisis. Global insured losses from natural catastrophes in 2023 exceeded $100 billion for the fourth consecutive year.1 Premiums nationwide rose 34% between 2017 and 2023,2 with prices increasing at a rate 40% faster than inflation since 2017.3 Insurance coverage has also declined in critical markets. In 2023, 12% of homeowners lacked insurance, up from 5% four years earlier, as states like California and Florida become uninsurable due to climate disasters.4
Chubb’s underwriting income for its personal Property & Casualty segment decreased from 2021 to 2023, despite the company increasing its direct written premiums over the same time period.5 The Financial Stability Oversight Council notes that insurers’ decisions to not renew policies in climate-impacted regions increase the government, investors, and other financial institutions’ exposure to climate risk.6
Meanwhile, Chubb continues to invest in and underwrite high greenhouse gas (GHG) emitting activities, which amplify the frequency and severity of these natural catastrophes and increase financial risk. Chubb is reported as having
$898 million invested in fossil fuels.7 And Chubb was the fourth largest fossil fuel insurer globally in 2022, providing $550 to $850 million of fossil fuel related insurance.8
Chubb does not disclose emissions from its investments or insurance activities. Thus, shareholders are left uncertain about Chubb’s exposure to climate risks and the actions, if any, it is taking to reduce such risks. Standards and methodologies exist to quantify and report such emissions. The Partnership for Carbon Accounting Financials released its Global GHG Accounting and Reporting Standard for Insurance Associated Emissions two years ago.9 This methodology for measuring financed emissions has been available since 2019.10
Many of Chubb’s peers are going beyond their legal disclosure obligations to give investors a more holistic view of their financed and insured emissions. Travelers,11 AIG,12 and The Hartford13 have all begun disclosing their financed emissions. Numerous other major insurers have also started disclosing investment or insurance-related emissions.
BE IT RESOLVED: Shareholders request that Chubb issue a report, at reasonable cost and omitting proprietary information, disclosing the GHG emissions from its underwriting, insuring, and investment activities.

1 https://www.ft.com/content/28bbd550-76f2-4207-8d25-91f8be26972d
2 https://www.insurancejournal.com/news/national/2024/09/26/794409.htm
3 https://www.newyorker.com/news/the-financial-page/the-home-insurance-crisis-that-wont-end-after-hurricane-season
4  https://www.npr.org/2024/03/03/1233963377/auto-home-insurance-premiums-costs-natural-disasters-inflation
5  https://s201.q4cdn.com/471466897/files/doc_financials/2021/ar/2020-Chubb-Annual-Report.pdf p.59
6 https://climateandcommunity.org/research/insurance-financial-stability/
7 https://investinginclimatechaos.org/data
8  https://global.insure-our-future.com/wp-content/uploads/sites/2/2023/11/IOF-2023-Scorecard.pdf p.13
9  https://carbonaccountingfinancials.com/en/newsitem/pcaf-launches-the-global-ghg-accounting-and-reporting- standard-for-insurance-associated-emissions
10 https://carbonaccountingfinancials.com/en/standard#a
11
https://sustainability.travelers.com/iw-documents/sustainability/Travelers_TCFDReport2023.pdf p.34

12
https://www.aig.com/content/dam/aig/43artfor-canada/us/documents/about-us/report/aig-sustainability-report-2023.pdf p.36

13
https://ewcstatic.thehartford.com/thehartford/the_hartford/files/Comm/cdp-project-submission.pdf p.223

Chubb Limited 2025 Proxy Statement	45

Agenda Item 13
Statement of the Board of Directors’ Opposition to the
Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it.
Chubb is committed to supporting its clients in addressing climate change and building climate resilience through our products and services, underwriting and investment decisions, and philanthropic support.
We share the Proponent’s objective to address the realities of climate change. However, the Proponent’s repeated demand for greenhouse gas (GHG) emissions disclosure relating to our underwriting, insuring and investment activities (i.e., Scope 3 emissions) serves no useful purpose and is duplicative and wasteful of Company and shareholder resources in light of: (i) our existing climate strategy and initiatives; (ii) our extensive climate disclosures; and (iii) the inescapable problems ignored by the Proponent in the feasibility of measuring the Scope 3 emissions requested and the lack of a connection between such data and assessing Chubb’s climate readiness and transition efforts.
The resolution requested in the proposal is the same one the Proponent submitted at our 2024 annual general meeting, which nearly 72% of shareholders voted against. A similar proposal was also rejected with a 71% against vote in 2023. The Proponent has again submitted this proposal, without any additional evidence or argument as to why shareholders should support a proposal they overwhelmingly opposed two years in a row.
In addition to the statement below, Chubb’s extensive disclosure regarding climate change is contained in our 2024 Sustainability Report1; 2024 Climate-Related Financial Disclosure report (TCFD Report)2; Corporate Climate Underwriting Criteria Summary3; Climate Change Policy Statement4; and elsewhere in this proxy statement, which collectively provide additional context relating to and supporting the Board’s “AGAINST” recommendation.
Chubb’s Climate Strategy and Disclosure

Chubb has carefully considered the role it plays as an insurer in encouraging the transition to a low-carbon future while recognizing the ongoing energy needs of the global economy. The results of this ongoing work are reflected in the implementation of a science-based, fact-driven strategy that seeks to manage climate risks and capitalize on opportunities created as part of the energy transition.
Our climate strategy is highlighted by three pillars:
1.
Applying underwriting and engineering expertise to support renewable energy and emerging clean technologies through Chubb Climate+;

2.
Promoting climate resilience through risk engineering and new service offerings to help our clients build their climate resilience through Chubb Resilience Services; and

3.
Developing technical underwriting criteria to manage our risk exposure by encouraging the adoption of controls and best practices in high-emitting industries.

Chubb Climate+: underwriting for the energy transition. Chubb Climate+ expands our already market-leading position in the natural resources and climate tech industries. The practice brings together Chubb units engaged in underwriting traditional, alternative and renewable energy and climate tech. We disclose key metrics on Chubb Climate+ that we believe are meaningful markers to assess Chubb’s climate commitments, including premium and growth-related metrics, in our 2024 Sustainability Report.
Chubb Resilience Services. Chubb Resilience Services is our strategic, risk-engineering based practice that is focused on the development of services to enhance the physical climate resilience of our clients. Chubb Resilience Services combines climate and risk engineering expertise with externally sourced climate models and Chubb’s own data to provide unique services to support physical climate risk management.
Climate underwriting criteria. In addition to these proactive steps to create new business opportunities, Chubb has determined that the most impactful way we can assess and manage potential climate transition risks is through the development of science-based, climate-related underwriting criteria targeting high-GHG emitting industries and direct client engagement. Chubb’s climate underwriting criteria for high-emitting industries are disclosed in detail in both the Corporate Climate Underwriting Criteria summary on our website and in our 2024 Sustainability Report.
We have adopted oil and gas underwriting criteria that require all producers of oil and gas to demonstrate that they are taking steps to reduce their methane emissions. We also introduced climate underwriting criteria for cement and steel producers. We may decline coverage if a potential policyholder cannot meet performance expectations under the criteria, and we anticipate adding underwriting criteria for other high-emitting industries in the near future.
As we implement underwriting criteria, we simultaneously offer on-the-ground risk engineering, working on-site with our clients to help disseminate best practices and controls to

1
https://investors.chubb.com/financials/annual-reports/default.aspx

2
https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/chubb-2024-climate-related-financial-disclosure.pdf.

3
https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/chubb-corporate-climate-underwriting-criteria-for-high-
emitting-industries.pdf

4
https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/Chubb-Our_Climate_Change_Policy.pdf

46	Chubb Limited 2025 Proxy Statement

Agenda Item 13
reduce GHG emissions. By providing clients with both risk engineering support and educational resources, such as the Chubb Methane Resource Hub, Chubb Cement Hub and Chubb Steel Hub, we can support clients as they responsibly reduce their GHG emissions.
Unlike estimating Scope 3 emissions, our underwriting criteria and risk engineering expertise directly promote responsible risk behavior by clients, directly relate to our business and risks, and are more likely to reduce GHG emissions in the real economy, all within the annual policy renewal process.
Our 2024 Sustainability Report provides data relating to our methane engagement with clients, and we expect to also include cement and steel engagement data in the future. Engagement disclosures include the number of clients engaged and whether they have adopted controls and practices that are consistent with our underwriting criteria.
Our actions provide assurance to our shareholders, clients and other stakeholders that we take the risks of climate change seriously and that we are thoughtfully and effectively supporting the global transition to a low carbon economy.
The Missing Purpose of Scope 3 Disclosure

There is no evidence that insurers’ disclosure of Scope 3 emissions will lead to reductions in emissions across the global economy. In fact, initial evaluations of the impacts of net-zero alliances conclude that the process of Scope 3 accounting and goal setting by financial institutions and asset managers has had limited measurable impact on real-world emissions.5 As the Institutional Investor Group on Climate Change (IIGCC) noted in a 2024 discussion paper, “Scope 3 accounting and target-setting at portfolio or fund level may not lead to real-world outcomes that help to reduce climate change.”6 The IIGCC notes that the most important factor in driving change in the real economy is the ability of an entity to influence the emissions of others in its value chain. We agree. And, as described above, we have demonstrated a path to apply specific underwriting criteria to high-emitting industries that is designed to directly influence the emissions of our insureds related to their risk.
Nor does Scope 3 emissions disclosure provide decision-useful information to Chubb in managing transition risks, particularly when compared to our climate underwriting criteria. We have identified the high-emitting, transition-exposed industries where we have underwriting exposures, and our technical underwriting criteria require our insureds to take tangible actions in their operations addressing their risk that we expect will result in near-term GHG emissions reductions. We are also working to adapt this approach for application in our asset management activities.
Scope 3 emissions disclosure is also not of value in addressing Chubb’s physical climate risks and opportunities, which are already comprehensively managed through our Enterprise
Risk Management framework and Chubb Resilience Services. For instance, Chubb believes the best metric to understand its current physical climate risk exposure through underwriting activities is its Probable Maximum Loss (PML) table7, which estimates the loss, in millions of dollars and translated to percentage of shareholders’ equity, that would occur from modeled natural catastrophes in a given year. This metric provides quantified, actuarially-determined information about Chubb’s exposure to physical climate risk in modeled natural catastrophes. Additionally, climate risk management is directly linked to our financial performance, as evidenced by our combined ratio (one of our key financial metrics), which measures Chubb’s underwriting profitability factoring in loss costs, including those from natural catastrophes impacted by climate change. Chubb has an industry-leading combined ratio and consistent track record of outperformance relative to our insurance industry peers. Our 2024 Sustainability Report provides additional extensive disclosure regarding the tools and metrics we use to assess and manage physical climate-risk exposures.
Scope 3 emissions also do not serve as a proxy for how well Chubb is reducing its physical exposures in the future by mitigating climate change. A reduction in Chubb’s Scope 3 emissions does not necessarily mean that GHG emissions in the global economy will go down — a necessary condition to avoid the most significant future impacts of climate change. In fact, if a large commercial insurer’s Scope 3 emissions decrease, it is highly unlikely to be as a result of the insurer having reduced its exposure to the broader physical impacts of climate change. Instead, it would likely be because either (i) the insurer no longer performs a shock absorber function and has limited insurance offerings to certain parts of the economy, or (ii) the global economy as a whole has transitioned to lower global emissions and the insurer’s Scope 3 emissions automatically reflect that broader transition.
In sum, Scope 3 emissions neither provide decision-useful information to assess our exposure to climate risks, nor are Scope 3 emissions a proxy for Chubb’s actual exposure to transition risk or the physical effects of climate change. Our existing climate strategy and disclosures more effectively provide information on Chubb’s climate risk exposure and steps to manage such exposure than Scope 3 emissions. We also believe that our current underwriting and investment actions will do far more to reduce emissions in the real economy than any exercise to estimate Scope 3 emissions could achieve.
Threshold Issues Remain: Methodological Concerns, Data Insufficiency and Attribution Shortcomings

Chubb insures millions of customers, from individuals insuring their cell phones to the largest global corporations insuring the full spectrum of property and casualty risk,

5 See e.g., https://www.ecb.europa.eu/pub/pdf/scpwps/ecb.wp2921~603e225101.en.pdf.
6 https://139838633.fs1.hubspotusercontent-eu1.net/hubfs/139838633/2024%20resources%20uploads/IIGCC_Investor-approaches-to-scope-3_Final_Jan-2024.pdf
7 https://www.sec.gov/ix?doc=/Archives/edgar/data/896159/000089615925000004/cb-20241231.htm (page 77)
Chubb Limited 2025 Proxy Statement	47

Agenda Item 13
collectively engaged in virtually every social and economic activity. Contrary to the Proponent’s suggestion in its proposal, there is no scientifically sound and widely accepted methodology to measure the Scope 3 emissions produced by Chubb’s insurance activities. No authoritative body — governmental, academic or otherwise — has propounded an emissions methodology that would provide a sound basis to address the complexity presented by Chubb’s insurance portfolio. Indeed, any estimate at this time of the total emissions associated with our insurance and investment activity would likely be misleading and subject us to significant legal and regulatory risk, or be so qualified and generalized as to be meaningless as an accurate or reliable measure.
Data Insufficiency. Although the proposal makes a conclusory assertion that it is possible to quantify all of Chubb’s Scope 3 emissions, the proposal tellingly provides no explanation of how this might be done across Chubb’s global personal and commercial client base. Even with respect to large commercial clients, there is no agreed emissions data source; many of our clients are not currently required to report their GHG emissions to government authorities and therefore may not have data that they are able, or willing, to provide to Chubb. There is simply no way for us to accurately calculate and aggregate meaningful emissions data associated with the social and economic activity of the millions of individuals, businesses, governments and other organizations insured by Chubb.
Attribution Shortcomings. Even if there were an accepted methodology for determining the total emissions arising from the activity of all of Chubb’s clients, there is the additional methodological problem of attribution: how can emissions from third parties be attributed to a particular insurer? Chubb’s climate disclosures have extensively covered our technical concerns with the Proponent’s suggestion of the Partnership for Carbon Accounting Financials’ (PCAF) methodology. Under the PCAF methodology, insurance-associated emissions are attributed to an insurer by calculating the total premiums an insured pays to an insurer as a fraction of the insured’s total revenue. This is fundamentally flawed, because insurance premiums change for many reasons, such as softening and hardening of the insurance market, without any relation to changes in emissions of clients.
Because the results under the PCAF methodology are impacted by so many unrelated factors, they distort, and cannot be used reliably to measure, an insurer’s year-over-year progress in supporting the transition to a low-carbon economy. Chubb is not aware of a better alternative or well-accepted methodology to determine insured emissions.
Proposal Front-Runs Emerging Disclosure Frameworks. Moreover, climate change and emissions disclosure frameworks are emerging and in varied stages of adoption and implementation around the world. Some of these frameworks incorporate Scope 3 emissions disclosures and methodologies, and some do not. We actively evaluate new approaches to climate disclosures and our assessment of frameworks and methods turns on (i) regulatory compliance, (ii) alignment with our broader climate strategy, (iii) assessment of potential financial materiality of information, and (iv) assessment of whether the framework or methodology helps us evaluate our role in facilitating the transition to a low-carbon economy. Currently, Chubb is not subject to any mandatory Scope 3 emissions disclosure requirements. Notably, many of the regulatory disclosure requirements across the world impose materiality analyses. These materiality analyses provide companies with the flexibility to disclose only material topics, instead of prescribing a single, uniform disclosure form for every regulated company. For example, our 2024 Sustainability Report is aligned to the extent possible with the ISSB S-2 Standard and fulfills our obligation under Swiss law. We have described in detail in the 2024 Sustainability Report our assessment of why Scope 3 emissions are not material and do not need to be disclosed at this time.8
While we have thoughtfully considered making certain disclosures, including Scope 3 emissions for underwriting, insuring, and investment activities, ahead of regulatory requirements, we have decided to limit these disclosures until they are determined to be financially material or are otherwise required by applicable law or regulation.
AGAINST Recommendation

Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.

8 https://investors.chubb.com/financials/annual-reports/default.aspx
48	Chubb Limited 2025 Proxy Statement

Corporate Governance
Overview

We are committed to the highest levels of ethical conduct. This commitment is reflected in our corporate governance and in the foundation of our corporate values and culture. As an insurance company, we are in the business of managing risk. Our corporate governance helps us mitigate and manage risks by providing clear lines of oversight and responsibility for management and the Board. We review and advance our corporate governance regularly based on evolving legal, regulatory and other considerations, including business needs and in consideration of best practices.
Our Board of Directors’ corporate governance policies comply with the rules and regulations of the SEC, the listing standards of the NYSE and Swiss law. To balance our NYSE listing and Swiss incorporation requirements, we:
•
adhere to SEC and NYSE governance and compensation regulations and best practices; and

•
comply with Swiss corporate laws that impose various additional restrictions and requirements, including our implementation, through our Articles of Association and presentation of annual ballot items for our shareholders, of Swiss corporate governance and compensation requirements.

We have adopted Organizational Regulations, Corporate Governance Guidelines and Categorical Standards for Director Independence covering issues such as executive sessions of the Board of Directors, director qualification and independence standards, Board leadership and structure, director responsibilities and procedures, director equity ownership guidelines, management evaluation and succession, and Board self-evaluations. Our Board has established committees that help with oversight of the Company and its operations, and these committees govern themselves pursuant to the Organizational Regulations and committee charters that are reviewed at least annually and amended as necessary.
Corporate Governance Documents

The following governance documents are available on our website at about.chubb.com/governance.html:
•
Articles of Association

•
Organizational Regulations

•
Corporate Governance Guidelines

•
Board Committee Charters: Audit, Compensation, Executive, Nominating & Governance, and Risk & Finance

•
Categorical Standards for Director Independence

•
Code of Conduct

•
Policy on Fair Disclosure

You may also request copies of any of these documents by contacting our Investor Relations department:
Telephone — +1 (212) 827-4445; or
E-mail — investorrelations@chubb.com

Chubb Limited 2025 Proxy Statement	49

Corporate Governance — Our Corporate Governance Framework
Our Corporate Governance Framework
Board Independence
•
12 out of 13 of our current directors (and 13 out of 14 of our nominees) are independent. Our CEO is the only non-independent director.

•
Five standing Board committees — Audit, Compensation, Nominating & Governance, Risk & Finance and Executive. All committees are composed entirely of independent directors, with the exception of the Executive Committee (our Chairman and CEO serves on the Executive Committee).

Board Composition
•
Under Swiss law, only our shareholders can elect directors. Our Board may not appoint directors.

•
Our Nominating & Governance Committee regularly reviews Board composition and the skills, qualifications, backgrounds, experience and other attributes of Board members, both individually and collectively.

•
We have a well-balanced tenure of short-, medium- and longer-serving directors, and consistent refreshment over time. Six of our nominees (43%) have served for 5 years or less, and one new nominee is proposed for election at the Annual General Meeting.

•
Our Board has an active, continuous process for considering new director candidates, and does not seek directors solely for diversity characteristics or being skilled in just one area, field, topic or region.

•
Our Corporate Governance Guidelines provide that a director that is a public company chief executive should not sit on more than one public company board (excluding Chubb). Our Articles of Association limit all directors to no more than four additional public company board or executive management affiliations.

Board Leadership Structure
•
Our Chairman is CEO of our Company. Our Board believes he has both the critical skills and experience to best perform both roles at this time. Our Chairman works closely with our independent Lead Director, who is appointed by the other independent directors.

•
Our Lead Director has significant and substantive powers and responsibilities, many of which are memorialized in the Company’s Organizational Regulations and Corporate Governance Guidelines. Our Lead Director ensures an appropriate level of Board independence in deliberations and overall governance, and chairs and sets the agenda for executive sessions of the independent directors, which take place at least every regular Board meeting, to discuss certain matters without the Chairman or other management present.

•
Our Lead Director also has the ability to convene Board meetings, establishes the regular Board agenda (with the Chairman), actively engages in the Board’s performance assessment process, and provides input on the design of the Board, including composition and committee structure.

Risk Oversight
•
Our full Board and the Risk & Finance Committee are responsible for risk management oversight, with individual Board committees responsible for overseeing specified risks. See “Board Oversight of Risk and Risk Management” for more details.

•
Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Open Communication
•
We encourage open communication and strong working relationships among the Lead Director, Chairman and other directors.

•
Directors have access to members of management and employees, and our Lead Director and members of our committees regularly communicate with members of management other than the CEO on a variety of topics.

•
Shareholders and other interested parties can contact our Board, Audit Committee or Lead Director by e-mail or regular mail.

50	Chubb Limited 2025 Proxy Statement

Corporate Governance — Our Corporate Governance Framework
Shareholder Input
•
We conduct a robust annual shareholder outreach program to discuss trends, topics and issues of interest with shareholders and to solicit feedback. We strongly encourage shareholders to set the agenda for engagement discussions.

•
Chubb participants in meetings with shareholders include relevant members of management and at times members of our Board, including our Lead Director.

•
Our 2024-2025 engagement program targeted our top 50 shareholders, and also included proxy advisors and the proponent who submitted a proposal for our 2024 and 2025 annual general meetings.

•
Since 2023 we have sponsored an annual series of climate workshops for top shareholders, regulators, academics, insurers and other stakeholders to discuss how insurers can participate in the global transition to a low-carbon economy and the development of meaningful actions, metrics and disclosures to communicate progress.

Accountability to Shareholders
•
Shareholders annually elect all directors (by majority vote), our Chairman and members of our Compensation Committee.

•
There is no plurality concept built into our shareholder voting, unless the number of nominees exceeds the maximum number of director positions as set by shareholders in our Articles of Association. That is because shareholders can determine the number of Board positions, and all nominees who receive a majority of votes cast are, by law, elected to the Board.

•
Under Swiss law, a director cannot remain in office if they do not receive the requisite majority shareholder vote; therefore, a resignation policy for obtaining less than a majority of votes cast is not applicable.

•
Shareholders annually approve in binding votes the maximum compensation of our directors and Swiss Executive Management.

Sustainability Governance
•
We have a robust sustainability governance structure with regular Board and senior management involvement and oversight.

•
The Nominating & Governance Committee has Board-delegated oversight for our Corporate Citizenship activities and sustainability policies and initiatives, and other Board committees monitor and review sustainability matters in accordance with their charter responsibilities. Sustainability and climate are also full Board topics.

Climate Change Governance
•
We have implemented an active governance structure to oversee and execute our global environmental program and climate change strategy. At the Board level, our Nominating & Governance Committee is responsible for reviewing sustainability issues including climate change, and our Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, which include climate risk. The full Board is also involved in these matters.

•
Our management-level Executive Committee, which include our Chairman and CEO and most senior executive leaders, are responsible for aligning climate and other Corporate Citizenship activities for consistency with the Company’s culture, values, corporate mission and business objectives. The Executive Committee also has executive management responsibility for the execution of underwriting and portfolio management decisions and responses related to climate change. In addition, management’s Risk and Underwriting Committee, product boards and risk-related committees review risks associated with climate change.

•
Our Global Climate Officer is responsible for providing oversight of the Company’s day-to-day climate-related activities and strategies, including business and public policy initiatives, as well as reporting.

Succession Planning and Talent Management
•
Our Board actively monitors our management succession planning and talent development. Chairman and CEO succession plans under various scenarios are discussed and reviewed annually; discussions occur with the CEO as well as in executive sessions of solely independent directors.

•
Employee management is a full Board topic. Senior management provides our Board with regular updates on matters including leadership succession plans, talent development, talent retention, hiring activity and diversity at the executive level and within the overall workforce.

•
Long-planned 2024 executive succession management changes for North America, Overseas General, Asia and Technology & Operations demonstrate stable management, deep bench, internal growth and advancement, and focus on an orderly succession process.

Chubb Limited 2025 Proxy Statement	51

Corporate Governance — Governance Practices and Policies that Guide Our Actions
Governance Practices and Policies that Guide Our Actions

Our Code of Conduct

Our Board has adopted a Code of Conduct applicable to all directors, officers and employees, which sets forth the basic principles to guide their day-to-day activities. The Code of Conduct addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws and regulations (including insider trading laws) and reporting illegal or unethical behavior.
Our Code of Conduct also describes our commitment to protecting human rights and preventing human rights abuses anywhere in our business, including in our supply chains.
Global Restrictions on Insider Trading and Trading Chubb Securities Policy

We have a Global Restrictions on Insider Trading and Trading Chubb Securities Policy (Trading Policy) that applies to all directors, executives and employees, as well as their immediate family and other covered persons. The Trading Policy addresses topics relating to restrictions or requirements on the purchase, sale and other dispositions (such as gifts) of Chubb securities, including prohibitions on trading when in possession of, or otherwise using, material nonpublic information; restrictions on trading Chubb securities during certain periods; pre-clearance requirements for directors and executives; pre-review and approval of Rule 10b5-1 trading plans; hedging prohibitions; reporting; and other matters, such as prohibitions on trading in securities of certain third parties.
The Trading Policy promotes Company and individual compliance with applicable securities laws, rules and regulations, and the exchange listing standards applicable to us. It is designed so that Chubb’s investors have equal access to all material information about Chubb, and to avoid the suggestion of insider trading at Chubb.
Chubb itself may also from time to time engage in transactions in Chubb securities, such as in connection with its Board-authorized share repurchase program. In doing so, Chubb is committed to adhering to applicable securities laws and requirements.
Stock Ownership Requirements

A substantial portion of our directors’ compensation consists of restricted stock awards. Our Corporate Governance Guidelines require minimum equity ownership for outside directors. In February 2025, the Board determined to increase the minimum equity ownership amount from $700,000 to five times the annual cash retainer, resulting in a new minimum amount of $750,000 effective as of the Annual General Meeting.
Each director has until the fifth anniversary of his or her initial election to the Board to achieve this minimum. All of our outside directors who have served for at least five years satisfy Chubb’s director equity ownership requirements. Our directors are also subject to prohibitions on pledging and hedging Common Shares.
We also maintain stock ownership guidelines for our executives, which are further described in “Compensation Governance Practices and Policies” in the Compensation Discussion & Analysis section of this proxy statement.
Executive Sessions of Directors

Our independent directors meet for an executive session of the Board at each quarterly Board meeting. Our CEO is our only non-independent director and does not attend these sessions. Our Lead Director, Michael P. Connors, is the presiding director for Board executive sessions of independent directors, and has the authority to convene and set the agenda for these sessions. Executive sessions are also common for special meetings of the Board and ad hoc committees that are created from time to time to provide oversight over specific matters. Similarly, our Board committees (other than the Executive Committee) generally conduct an executive session at their meetings, with no members of management present.
Continuing Education and Training for Directors

We provide ongoing programs for directors covering, among other things, the Company’s business; organizational and management structure; results of operations and financial condition, such as critical accounting policies, budgets and forecasts; corporate governance; and risk management, including climate and catastrophe risk. The Audit Committee and Risk & Finance Committee each conduct deep-dive training sessions throughout the year, which may also be attended by other members of the Board. Directors are encouraged to attend these and other appropriate continuing education programs. In addition, a number of our directors attended outside director education programs in 2024. Onboarding training is also provided for new directors.
Related Party Transactions Guidelines

Our Board has adopted Related Party Transactions Guidelines that require our Nominating & Governance Committee or Board to review and approve certain transactions between Chubb and any related parties. For additional information, see “Related Party Transactions”.

52	Chubb Limited 2025 Proxy Statement

Corporate Governance — Governance Practices and Policies that Guide Our Actions
Open Lines of Communication

The Chubb Ethics Help Line is a free, confidential service available 24 hours a day for questions or concerns about ethics or integrity at Chubb. Please visit our website for specific contact information at:
about.chubb.com/governance.html.
We also have a process for shareholders, employees and other interested parties to send communications to the Board.
To contact the Board about accounting or auditing matters, you may send an e-mail to the Chair of the Audit Committee at:
chmnaudit@chubb.com. You may also contact the Lead Director, any independent director, the Chairman of the Board, or the Chair of any Board committee by sending an e-mail to our Lead Director at: LeadDirector@chubb.com. The Corporate Secretary has access to these e-mail addresses. For other matters you may send an e-mail to: corpsecy@chubb.com.
If you wish to send written communications, please mail to the Board of Directors, c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. The Corporate Secretary will forward communications to the Board to the Lead Director.

Shareholder Engagement

We recognize the value in maintaining open lines of communication with our shareholders and consider our robust shareholder outreach program to be a vital governance tool.
We engage with shareholders on a regular basis throughout the year. These engagement discussions take place both during and away from the annual meeting cycle, providing ample opportunity for our Board and management to better understand and thoughtfully consider our shareholders’ key issues and concerns. Consideration of shareholder feedback and evaluation of priorities occurs year-round.
Chubb participants during engagement discussions include relevant members of management and at times members of our Board, including our Lead Director. The primary purpose of our outreach program is to discuss and solicit feedback about corporate governance, executive compensation and other matters, including our climate change strategy and other sustainability topics relevant to the Company. We also strongly encourage our participating shareholders to set the agenda for these meetings and address any trends, topics or issues that they wish to discuss with us.
Shareholder feedback received through direct discussions is reported to our Nominating & Governance Committee and other relevant committees periodically throughout the year. AGM voting results are also reviewed and carefully considered. We further assess our practices against guidelines published by our shareholders and proxy advisory firms.
In 2024, we solicited our 50 largest shareholders, representing nearly 70% of our outstanding Common Shares, to discuss our climate change strategy and a variety of corporate governance, executive compensation and other topics. During the engagement cycle we also engaged with proxy advisors and the shareholder proponent who submitted a proposal for this year’s and last year’s annual general meetings.
Primary Engagement Topics

•
Chubb’s climate-related initiatives, strategies, progress and disclosures, including activities relating to energy security and the transition to a more carbon neutral economy through our Chubb Climate+ business unit and carbon-related underwriting criteria

•
Corporate governance, including Board composition, leadership structure and diversity

•
Board oversight of risk and risk management

•
Executive compensation matters and disclosures generally

The following calendar presents the typical annual flow of notable events and activities relating to our shareholder outreach and engagement. This is for illustrative purposes only, as we also may discuss topics of interest with shareholders and evaluate our governance policies and procedures outside the regular calendar. We consider the annual calendar for outreach commencing in the fourth quarter of a given year, based on the typical timing of when we start holding our regular engagement discussions with our top shareholders.
Q4
•
Annual shareholder outreach targeting top 50 shareholders conducted by cross-functional management team and at times members of our Board

•
Report to Nominating & Governance Committee on status of outreach and feedback received, to inform Board and management discussions and priorities

•
Evaluate shareholder proposals received, if any

Chubb Limited 2025 Proxy Statement	53

Corporate Governance — Shareholder Engagement
Q1
•
Further engagement with shareholders and, if proposals received, shareholder proponents

•
Nominating & Governance Committee reviews and considers any additional feedback from shareholder outreach and any shareholder proposals

•
Board considers and approves AGM agenda and provides recommendations on all agenda items

Q2	• Proxy statement, annual report and sustainability report published • Engagement with shareholders on AGM matters • AGM held. Board and management consider voting results
Q3
•
Evaluate AGM results as well as shareholder feedback, and determine if any follow-up actions are appropriate

•
Review proxy season feedback and trends, both for Chubb and companies generally

•
Review and evaluate corporate governance policies and practices

During the year we also separately communicate with investors about the Company’s financial performance, strategy and operations, including through our quarterly earnings releases and conference calls, investor presentations, participation in industry and investor conferences, and in-person and telephonic meetings with investors and other stakeholders.
Management and the Board recognize the value of taking our shareholders’ views into account. Feedback from our shareholders helps us understand how they view us, set goals and expectations for our performance, and identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations, Corporate Citizenship, and sustainability policies and initiatives.

Climate Change: Governance, Strategy and Engagement

We in the property and casualty insurance industry have an important role to play in supporting renewable energy, new climate technologies and adaptation to physical climate risks. Chubb seeks to be an industry leader in developing effective tools and approaches for insurers to facilitate the transition to a low-carbon future and support climate resilience.
Key elements of our climate strategy, as well as the active role our Board and management play in overseeing climate risk, are summarized below and in our Board’s statement in opposition to the shareholder proposal in Agenda Item 13 in this proxy statement. For further information on Chubb’s views and actions with respect to climate risk management and climate strategy, please refer to our 2024 Sustainability Report, available at investors.chubb.com/financials/annual-reports/default.aspx, as well as our Climate Underwriting Criteria Summary and Climate Change Policy Statement, each available at about.chubb.com/citizenship/environment.html.
Climate Governance

Chubb’s full Board of Directors is actively engaged in overseeing the Company’s climate-related strategies. The Board receives updates on climate issues from management regularly and at times from outside experts. In addition, our
Nominating & Governance Committee oversees our Corporate Citizenship activities and sustainability policies and initiatives, including those relating to climate change and the environment, such as our fossil fuel-related underwriting and investment policies, corporate environmental goals and philanthropic efforts. Our Risk & Finance Committee oversees our enterprise risk management (ERM) function, which includes extensive analysis of climate risk, including climate-related catastrophe risk, such as increased threats of wildfire, sea rise and hurricane frequency and intensity. The Risk & Finance Committee also reviews investment risks associated with climate change.
With the Board’s oversight, the CEO and management Executive Committee manage and direct Chubb’s climate-related activities and set the Company’s climate-related strategies. The CEO engages extensively on climate issues, including in his annual shareholder letter and in other public communications. Other executives with climate-related responsibilities include:
•
The General Counsel coordinates the Company’s sustainability initiatives, including its climate-related policies and strategies.

•
The Chief Risk Officer oversees the ERM function, including risks associated with climate change. Various management teams, including the management-level Risk

54	Chubb Limited 2025 Proxy Statement

Corporate Governance — Climate Change: Governance, Strategy and Engagement
and Underwriting Committee, product boards and risk-related committees, meet regularly to evaluate specific risks and risk accumulation in Chubb’s business activities and investments.
•
The Global Climate Officer is responsible for coordinating Chubb’s climate-related strategies and supporting the execution of business and public policy initiatives. The Global Climate Officer also oversees our internal climate activities, including GHG measurement and reduction efforts and commitments, and climate-related reporting.

Progress on Our Climate Change Strategy

We recognize our responsibility to support renewable energy and new climate technologies in furtherance of the energy transition. Our climate-related strategy, commitments and actions are grounded in science and fact-driven. We are committed to supporting our clients as they navigate a transition to a low-carbon economy, and we are actively supporting this transition across our Company through the products and services we offer, our underwriting and investment decisions, our philanthropic support and our public engagement on critical climate issues. Chubb’s climate change strategy consists of three main pillars:
1.
Applying underwriting and engineering expertise to support renewable energy and emerging clean technologies through Chubb Climate+;

2.
Promoting climate resilience through engineering and new service offerings through Chubb Resilience Services; and

3.
Applying a science-based underwriting approach to develop technical underwriting criteria that encourage the adoption of controls and best practices in high-emitting industries.

Chubb Climate+ and Chubb Resilience Services: Underwriting for the Transition and Engineering for Resilience to Climate Change

Chubb believes the most effective use of its resources to support society’s transition to a low-carbon future is to provide our clients with the risk transfer capacity necessary to facilitate their transition efforts and increase their resilience to the physical impacts of climate change. We pursue these strategies through Chubb Climate+ and Chubb Resilience Services.
Chubb Climate+ is our global industry practice that focuses on supporting the energy transition by expanding the Company’s already market-leading position in the clean tech industry. The practice draws on Chubb’s extensive technical capabilities in underwriting and risk engineering, bringing together Chubb units engaged in underwriting traditional, alternative and renewable energy and climate tech to support our clients as they pursue the transition to a low-carbon economy.
Chubb Resilience Services provides both current Chubb policyholders and external clients solutions to address physical climate risks and mitigate the effect on their properties and investments. The specialized team offers comprehensive risk, resilience and recovery solutions that combine our core risk management knowledge with deep engineering expertise and forward-looking climate modeling to provide businesses, homeowners and communities with critical insights into their physical climate risk exposure at individual property or portfolio level, engineering-based resilience recommendations, and quantifiable benefits to underpin investments and decision-making.
Chubb Climate+ and Chubb Resilience Services are described in further detail in our 2024 Sustainability Report, including disclosure regarding Chubb Climate+ premium and growth-related metrics.
Developing Science-Based Climate Underwriting Criteria for High-Emitting Industries

We are also making significant advancements in building sustainable underwriting practices for high-emitting sectors. Through the underwriting process we have opportunities to promote good risk management and the adoption of sound engineering practices by our clients.
Chubb has adopted oil and gas underwriting criteria that require all producers of oil and gas to demonstrate that they are taking steps to reduce their methane emissions. Chubb also recently introduced climate underwriting criteria for cement and steel producers, and anticipates adding underwriting criteria for other high-emitting industries in the near future.
As Chubb implements its underwriting criteria, it simultaneously offers its on-the-ground engineering expertise, working on-site with its clients to help disseminate best practices and controls to reduce GHG emissions. This approach further implements the objective of reducing climate risks, in our view, by directly engaging with clients. By providing clients with both risk engineering support and educational resources, such as our Chubb Methane Resource Hub, Chubb Cement Hub and Chubb Steel Hub, we can support clients as they responsibly reduce their GHG emissions.
See our 2024 Sustainability Report for additional information on our climate underwriting criteria, which also includes data relating to our methane engagement with clients. We expect to include cement and steel engagement data in the future.
We also continue to have additional underwriting and investing limitations with respect to coal and oil stands. In 2019, we were the first major insurer in the United States to limit coal-related underwriting and investment activity. In 2022, we adopted a policy that we will no longer underwrite risks for projects involving direct mining or in-situ extraction and processing of bitumen from oil sands. Both our coal and oil sands policies have been fully implemented in accordance with their terms since adoption.

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Corporate Governance — Climate Change: Governance, Strategy and Engagement
Engagement

Beyond engaging directly with clients through our climate underwriting criteria, we are working extensively, internally and with external groups, as a thought leader to consider the appropriate role of the insurance industry in supporting our clients’ objectives, including in pursuing renewable energy, clean technologies, and adapting to the physical impacts of climate change. We are eager to engage on climate issues and seek open and informed dialogue. We contribute to that communication in many ways, such as through our public reporting, shareholder engagement, and workshops we sponsor on climate in the insurance industry in collaboration with the University of Pennsylvania. The workshops, now in their third year, are designed to further the conversation between insurance companies, regulators, investors and other stakeholders, including emissions measurement groups, sustainability consultants and academics, around how the industry can assess and track climate risk and opportunities and develop meaningful metrics to communicate our progress. Topics covered included improving climate disclosure, the goals of disclosure, and how the insurance sector can enable the climate transition and foster resilience.
Our engagements are focused on not only our climate commitments but also about what we believe are the responsible and most effective ways for our Company — and industry — to accelerate the transition to a low-carbon future. We believe that insurance is at its most effective when we serve as a constant presence in the marketplace, engage deeply with our clients, and develop tools and criteria to incentivize our clients to undertake actions that will reduce their own emissions. We look forward to continuing to engage in open and candid dialogue with our shareholders and other stakeholders as we evaluate, refine and perform our part in supporting the transition of the global economy.

The Board of Directors

Our Board oversees our business and monitors the performance of management. The directors keep themselves informed by discussing matters with the CEO, other key executives and our principal external advisors, such as legal counsel, outside auditors, and other consultants. They also receive and review reports and updates from management and third parties, participate in Board and committee meetings, and attend relevant conferences and other educational sessions.
Board Meetings

The Board usually meets a minimum of four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met five times during 2024. All directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board of which they were a member that were held during 2024.
Director Independence

The Board has determined that the following directors and nominees are independent under the listing standards of the NYSE: Michael G. Atieh, Nancy K. Buese, Sheila P. Burke, Nelson J. Chai, Michael P. Connors, Michael L. Corbat, Fred Hu, Robert J. Hugin, Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. Our independent directors constitute a substantial majority of our Board of Directors.
In making its determination of independence, the Board applied its Categorical Standards for Director Independence and determined that no other material relationships existed between the Company and our directors and nominees. With respect to our new nominee, Fred Hu, the Board considered that he has served as a consultant to the Board in anticipation of being nominated as a director and determined that this did not constitute a material relationship with the Company impacting independence.
Director Nomination Process

The Board’s Nominating & Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. The Nominating & Governance Committee considers each person’s judgment, experience, background, independence and understanding of our business or other related industries, as well as other factors it determines are relevant in light of the needs of the Board and the Company. The Nominating & Governance Committee will select qualified candidates and review its recommendations with the Board, which will decide whether to invite the candidate to be a nominee for election to the Board.
In accordance with its charter, the Nominating & Governance Committee may identify and consider director nominees from various sources. The Nominating & Governance Committee will consider shareholder recommendations of director candidates, but the Nominating & Governance Committee has no obligation to recommend such candidates. Assuming that appropriate biographical and background material (including qualifications) is provided for candidates recommended by shareholders, the Nominating & Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources.

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Board Composition and Skills Review

Our Nominating & Governance Committee regularly reviews the individual and collective skills and attributes of Board members.
Our Nominating & Governance Committee considers director candidates who have a proven record of professional success and demonstrate a capacity for critical thinking, an ability to conceptualize and a willingness to engage in constructive and active dialogue as a listener and contributor. Directors should have deep expertise in an area or areas of importance to the Company and generally a broad capability to provide thoughtful and insightful counsel to the Company’s senior management.
Our directors are expected to be compatible with our Company’s and the Board’s culture, including the capacity to work collegially and cooperatively, to adhere to the highest standards of professional conduct and integrity, and to devote substantial time and energy in carrying out their Board responsibilities.
Directors should have knowledge and experience, either as an executive or a director, with corporate governance, including an understanding of, and a commitment to, satisfying a director’s duties of care and loyalty to the Company.
The overall composition of the Board should include directors who collectively exhibit extensive experience and expertise in the following criteria.
Board Criteria Matrix
• CEO or Similar Leadership Experience • Financial Services and Insurance Industry • International Business • Financial Literacy • Technology, IT Security and Cyber Risk	• Public Policy/Government Affairs/Regulation • Marketing and Branding • Corporate Governance • Human Resources
See Agenda Item 5 for a detailed description of the above criteria.
The above list is neither definitive nor exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
Board Culture

Our global Company operates in 54 countries and territories across a wide range of geographies and cultures reflected in the diversity of our workforce and in our product mix. We believe that a diversity of perspectives, opinions, backgrounds and tenure among the members of the Board is critical to the Board’s ability to perform its duties and various roles. We strive to maintain, and we encourage, diversity of thought and viewpoint among Board members, which makes the body as a whole more effective. Our Board does not seek directors solely for diversity characteristics or being skilled in just one area, field, topic or region. We seek members who can add value in a variety of areas.
Board composition is discussed at every regular Nominating & Governance Committee meeting. The Nominating & Governance Committee’s consideration of relevant criteria and other factors help ensure that the Board will have the collective skills, experience, independence and diversity to enable it to function effectively for both the short-term and long-term.
Board Tenure

Our Board considers director tenure in connection with its independence determination. Board tenure diversity is important as we seek to achieve the appropriate balance of tenure years of service. Our more senior directors have a deep knowledge of our Company, while new directors provide fresh perspectives. Our slate of director nominees has an average tenure of 10.6 years. Forty-three percent (43%) have a tenure of 5 years or less.
Our Board believes it has an appropriate and balanced mix of tenure diversity, as reflected in the following table, and has demonstrated consistent refreshment over time.
Board Tenure in Years (Director Nominees)

Director Commitments and Responsibilities

Each of our directors should represent shareholders as a whole rather than any particular shareholder or group of shareholders. Individual directors are required to notify the Nominating & Governance Committee’s Chair, and the Chairman of the Board, of any change in business or professional affiliations or responsibilities, including retirement, so that conflicts and other Board composition issues can be considered. The Lead Director is also involved in this evaluation process. A director is required to offer his or her resignation from the Board in the event a director leaves a full-time job or otherwise materially changes his or her full-time employed position or status for any reason (for example, by resignation, termination, reassignment or retirement). The resignation may be accepted or not accepted,

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Corporate Governance — The Board of Directors
on behalf of the Board, by the Chair of the Nominating & Governance Committee after consulting with other Committee or Board members in the reasonable discretion of the Chair.
In addition, under our Corporate Governance Guidelines, a director should offer to resign if the Nominating & Governance Committee concludes that he or she no longer meets the Company’s requirements for service on the Board, which includes the obligation to devote the time and effort necessary to fully meet their duty of care to shareholders. We believe all our directors have demonstrated a strong commitment to service on our Board in terms of meeting attendance, substantive discussion and effective leadership.
Annual Board and Committee Evaluations

Led by our Nominating & Governance Committee, our Board and its committees annually perform self-evaluations that allow for open and candid feedback on Board effectiveness, performance and process. Our evaluation process also includes individual evaluations of our directors, and separate reviews of the Lead Director.
Our Lead Director and each of our committee chairs incorporate feedback received from these evaluations to enhance Board governance, process, collaboration and productivity, including by identifying possible topics for future meetings and other matters, such as potential skills and attributes for future director nominees and committee composition. In 2024, results of the Board and committee evaluations were overwhelmingly positive.
In the self-evaluation context our Nominating & Governance Committee further considers the composition of the Board and its committees, including diversity considerations and whether the Board and each of its committees have the right mix of skill sets, qualifications, backgrounds, experience, talent and other considerations in order to function effectively.

Board Leadership Structure

Our Board’s mandate under Swiss law includes overall supervision and control of management of the Company. Though our management and employees direct and are responsible for the business operations of the Company and its divisions, and implementation of policies and strategies approved by the Board, the power of management is fundamentally delegated from the Board.
Determination of Board Leadership Structure

Our Organizational Regulations and Corporate Governance Guidelines provide the Board with the right and flexibility to recommend to shareholders that the responsibilities of Chairman of the Board and Chief Executive Officer be vested in the same individual or in more than one individual, as the Board determines to be in the best interest of the Company.
Our Nominating & Governance Committee regularly reviews and discusses Board composition, leadership and structure, and advises the Board as appropriate. The Nominating & Governance Committee also considers feedback from shareholders.
The Board, upon recommendation from the Nominating & Governance Committee, recommends the Chairman for shareholder approval annually in accordance with Swiss law. The vote on our Chairman is a vested shareholder right, as described in Agenda Item 6.
Our Board has determined it to be in the best interests of the Company, at this time, to vest the responsibilities of Chairman and CEO in Evan G. Greenberg because the Board believes he has the skills and experience to best perform both roles. Mr. Greenberg provides unique and immeasurable leadership value to our Board serving in the Chairman role. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry. Combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board.
Additionally, the Company is in a highly regulated industry, and Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning 50 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to Chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.

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Corporate Governance — Board Leadership Structure
Mr. Greenberg’s tenure as Chairman since 2007 has led to continuously strong operational and stock price performance over time. Our Board considers Mr. Greenberg’s continued service as Chairman to be essential to continue the Company’s trajectory of success consistent with its track record. Our Board believes Mr. Greenberg should continue to serve as Chairman to best enable the Company to execute on its strategic plan, identify and capitalize on market and other opportunities, and position itself well in the face of the multitude of risks and opportunities that lay ahead.
The Board will continue to examine its leadership structure, consider shareholder feedback and will at all times conduct itself in the manner it determines to be in the best interests of the Company and its shareholders. We expect that the Company will always have either an independent Lead Director or a non-executive chairman.
Independent Lead Director — Role and Responsibilities

Board leadership also comes from our independent Lead Director, currently Michael P. Connors. Our Lead Director’s powers and responsibilities are both substantive and significant, many of which are codified in our Organizational Regulations and Corporate Governance Guidelines. Our Board’s leadership structure allows for the Lead Director to promote and foster effective director independence in deliberations and overall governance.
Mr. Connors has served as Lead Director since 2020 and as a director since 2011, during which he has acquired and demonstrated an exceptional understanding of the Company’s business, including strategy, finances, operations, regulatory framework, governance and other matters. These include our Board’s oversight structure of the key risks facing the Company. In collaboration with the Chairman, our Lead Director ensures the Board and its relevant committees are appropriately overseeing and identifying short-, medium- and long-term risks. See “Board Oversight of Risk and Risk Management” for more information.

Our Lead Director’s specific powers and responsibilities include:
•
Establishing the agenda (with the Chairman) for Board meetings

•
Authority to convene meetings of the Board

•
Presiding at, and setting the agenda for, executive sessions of the independent directors (without the Chairman present) at every regular Board meeting and at other times as the Lead Director may separately call

•
Providing a forum for independent director feedback at executive sessions and communicating that feedback to the Chairman

•
Ensuring an appropriate level of Board independence in deliberations and overall governance

•
Authority to require Board consideration of matters, including risk topics

•
Working with the Compensation Committee to lead the Board’s review of the performance evaluation and compensation of the Chairman and CEO, a detailed and comprehensive process that evaluates Company and individual performance against a set of financial, operational and strategic metrics and goals as well as compensation and financial performance peer group data (see the Compensation Discussion & Analysis for more information)

•
Working with the Nominating & Governance Committee in the Board and individual director performance evaluation processes, and personally conducting individual director evaluations

•
Providing input to the Nominating & Governance Committee on the design and organization of the Board, including the review and vetting of potential nominees and committee structure and membership

•
Facilitating communication between Board members and the Chairman of the Board

•
Empowerment to respond to non-audit related shareholder inquiries, engage with shareholders, monitor the Company’s mechanism for receiving and responding to shareholder communications to the Board, and oversee the timely delivery of background materials to Board members

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Helping to assure that all Board members have the means to, and do, carry out their fiduciary responsibilities

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Communicating regularly with our CEO on matters of significance, and with the other independent directors to help foster independent thinking

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Corporate Governance — The Committees of the Board
The Committees of the Board

The Board of Directors has five committees: Audit, Nominating & Governance, Compensation, Risk & Finance and Executive. Each committee’s principal role, current membership, independence standards and meetings held during 2024 are outlined below. For more information on committee members, see our Board of Director profiles in Agenda Item 5.
Committee	Role & Responsibilities	Independence	Meetings Held 2024
Audit Committee Chair: Robert W. Scully Members: Nancy K. Buese Nelson J. Chai Theodore E. Shasta
The Audit Committee provides oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, our system of internal controls, and our audit process.
The Committee’s oversight includes the performance of our internal auditors and the performance, qualification and independence of our independent auditors.
If a member of our Audit Committee simultaneously serves on the audit committees of more than three public companies, the Board is required to determine and disclose whether such simultaneous service would impair the ability of such member to effectively serve on our Audit Committee. No member serves on the audit committees of more than three public companies.
All members are audit committee financial experts as defined under Item 407(d) of SEC Regulation S-K, and each member meets the financial literacy requirements of the NYSE.
For more information on our Audit Committee and its role and responsibilities, see the “Audit Committee Report” section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Fourteen meetings and one in-depth session covering various matters further described in the “Audit Committee Report” section of this proxy statement
Nominating & Governance Committee Chair: David H. Sidwell Members: Michael P. Connors Frances F. Townsend
The responsibilities of the Nominating & Governance Committee include identification of individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines.
The Committee also has the responsibility to examine and approve the Board’s leadership structure, committee structure and committee assignments, and advise the Board on matters of organizational and corporate governance, including our Corporate Citizenship activities and sustainability policies and initiatives.
In addition to general corporate governance matters, the Nominating & Governance Committee approves the Board calendar and assists the Board and its committees in their self-evaluations.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings
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Committee	Role & Responsibilities	Independence	Meetings Held 2024
Compensation Committee Chair: Frances F. Townsend Members: Michael P. Connors David H. Sidwell
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of employees, including compensation policies and pay structure for executive officers and other senior officers of the Company. It also evaluates the performance of the CEO and other NEOs based on corporate and individual goals and objectives. Based on this evaluation, it sets the CEO’s compensation level, both as a committee and together with the other independent directors, and approves NEO compensation.
The Compensation Committee also has the responsibility to review and make recommendations to the full Board regarding director compensation, work with the Nominating & Governance Committee and the CEO on succession planning, and periodically consults with the Risk & Finance Committee on matters related to executive compensation and risk.
Under Swiss law, shareholders have sole authority to elect the members of the Compensation Committee. See Agenda Item 7 for more details. For more information about how the Compensation Committee determines executive compensation, see the “Compensation Discussion & Analysis” section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings and several in-depth sessions covering various matters
Risk & Finance Committee Chair: Olivier Steimer Members: Michael G. Atieh Sheila P. Burke Michael L. Corbat Robert J. Hugin
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments.
For more information on the Risk & Finance Committee’s role, see “Board Oversight of Risk and Risk Management” below.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings
Our Board also has an Executive Committee, comprised of the Chairman of the Board (as Chair), the Lead Director and each of our other committee chairs (as members). The Executive Committee did not meet in 2024 and has not met since 2011. Its primary focus is to act for the full Board when it is not practical to convene a meeting of the full Board. The Executive Committee is authorized to exercise all the powers and authorities of the Board, except as expressly limited by applicable law or regulation, stock exchange rule, our Articles of Association or our Organizational Regulations, and except for matters expressly reserved for another committee.
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Corporate Governance — Board Oversight of Our Independent Advisors
Board Oversight of Our Independent Advisors

Independent Auditors

Our Audit Committee hires, determines the compensation of, and decides the scope of services performed by, our independent auditors. It also has the authority to retain outside advisors.
Our Audit Committee evaluates the qualification, performance and independence of our independent auditors. As part of this evaluation, rotation of our independent auditors is periodically considered. If required by applicable law or regulation relating to auditor rotation or otherwise, or if the Audit Committee otherwise determines it is necessary, it will initiate and stay actively involved in the process to select and replace the independent auditors. In addition, in connection with regular mandated rotation of audit partners, the Audit Committee is directly involved in the selection of the lead audit partner.
In determining whether to re-appoint the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including:
•
the length of time the firm has been engaged;

•
the quality of the Audit Committee’s ongoing discussions with the firm;

•
the firm’s global capabilities and depth of understanding of our businesses;

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an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team; and

•
the appropriateness of fees for audit and non-audit services.

Compensation Consultants

Our Compensation Committee has the authority to retain advisors and must assess the independence of any advisor so retained. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any such compensation advisor. Farient Advisors LLC has been retained directly by our Compensation Committee as its independent consultant for both executive and director compensation. Farient did not perform any other work for the Company in 2024.
Search Firm Consultants

Our Nominating & Governance Committee from time to time retains search firms to identify and evaluate potential director candidates, and has the authority to approve fees and other retention terms. Our Nominating & Governance Committee may also retain other advisors.

Board Oversight of Risk and Risk Management

As an insurer, the Company is in the business of profitably managing risk for its customers. As part of its oversight of the Company and its business activities, the Board takes very seriously its role in risk management. The Board has established the Risk & Finance Committee for purposes of risk assessment and management as described in its charter and further below, and other committees are also tasked with oversight of particular risks. These committees are composed entirely of independent directors.
Under Swiss law, the Board of Directors has ultimate responsibility for management and direction of the Company. The full Board also discusses and considers risk management issues at each of its meetings. The Board will adjust its practices with respect to risk management oversight whenever it determines it needs to do so and will involve itself in particular risk areas or business circumstances where proper exercise of oversight demands it.
The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts.
Risk & Finance Committee and Our Enterprise Risk Management Framework

The goal of the Risk & Finance Committee is to oversee that the Company’s risk management process identifies and assesses relevant risks, has a reasonable and sound set of policies for setting parameters on risk, and, for specific material risks, has prepared itself to avoid or to mitigate outcomes that could adversely affect or threaten the viability of the Company.
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk

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Corporate Governance — Board Oversight of Risk and Risk Management
management, capital structure, financing arrangements and investments. This includes:
•
evaluation of the integrity and effectiveness of the Company’s Enterprise Risk Management (ERM) procedures and systems and information;

•
oversight of policy decisions about risk aggregation and minimization, including credit risk;

•
assessment of the Company’s major decisions and preparedness levels pertaining to perceived material risks;

•
oversight of the capital structure and financing arrangements in support of the Company’s plans and consistent with its risk tolerances; and

•
oversight of management’s investment of the Company’s investible assets, giving input on strategies, and monitoring overall conditions and developments with respect to these assets and, again, making certain they are consistent with the Company’s risk tolerances.

The Risk & Finance Committee meets regularly with Company management, including the Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Chief Investment Officer, Treasurer and others, in fulfillment of its responsibilities. The Chief Risk Officer reports to both the Risk & Finance Committee and the CEO. The Risk & Finance Committee also conducts joint meetings, such as with the Audit Committee on ERM matters and the Compensation Committee Chair on compensation risk, and holds an in-depth training session with members of management as well as external experts covering various risk-related topics.
Enterprise Risk Management Framework

Since risk management must permeate an organization conducting a global insurance business, we have an established ERM framework that is deeply integrated into management of our businesses. ERM is a part of the day-to-day management of Chubb and its operations. Our ERM framework is led by Chubb’s senior management and overseen by our Board’s Risk & Finance Committee.
Our global ERM framework is broadly multi-disciplinary and its strategic objectives include:
•
External risks: identify, analyze, quantify, and where possible, mitigate significant external risks that could materially hamper the financial condition of Chubb and the achievement of corporate business objectives over the next 36 months;

•
Exposure accumulations: identify and quantify the accumulation of exposure to individual counterparties, products or industry sectors, particularly those that materially extend across or correlate between business units or divisions or the balance sheet;

•
Risk modeling: develop and use various data-sets, advanced analytics, metrics and processes (such as probabilistic exposure and economic capital models to assess aggregation risk from natural and other catastrophes) that help business and corporate leaders make informed underwriting, portfolio management and risk management decisions within a consistent risk/reward framework;

•
Governance: establish and coordinate risk guidelines that reflect the corporate appetite for risk; monitor exposure accumulations relative to established guidelines; and ensure effective internal risk management communication up to management and the Board, down to the various business units and legal entities, and across the Company; and

•
Disclosure: develop protocols and processes for risk-related disclosure internally as well as externally to rating agencies, regulators, shareholders and analysts.

ERM efforts are defined in terms of time horizon and business materiality. Chubb considers 36 months as the period during which we conduct our strategic ERM planning, but actual execution, and risks associated with that execution, focus on a short-term time frame of one-to-two-years. Medium-term time horizons are two-to-five years, and long-term is five-plus years.
The Chief Risk Officer provides an ERM update at each quarterly Risk & Finance Committee meeting. The update includes discussions and presentations on risk priorities (which are re-assessed at least annually and regularly updated and evaluated throughout the year), new products and developments, risk accumulations, and other matters, including presentations on specific risk topics.
Our insurance contracts are typically renewable annually. Consequently, we can respond to changes as needed by adjusting our pricing or by restricting our exposure. We also look at the medium- and longer-term landscape as well, as certain risks may be known or emerging but may not manifest until a future time. Chubb uses its sophisticated, analytical, fact-based approach to appropriately identify, assess and mitigate such risks. For example, Chubb uses catastrophe models to quantify natural catastrophe risk for product pricing, risk management, capital allocation and estimation of losses. Chubb uses models to aggregate and closely monitor natural catastrophe exposures across our global portfolio and to ensure that our capital base is sufficiently strong to meet the expectations of regulators, rating agencies and policyholders, and to provide shareholders with an appropriate risk-adjusted return. Chubb also manages aggregations on other risks, including but not limited to cyber, pandemic, terrorism and credit risks. Chubb’s risk analysis ranges from the known (based on definitive historical loss experience) to the hypothetical (based on a probable maximum loss (PML) calculation). At present, our scenario analyses are modeled on a one-year time horizon to inform underwriting and business planning decisions, though we stress test our portfolio against multiple scenarios which manifest over a longer timeframe.
Chubb uses its own internal data and experts as well as external data, expertise and loss experience to assess and adjust as necessary its risk exposures and appetite in a timely manner to incorporate into pricing, underwriting and risk management decisions. For example, for long-term (five-plus years) impacts, we utilize vendor models to assess the impacts of the Intergovernmental Panel on Climate Change (IPCC) scenarios on modeled losses for key region perils such as U.S. windstorm.

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Corporate Governance — Board Oversight of Risk and Risk Management
Additionally, effective risk governance requires close and dynamic collaboration as well as focus on communication flow and risk identification. One of the key mechanisms by which ERM is put into practice at Chubb is through the role of executive and senior staff on various management-level ERM-related boards and committees.
Chubb’s executive Risk and Underwriting Committee (RUC) reports to and assists the CEO in the oversight and review of the ERM framework which covers the processes and guidelines used to manage the entire landscape of insurance, financial, strategic, and operational risks. The RUC is chaired by the Chief Risk Officer. The RUC is assisted in its activities by Chubb’s Enterprise Risk Unit, risk-related committees and Product Boards. The associated collaboration and communication by senior executives ensures transparency and consistency in the application of ERM across Chubb enterprise-wide and up to the Board level.
Others within the overall ERM structure contribute to accomplishing Chubb’s ERM objectives, including regional management, Internal Audit, Legal & Compliance, external consultants, and managers of our internal control and disclosure control processes and procedures. This collaboration ensures our ERM process is aligned with the Company’s business, operational, regulatory and other requirements.
Chubb’s ERM process enables it to adequately and profitably manage risk on both sides of its balance sheet by maintaining underwriting discipline, managing exposure accumulations and investing assets conservatively. The Company’s balance sheet is a competitive advantage in a business where our financial strength and security equate to our ability to meet the expectations of regulators and rating agencies, as well as our fiduciary obligations to our policyholders and shareholders.
Additional Board Committee
Oversight of Risk

In addition to the Risk & Finance Committee, other Board committees are also responsible for certain other risks that align with their charter responsibilities. Examples of particular risks overseen by our other Board committees include the following:
•
The Audit Committee is responsible for oversight of the Company’s financial statements, financial reporting and internal controls, including Sarbanes Oxley (SOX) and financial model risk; the process for establishing insurance reserves; the Company’s cybersecurity program and related exposures and risks; and legal, regulatory and compliance matters. The Audit Committee receives regular updates on these topics from various members of management, including the Chief Financial Officer, Chief Accounting Officer, Chief Auditor, Chief Actuary, Chief Information Security Officer, General Counsel, Head of Global Tax, and Chief Compliance Officer (who reports to the General Counsel), among others.

•
The Compensation Committee is responsible for overseeing succession planning and employee compensation policies and practices, including how specific business risks are taken into account or mitigated as part of the design and structure of our compensation program. Our Global Human Resources Officer and General Counsel provide a risk assessment of our compensation program to the Compensation Committee for its review. For additional information, see “The Relationship of Compensation to Risk” section in the Compensation Discussion & Analysis.

•
The Nominating & Governance Committee is responsible for overseeing the Company’s corporate governance structure and practices, including Board leadership and composition, our corporate governance guidelines, insider trading policy, shareholder engagement matters, and our Corporate Citizenship activities and sustainability policies and initiatives, including associated risks.

Each committee, including the Risk & Finance Committee, periodically reports to the Board on its risk oversight activities.
Committees may also consult with one another on certain risks where appropriate. Risk oversight responsibilities may change, from time to time, based on the Company’s evolving needs, and the full Board may receive updates directly from management and others on certain risk topics.
Cybersecurity/IT Risk Oversight

Chubb recognizes the significant risks posed by cybersecurity and data protection challenges. We have robust oversight at the Board and management levels.
The Audit Committee is tasked with oversight of the Company’s cybersecurity program and related exposures and risks, about which the Audit Committee periodically reports to the full Board and consults with the Risk & Finance Committee. Review and oversight may generally encompass data breach risk and impact; cyber protection and detection controls; privacy matters; third-party risks; cyber trends and events; and other topics.
The Risk & Finance Committee is responsible for oversight of risk generally and identifying significant risks, which may include risks relating to cybersecurity and privacy, business continuity risk (including the resilience of IT operations and physical infrastructure) and cyber underwriting risk.
Chubb management continues to prioritize investments in cybersecurity to protect the confidentiality, integrity and availability of our data. We have deployed a robust set of controls to protect Chubb. Our control environment is aligned to the National Institutes of Standards and Technology Cyber Security Framework (NIST CSF). We also engage external parties to review our protections against the NIST CSF standard.
Chubb management also benefits from the advice provided by a Cyber Advisory Board of external experts. The members of the Cyber Advisory Board all have extensive experience and deep expertise on cybersecurity matters, several having

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Corporate Governance — Board Oversight of Risk and Risk Management
served in senior government positions with executive responsibility for identifying and mitigating cyber threats across the globe.
For further information on our cybersecurity and information security practices and principles, see “Item 1C. Cybersecurity and Risk Governance” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Climate Change and Environmental Risk Oversight

See “Climate Change: Governance, Strategy and Engagement” herein for a detailed overview of the Board’s and management’s oversight of climate change and environmental risk matters.

Related Party Transactions

Related Party Transactions Guidelines

The Board of Directors has adopted Related Party Transactions Guidelines. For the purposes of our Related Party Transactions Guidelines, a related party is any person who is:
•
a director, director nominee or executive officer of the Company;

•
a beneficial owner of more than 5% of the Company’s outstanding Common Shares at the time the transaction occurred or existed; and

•
any immediate family member of any of the foregoing.

Our Related Party Transactions Guidelines are administered by our Board’s Nominating & Governance Committee. The guidelines require prior review and approval of transactions in which (a) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year, (b) the Company was, is or will be a participant and (c) any related party had, has or will have a direct or indirect material interest. Related party transactions subject to the guidelines must be approved by the Nominating & Governance Committee, although the Board or the Nominating & Governance Committee may determine from time to time that the authority to review and approve certain related party transactions should instead reside with the full Board.
The Company recognizes that there are types of transactions involving a related party that are appropriate and may be in, or may not be inconsistent with, the interests of the Company and its shareholders. Accordingly, our Related Party Transactions Guidelines deem as pre-approved:
•
Transactions involving our sale of insurance or reinsurance in the ordinary course of business on terms that are generally available to similarly situated parties that are not related to us, and payments or settlements of claims on such policies in the ordinary course of business on commercially reasonable terms;

•
Compensation of executive officers or directors that is reported in the compensation tables or other disclosures in our proxy statement;

•
Compensation of a type that would be reported if the related party were named in the proxy statement, provided the Compensation Committee has approved such compensation;

•
Payment or reimbursement of a director’s or employee’s expenses incurred in performing such person’s Company-related responsibilities;

•
Any transaction in which the related party’s interest arises solely from ownership of securities issued by the Company and all holders of such securities receive the same benefits pro rata as the related party;

•
Contributions to the Company’s political action committee by a related party;

•
Payments passed through a related party or affiliate of a related party but not from or for such related party or affiliate’s account; and

•
Transactions in which the related party’s interest arises only from (i) (1) such person’s position as a director of an entity, (2) the direct or indirect ownership by such person and all immediate family members of such person, in the aggregate, of less than a 10% equity interest in an entity (other than a partnership) or (3) both such position and ownership; or (ii) such person’s position as a limited partner in a partnership in which the person and all immediate family members of such person have an equity interest of less than 10%.

There is a financial limit condition to the determination of pre-approval status for the transactions or payments listed in the first bullet above. If transactions involve payments to an entity for which a director is an employee or general partner or a director’s immediate family member is an executive officer or general partner totaling the greater of $1 million or 2% of that entity’s annual consolidated gross revenue, then they will not be considered pre-approved and will be subject to the review procedures of the guidelines.
With respect to not-for-profit organizations, our Related Party Transactions Guidelines require the Nominating & Governance Committee to review and approve or, if not subject to pre-approval under the guidelines, ratify, and determine that no conflict of interest exists regarding, financial contributions greater than $50,000 in the aggregate per fiscal year by the Company (or its charitable foundations) to not-for-profit organizations for which a director, nominee, executive officer or an immediate family member of any of the foregoing serves as a director, trustee or senior officer.
How Do We Monitor Related Party Transactions?

We have established procedures to monitor related party transactions so that we can submit them to the Nominating & Governance Committee or the Board of Directors under our

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Corporate Governance — Related Party Transactions
Related Party Transactions Guidelines. We have compiled a list of relevant persons and entities, which we update on a regular basis, and search various databases to identify payments to or from these persons or entities. Our directors, nominees for director and executive officers are also periodically required to report related party transactions of which they are aware to the Chief Compliance Officer, including transactions in which an immediate family member or entity associated with such family member has an interest. We also circulate directors’ and officers’ questionnaires that inquire about, among other things, related parties and related party transactions.
Our Code of Conduct addresses procedures to follow with respect to matters that raise potential conflicts, including a requirement that our employees, officers and directors report potential conflicts as part of their annual Code of Conduct affirmation statement. In addition, we poll directors and key officers to determine whether they are aware of any transactions that may be subject to our Related Party Transactions Guidelines.
Related Party Transactions in 2024

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, with whom we conduct business in the ordinary course on an arm’s-length basis, become beneficial owners (including through aggregation of holdings of their affiliates and/or on behalf of other beneficial owners for whom they act as investment advisor or investment manager) of 5% or more of our Common Shares and, as a result, are considered a related party under our Related Party Transactions Guidelines.
We engaged in the transactions described below with shareholders who owned more than 5% of our Common Shares during 2024 and with other related parties, and we may transact such business during 2025. Some transactions we engage in include related parties or entities that have purchased from us, or sold to us, insurance or reinsurance. We believe the terms of these transactions were no more favorable to either them or us than the terms made available to unrelated counterparties. As such, they or we may receive or make payments associated with such transactions in the ordinary course of business.
BlackRock, Inc. entities provide investment management services to some of our subsidiaries and our qualified and nonqualified benefit plans. In 2024, we paid BlackRock approximately $32.0 million for these services. BlackRock managed approximately 19% of our investment assets as of the end of 2024, and, additionally, approximately $1.0 billion of investment assets for our legacy United Kingdom defined benefit and defined contribution programs.
BlackRock affiliates also provide investment management services for certain assets within one of our United Kingdom pension plans, and receive fees to the extent participants in the plan choose to invest in BlackRock funds (which are offered among other investment options through the plan).
The fees are borne by the participants in the plan. In addition, we include BlackRock funds as among the investment options that may be selected by our clients with respect to their separate accounts with us. We understand that BlackRock funds may pay investment management fees to BlackRock, Inc. and/or its affiliates for their services to the funds.
In 2015, our subsidiary Chubb Tempest Reinsurance Ltd. (CTR) and an affiliate of BlackRock partially funded ABR Reinsurance Capital Holdings, Inc. (ABR), a Bermuda reinsurance holding company. Both CTR and the BlackRock affiliate invested in common shares of ABR in a private placement. ABR reimbursed Chubb and BlackRock for certain expenses incurred by each of them for the formation of ABR and its reinsurance subsidiary. In addition, Chubb and BlackRock established contractual relationships with ABR (Chubb in connection with reinsurance and reinsurance operations, and BlackRock in connection with asset management), and entered into a fee-sharing arrangement with each other to equally share certain fees payable by ABR pursuant to these contracts. We received a payment from BlackRock of approximately $8.3 million pursuant to the fee-sharing arrangement in 2024. Additionally, in 2021, each of CTR and a BlackRock affiliate agreed to provide a limited guaranty, on a several and not joint basis, of certain obligations owed by ABR to certain financial institutions pursuant to a term-loan credit agreement. The term-loan credit agreement and related limited guaranties were terminated in 2024. For 2024, CTR received a fee of approximately $328,000 as consideration for the limited guaranty.
T. Rowe Price Associates, Inc. (Price Associates) provides investment management services to some of our subsidiaries. In 2024, we paid Price Associates approximately $12.2 million for these services. Price Associates managed approximately 11% of our investment assets as of the end of 2024. Price Associates and its affiliates also manage certain funds offered to participants in our 401(k) and nonqualified benefit plans. The associated fees are borne by the participants in the plans.
According to a Schedule 13G/A filed on November 14, 2024, Price Associates reported that it beneficially owned less than 5% of our Common Shares as of September 30, 2024.
Aquiline Capital Partners LLC manages private investment funds in which Company affiliates invest (Aquiline Funds), and its chairman is the brother of our Chairman and CEO. In 2024, we invested approximately $45.4 million and received approximately $73.0 million in distributions from the Aquiline Funds. Our total aggregate commitments since inception under the Aquiline Funds, inclusive of amounts that have not been invested, is approximately $540 million.
Starr Indemnity & Liability Company and its affiliates (collectively, Starr) had previously entered into agency, claims services, underwriting services and reinsurance agreements with some of our subsidiaries. The chairman emeritus of Starr is the father, and the chairman and co-chief executives are the brothers, of our Chairman and CEO. A number of our agreements with Starr were terminated effective April 2023. However, Starr continues to provide

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Corporate Governance — Related Party Transactions
certain services to Chubb, including claims administration through the closure of all claims, in respect of insurance policies placed prior to the termination, pursuant to the terms of the applicable agreements.
Under an agency agreement with Starr as one of our non-exclusive agents, we secured the ability to sell our insurance policies through Starr, and Starr provided us business (in exchange for a commission) as one of our non-exclusive agents for writing policies, contracts, binders or agreements of insurance or reinsurance. Starr adjusted the claims under these policies and worked with us to arrange for third party reinsurance in respect of these policies.
In 2024, we generated approximately $10 million in gross written premiums through the agency, claims services and underwriting services agreements with Starr and third party assumptions. We paid Starr a total of approximately $3 million in commissions for direct Starr business.
We ceded a portion of the premiums generated through the Starr agency relationship to Starr as part of our reinsurance program. In 2024, we ceded approximately $24 million in premiums written to Starr, and collected ceding commissions of approximately $3 million.
Other transactions. In 2022, Evan Greenberg, the Company’s Chairman and CEO, entered into an Aircraft Time Sharing Agreement with the Company that allows him to reimburse Chubb for the cost of his personal use of corporate aircraft in an amount based on the incremental cost of each flight to Chubb, provided that the amount does not exceed the maximum allowed under U.S. Federal Aviation Administration (FAA) regulations. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. Mr. Greenberg reimbursed Chubb $111,987 related to personal use of corporate aircraft during 2024.
A Company subsidiary employs a brother of John Lupica (a named executive officer of the Company) as President of its wholesale and specialty division in North America. Mr. Lupica’s brother was hired in 2000 and was not hired by, and does not report directly to, Mr. Lupica. He received salary and variable compensation valued in the aggregate of approximately $2,342,000 for 2024. In addition, a Company subsidiary employs Mr. Lupica’s daughter-in-law as an assistant vice president and underwriter in North America. She has been an employee for ten years and was not hired by, and does not report directly to, Mr. Lupica; for 2024, she received salary and variable compensation of approximately $243,000. The compensation of each of these employees was established by the Company in accordance with its compensation practices applicable to employees with equivalent qualifications and responsibilities.

Delinquent Section 16(a) Reports

Certain officers, including our executive officers, and the directors of the Company are subject to the reporting requirements of Section 16 of the Exchange Act. We believe that all our directors and Section 16 reporting officers complied on a timely basis with filing requirements arising during 2024 under Section 16(a) of the Exchange Act. As a result of inadvertent administrative error, Frances F. Townsend, a director of the Company, filed an amended Form 3 on February 7, 2025 reporting indirect beneficial ownership of Common Shares held by a family member that were omitted from her Form 3 that had been timely filed. In addition, Juan Luis Ortega, an executive officer of the Company, filed an amended Form 4 on March 7, 2025 to accurately reflect equity awards granted to him on March 3, 2025.
Chubb Limited 2025 Proxy Statement	67

Director Compensation
Board of Directors Compensation

Board members, with the exception of the Chairman and CEO, are not employees of the Company and receive fixed compensation for their role as directors, committee members and committee chairs. Board member compensation is not tied to the achievement of specific corporate results or performance targets. Instead, the amounts paid are based on the market for board membership of our competitors and other insurance and similarly-sized companies.
The Board does not have absolute discretion with respect to its own compensation. Each year shareholders are asked to approve maximum aggregate Board compensation and our Board explains its intended use. See Agenda Item 10.1 for more information.

Elements of Director Compensation
Pay Component	2024 Compensation
Standard Compensation Per year of service from May annual general meeting to the next May annual general meeting	$325,000 – $190,000 in restricted stock awards based on the fair market value of the Company’s Common Shares at the date of award – $135,000 in cash, paid in quarterly installments
Committee Chair Fees	Audit Committee $40,000 Compensation Committee $25,000 Nominating & Governance Committee $25,000 Risk & Finance Committee $35,000 Paid in quarterly installments
Lead Director Annual Fee	$100,000 Paid in quarterly installments
Additional Board Meeting Fees	No fees were paid in 2024 for attendance at regular or special Board or Committee meetings.
Directors may elect to receive all of their compensation in the form of restricted stock awards issued on an annual basis.
Restricted stock is awarded at beginning of the plan year (the date of the Annual General Meeting) and becomes non-forfeitable at end of the plan year, provided that the grantee has remained a Chubb director continuously during that plan year.
In addition to the compensation described above, we have a matching contribution program for directors pursuant to which we will match director charitable contributions to eligible registered charities up to a maximum of $40,000 per year.
In February 2024, the Nominating & Governance Committee retained Farient Advisors LLC to provide the annual survey and analysis of director compensation. The Nominating & Governance Committee considered the Farient survey and analysis, and recommended to the Board, and the Board approved changes to our Outside Directors Compensation Parameters effective as of the date of the 2024 annual general meeting. The changes were based on, among other things, a comparison of our director compensation structure to that of our competitors and other insurance and similarly-sized companies. As a result, the Lead Director cash retainer was increased from $50,000 to $100,000; the Audit Committee Chair cash retainer was increased from $35,000 to $40,000; the Risk & Finance Committee Chair cash retainer was increased from $25,000 to $35,000; and the Nominating & Governance Committee Chair cash retainer was increased from $20,000 to $25,000.

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Director Compensation — Board of Directors Compensation
During 2024, oversight and responsibility for director compensation was transferred from the Nominating & Governance Committee to the Compensation Committee. In February 2025, the Compensation Committee retained Farient to again provide the annual survey and analysis of director compensation. The Compensation Committee considered the Farient survey and analysis, and recommended to the Board, and the Board approved, changes to our Outside Directors Compensation Parameters effective as of the Annual General Meeting. The changes were based on, among other things, a comparison of our director compensation structure to our competitors and other insurance and similarly-sized companies. As a result, the cash retainer was increased from $135,000 to $150,000; the equity retainer was increased from $190,000 to $225,000; and the Compensation Committee Chair cash retainer was increased from $25,000 to $30,000. The Board also determined to eliminate per meeting fees for special Board or committee meetings. No other changes were made with respect to any other element of director compensation.

Director Stock Ownership Requirements

Our Corporate Governance Guidelines specify director equity ownership requirements to further align their interests with our shareholders. Chubb awards outside directors restricted stock awards as part of their standard compensation. In February 2025, the Board determined to increase the minimum equity ownership amount from $700,000 to five times the annual cash retainer, resulting in a new minimum of $750,000 effective as of the Annual General Meeting.
Each Director has until the fifth anniversary of his or her initial election to the Board of Directors to achieve this minimum. Deferred restricted stock units (which we no longer grant to directors) and restricted stock, whether or not vested, are counted toward achieving this minimum. All of our Directors who have served for at least five years satisfy Chubb’s director equity ownership requirements.
Once a Director has achieved the minimum equity ownership, this requirement remains satisfied going forward as long as he or she retains the number of shares valued at the minimum equity ownership amount based on the NYSE closing price for the Company’s Common Shares as of the date such minimum threshold is initially met (subject to any future adjustment to the annual cash retainer).
Any vested shares held by a Director in excess of the minimum share equivalent may be sold at the Director’s discretion after consultation with our General Counsel and in accordance with the requirements of our Global Restrictions on Insider Trading and Trading Chubb Securities Policy. Directors are not permitted to pledge or hedge Common Shares.

Chubb Limited 2025 Proxy Statement	69

Director Compensation — 2024 Director Compensation
2024 Director Compensation

The following table sets forth information concerning 2024 director compensation.
Name	Fees Earned or Paid in Cash	Stock Awards1	All Other Compensation2	Total
Michael G. Atieh	$135,000	$190,184	$40,000	$365,184
Kathy Bonanno3	$33,750	—	—	$33,750
Nancy K. Buese4	$33,750	$325,008	$40,000	$398,758
Sheila P. Burke	$135,000	$190,184	$14,000	$339,184
Nelson J. Chai	$101,250	$190,184	$30,000	$321,434
Michael P. Connors	$222,500	$190,184	—	$412,684
Michael L. Corbat	$135,000	$190,184	$40,000	$365,184
Robert J. Hugin5	—	$325,008	—	$325,008
Robert W. Scully6	—	$365,005	$40,000	$405,005
Theodore E. Shasta	$135,000	$190,184	$35,000	$360,184
David H. Sidwell7	$140,000	$215,083	$31,002	$386,085
Olivier Steimer	$167,500	$190,184	$33,212	$390,896
Frances F. Townsend	$160,000	$190,184	$21,000	$371,184

1
This column reflects restricted stock awards granted on the date of the 2024 annual general meeting, which vest on the date of the 2025 annual general meeting. The grant date fair value of the restricted stock awards for 2024 are based on the Common Share value of $264.88 and amount to $190,184 for each director. Such amount does not include Common Shares received in lieu of cash for annual retainer or committee fees earned, which are described in footnotes four, five, six and seven to this table.

2
All other compensation includes matching contributions made under our matching contribution program for directors (pursuant to which we match director charitable contributions to eligible non-profit organizations up to a maximum amount, which was $40,000 in 2024).

3
Ms. Bonanno retired from our Board upon the expiration of her term at the May 2024 annual general meeting.

4
Included in Ms. Buese’s stock awards is an annual retainer fee of $135,000 for which she received 509 restricted stock awards, rather than cash, at the election of the director.

5
Included in Mr. Hugin’s stock awards is an annual retainer fee of $135,000 for which he received 509 restricted stock awards, rather than cash, at the election of the director.

6
Included in Mr. Scully’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of $135,000 for which he received 509 restricted stock awards and a committee chair fee of $40,000 for which he received 151 restricted stock awards.

7
Included in Mr. Sidwell’s stock awards is an annual committee chair fee of $25,000 for which he received 94 restricted stock awards, rather than cash, at the election of the director.

70	Chubb Limited 2025 Proxy Statement

Information About Our Share Ownership
How Many Shares Do Our Directors, Nominees and
SEC Executive Officers Own?

The following table sets forth, as of March 21, 2025, the beneficial ownership of Common Shares by each of our NEOs, directors and director nominees, and by all directors, director nominees and SEC executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director, director nominee and NEO, and for all our directors, director nominees and SEC executive officers as a group, constitute less than 1% of our outstanding Common Shares.
Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options1	Restricted Common Shares2
Evan G. Greenberg3 4 9	758,756	608,513	193,351
Peter C. Enns9	5,576	27,153	23,208
John W. Keogh3 9	168,612	227,161	75,188
John J. Lupica3 9	108,768	166,279	48,388
Juan Luis Ortega9 10	18,935	60,433	14,585
Michael G. Atieh5 6	16,475	—	718
Nancy K. Buese	728	—	1,227
Sheila P. Burke11 12	7,471	—	718
Nelson J. Chai	—	—	718
Michael P. Connors	16,506	—	718
Michael L. Corbat	716	—	718
Fred Hu	—	—	—
Robert J. Hugin7	18,315	—	1,227
Robert W. Scully8	44,243	—	1,378
Theodore E. Shasta	14,272	—	718
David H. Sidwell	13,377	—	812
Olivier Steimer6	22,062	—	718
Frances F. Townsend13	3,870	—	718
All our directors, nominees and executive officers as a group (23 individuals)	1,381,704	1,277,339	419,738

1
Represents Common Shares that the individual has the right to acquire within 60 days of March 21, 2025 through option exercises. For Mr. Greenberg, amount includes options that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest.

2
Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

3
Messrs. Greenberg, Keogh and Lupica share with other persons the power to vote and/or dispose of 41,700 shares, 29,380 shares, and 88,700 shares, respectively, of the Common Shares listed. Of the Common Shares listed as held by all directors, nominees and executive officers as a group (including those in the immediately preceding sentence), the power to vote and/or dispose of 198,146 Common Shares is shared with other persons.

4
Mr. Greenberg has pledged 55,000 of the Common Shares beneficially owned by him. The amount included in the table for Mr. Greenberg also contains 498,920 additional pledged Common Shares that are owned by entities in which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest. In each of the cases in this footnote, such pledging is consistent with the Company’s share pledging policy under which, effective January 2017, new pledging of any Chubb shares owned by executive officers or directors is prohibited.

5
Included in these amounts are Common Shares that will be issued to the director immediately upon his separation from the Board. These Common Shares relate to vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares included in the above table for Mr. Atieh is 16,475 shares.

6
Not included in these amounts are Common Shares that will be issued to the director no earlier than 6 months following his separation from the Board. Such Common Shares relate to deferred restricted stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares not included in the above table for each director is as follows: Mr. Atieh (22,229) and Mr. Steimer (3,904).

7
Includes 335 shares held by Mr. Hugin’s sons, for which Mr. Hugin disclaims beneficial ownership.

8
Includes 23,765 shares held by a family foundation. Mr. Scully has no pecuniary interest in these shares.

Chubb Limited 2025 Proxy Statement	71

Information About Our Share Ownership — How Many Shares Do Our Directors, Nominees and SEC Executive Officers Own?
9
Not included in these amounts are (i) Restricted Common Shares representing a premium performance share award with respect to the performance share awards granted in 2022, 2023, 2024 and 2025; and (ii) target and premium performance stock unit awards (PSUs) granted in 2024 and 2025. Such Restricted Common Shares and PSUs will vest on the third anniversary, subject to the satisfaction of certain service and performance-based criteria. Such Restricted Common Shares will not be entitled to vote until vested. Dividends and dividend equivalents will be accumulated and distributed only when, and to the extent, that the awards have vested. The number of such Restricted Common Shares and PSUs not included in the above table for each NEO is as follows: Mr. Greenberg (319,376), Mr. Enns (64,874), Mr. Keogh (157,470), Mr. Lupica (112,813) and Mr. Ortega (39,423).

10
Not included in these amounts are Restricted Stock Unit (RSU) awards granted in 2024. Such RSUs will vest evenly over four years. RSUs will not be entitled to vote until vested. Upon vesting, one Common Share will be delivered for each vested RSU. The number of such RSUs for Mr. Ortega is 1,380.

11
Not included in these amounts are fully vested Market Value Units payable in Common Shares that will be paid out 3 months after separation from service, unless further deferred. The number of such Common Shares for Ms. Burke is 11,532.

12
Not included in these amounts are fully vested Deferred Stock Units that will not be payable, unless further deferred, until the 90th day after the earliest to occur of the director’s (i) death, (ii) disability, or (iii) separation from service. The number of such Common Shares for Ms. Burke is 28,837.

13
Includes 353 shares held by Ms. Townsend’s husband.

Which Shareholders Own More Than 5% Of Our Shares?

The following sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than 5% of our outstanding Common Shares as of December 31, 2024. The information provided relating to the number of shares beneficially owned reflects the most recently filed Schedule 13G or Schedule 13G/A, as applicable, for each of the listed persons. The percent of class listed is based on our Common Shares outstanding as of December 31, 2024.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group1 100 Vanguard Blvd. Malvern, Pennsylvania 19355	38,930,986	9.7%
BlackRock, Inc.2 50 Hudson Yards New York, New York 10001	29,507,346	7.4%
Berkshire Hathaway Inc./Warren E. Buffet/National Indemnity Company3 3555 Farnam Street Omaha, Nebraska 68131	27,033,784	6.7%

1
Based on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The Vanguard Group, together with certain of its wholly-owned subsidiaries acting as investment managers, may be deemed to have had beneficial ownership of 38,930,986 Common Shares. No one person was known to have an interest with respect to more than 5% of the class of shares. The Vanguard Group had shared voting power over 518,790 shares, sole dispositive power over 37,200,032 shares, and shared dispositive power over 1,730,954 shares.

2
Based on a Schedule 13G/A filed by BlackRock, Inc. on February 6, 2024. BlackRock, together with certain of its affiliates, may be deemed to have had beneficial ownership of 29,507,346 Common Shares. No one person was known to have an interest with respect to more than 5% of the class of shares. BlackRock had sole voting power over 26,434,921 shares and sole dispositive power over 29,507,346 shares.

3
Based on a Schedule 13G filed by Berkshire Hathaway Inc., Warren E. Buffet and National Indemnity Company on November 14, 2024. Such Schedule 13G indicates that Berkshire Hathaway, Mr. Buffet and National Indemnity Company have shared voting and dispositive power over all 27,033,784 shares beneficially owned.

72	Chubb Limited 2025 Proxy Statement

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this proxy statement with management. Based on our review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement for the 2025 Annual General Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
This report has been approved by all members of the Committee.
Frances F. Townsend, Chair
Michael P. Connors
David H. Sidwell
Chubb Limited 2025 Proxy Statement	73

Executive Compensation
Compensation Discussion & Analysis
The following Compensation Discussion & Analysis describes the 2024 compensation program for our named executive officers (NEOs). Our NEOs are determined based on applicable SEC rules. For 2024, our named executive officers were:

Evan G. Greenberg Chairman and Chief Executive Officer
Peter C. Enns Chief Financial Officer
John W. Keogh President and Chief Operating Officer
John J. Lupica Vice Chairman; Executive Chairman, North America Insurance
Juan Luis Ortega President, North America Insurance

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Executive Compensation — Executive Summary
Executive Summary

The Compensation Discussion & Analysis includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). These non-GAAP financial measures include core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures”.
How Our Compensation Program Works

What We Reward
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Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

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Achievement of strategic goals

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Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
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The core link is performance measured across 5 key metrics, evaluated comprehensively within the context of our operating environment

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Core operating income

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Core operating return on equity

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Core operating return on tangible equity

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P&C combined ratio

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Tangible book value per share growth

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Total shareholder return (TSR) modifier

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Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid Our Named Executive Officers (NEOs)
The Compensation Committee considered financial, strategic and operational performance, and took into account the Company’s 2024 financial results on an absolute basis and relative to peers, which also reflected the best full-year financial performance in the Company’s history.
CEO total pay
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$29.95 million, up 7.3% vs. 2023

Other NEO total pay
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up 9.1% on average vs. 2023

Compensation Profile

Approximately 95% of the total direct compensation of our CEO and 89% of the total direct compensation of our other NEOs is variable or “at-risk.” The total direct compensation components for our CEO and other NEOs are summarized in the charts below. Further detail is provided in “2024 NEO Total Direct Compensation and Performance Summary” beginning on page 91.
When determining the final mix of pay for the CEO and other NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and to long-term rather than short-term awards, in order to better link pay and performance and to align executive awards with long-term shareholder value creation. In line with this approach, long-term equity compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
Performance-based equity awards, which cliff-vest after the end of a three-year period if certain performance criteria are satisfied, comprise 100% of the annual long-term equity award for each of our NEOs. See “How We Determine Total Direct Compensation Pay Mix — Equity Compensation” beginning on page 88 for details on our equity award criteria and vesting conditions.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

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Executive Compensation — Executive Summary
Our CEO Compensation Process

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2024:
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Executive Compensation — Executive Summary
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Committee reviews and assesses both peer groups at least annually.
2024 Financial Performance Peer Group	2024 CEO Compensation Benchmarking Peer Group

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The Allstate Corporation

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American International Group, Inc.

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CNA Financial Corporation

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The Hartford Financial Services Group, Inc.

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Liberty Mutual Holding Company Inc.*

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The Travelers Companies, Inc.

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Zurich Insurance Group**

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The Allstate Corporation

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American Express Company

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American International Group, Inc.

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Aon plc

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Bank of America Corporation

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The Bank of New York Mellon

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BlackRock, Inc.

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Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.

*
For all metrics other than TSR. Liberty Mutual Holding Company Inc. is a mutual company and has no TSR measure.

**
For TSR only. Due to Zurich Insurance Group’s adoption of IFRS 17 accounting in 2023, replacing U.S. GAAP, Zurich Insurance Group’s financial performance is no longer comparable and inclusion would distort the relative performance evaluation on metrics other than TSR. The Company and each other peer in the Financial Performance Peer Group report in accordance with U.S. GAAP.

Financial, Strategic and Operational Highlights: Why You Should Vote “For” Say-on-Pay

We highlight the following factors in support of our Board’s recommendations that you vote “FOR” our Swiss and SEC say-on-pay proposals:

Excellent financial performance for 2024, reflecting record operating results, including record earnings from each of our three primary sources of income (P&C underwriting income, investment income and life income), solid premium revenue growth, strong shareholder returns, and outstanding underlying fundamentals:

Record operating results
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Record Chubb net income and Chubb net income per share of $9.27 billion and $22.70, up 2.7% and 4.1% from 2023’s record. Excluding one-time deferred tax benefits of $1.14 billion in 2023 and $55 million in 2024 related to the enactment of Bermuda’s income tax law (Bermuda tax benefit), net income and net income per share were up 16.8% and 18.4% from 2023

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Core operating income and core operating income per share were $9.20 billion and $22.51, compared to records of $9.34 billion and $22.54 in 2023. Adjusted for the Bermuda tax benefit, 2024 core operating income and core operating income per share were records, up 11.5% and 13.0% compared to 2023

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Over the past three years core operating income has grown 65%

World-class P&C underwriting performance and a growing life insurance business
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Industry-leading P&C combined ratio of 86.6%, nearly matching 2023’s record of 86.5%. The current accident year P&C combined ratio excluding catastrophe losses was a record 83.1% compared to 83.9% in 2023

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Consolidated net premiums written of $51.47 billion, up 8.7% from 2023

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Record P&C underwriting income of $5.85 billion, up 7.1% from 2023

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Life Insurance segment income topped $1 billion, with a record $1.10 billion, up 7.3% in constant dollars from 2023

Record investment performance	• Record pre-tax net investment income and adjusted net investment income of $5.93 billion and $6.38 billion, up 20.1% and 19.3% from 2023
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Executive Compensation — Executive Summary
Strong shareholder returns and value creation
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Book and tangible book value per share increased 8.8% and 14.1%, respectively, for the year. Each were the highest year-end amounts in the Company’s history

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Return on equity (ROE) was 15.0%, core operating ROE was 13.9% and core operating return on tangible equity (ROTE) was 21.6%

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1-year and 3-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 23.9% and 14.4%; cumulative three-year TSR was 49.7%

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$3.48 billion returned to shareholders through dividends and share repurchases, while continuing to invest in our business for the future

Successfully executed on significant strategic and operational goals and initiatives, including:
Execution of business strategy
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Top and bottom-line results demonstrated the broad and diversified nature of the Company and the consistency of contributions from our businesses around the world

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Capitalized on market conditions by balancing push for growth and profitability, and maintaining underwriting discipline and excellence in customer and partner service

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Added leadership, capabilities and products: executed strategies to grow consumer lines and middle market/small commercial segments

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Advanced digitization across the globe according to plan

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Reimagined and executed investment strategies in a changing interest rate and investment environment; achieved record investment income

Advanced long-term growth initiatives
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Continued momentum in international life as business becomes a meaningful contributor to revenue and earnings, particularly as a result of successful integration of acquired Cigna businesses in the Asia-Pacific region and acquiring a controlling ownership interest of Huatai Insurance Group

Enhancement of digital, data and analytics capabilities
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Expanded data and software engineering capabilities and enhanced data center platforms in line with strategic plan

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Significant progress with launch of global data platform and ingestion implementation and use of artificial intelligence

Culture and talent management
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Successfully completed long-planned executive succession management changes, executing transition plans in North America, Overseas General, Asia and Technology & Operations

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Enhanced diversity at the executive level through merit-based hiring and promotions

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Strengthened talent pipeline through external hiring of 6,000 and internal promotions of more than 5,000, as well as employee development and skills-based training

Climate leadership
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Demonstrated industry leadership on climate issues with continued growth of Chubb Climate+ business unit to support energy security (including oil and gas) and companies engaged in developing technologies and processes to lower carbon emissions and promote climate resilience; continued development and implementation of climate underwriting criteria for responsible high-emitting industries; and led industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

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Executive Compensation — Executive Summary
Key Metrics Against Prior Year, Plan and Peers

The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR.
Overall 2024 financial results were excellent and reflect the best full-year financial performance in the Company’s history. On an absolute basis, Company performance exceeded plan on four of the five key metrics and delivered strong 1-year and 3-year TSR results. Comparisons to prior year results on core operating income, core operating ROE and core operating ROTE are impacted by the $1.14 billion favorable impact in 2023 from the Bermuda tax benefit; adjusted for the benefit in 2023 and 2024, the Company’s 2024 results on core operating income and core operating ROE exceeded prior year, and core operating ROTE was 0.1 point below 2023’s record.
On average across the key metrics, our performance relative to the Financial Performance Peer Group was at the 66th percentile when adjusted for the Bermuda tax benefit and the 58th percentile on a reported basis. Further information on each of the metrics is below.
Core operating income	$9.20B
Core operating income exceeded plan, but was slightly below prior year on a reported basis due to the Bermuda tax benefit. Adjusted for the Bermuda tax benefit, core operating income substantially exceeded prior year by 11.5% and was a record. Core operating income growth was at the 40th percentile of the Financial Performance Peer Group adjusted for the Bermuda tax benefit and last on a reported basis, although our placement was distorted by one of our peers having minimal core operating income in 2023 and more normalized results in 2024.

P&C combined ratio	86.6%
P&C combined ratio relative performance was better than that of every company in the Financial Performance Peer Group (100th percentile). Absolute performance beat plan but was 0.1 point higher than 2023’s record. Our 2024 current accident year P&C combined ratio excluding catastrophe losses was a record 83.1%.

Core operating return on equity (ROE)	13.9%
Core operating ROE results exceeded plan. Results exceeded prior year when adjusted for the Bermuda tax benefit but were below prior year on a reported basis. Relative performance was at the 48th percentile of the Financial Performance Peer Group on both a reported basis and adjusted for the Bermuda tax benefit.

Core operating return on tangible equity (ROTE)	21.6%
Core operating ROTE results exceeded plan. Results were below prior year on a reported basis, and 0.1 point below prior year’s record when adjusted for the Bermuda tax benefit. Relative performance was at the 80th percentile of the Financial Performance Peer Group on both a reported basis and adjusted for the Bermuda tax benefit.

Tangible book value per share growth	14.1%
Tangible book value per share growth relative performance was at the 60th percentile of the Financial Performance Peer Group, and results were below plan and prior year. Tangible book value per share growth exceeded plan and prior year when excluding accumulated other comprehensive income, which eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement.

Total shareholder return	23.9% 1-year 14.4% 3-year
Our 1-year and 3-year annualized TSR were at the 20th (5.3 percentage points from median) and 32nd percentiles (2.7 percentage points from median), respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 49.7%.

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Executive Compensation — Executive Summary
2024 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2024 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.
When deciding 2024 variable pay for the CEO and other NEOs, including both cash bonuses and long-term equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove the Company’s outstanding overall performance described above in “Financial, Operational and Strategic Highlights: Why You Should Vote ‘For’ Say-on-Pay” and “Key Metrics Against Prior Year, Plan and Peers”. Compensation decisions reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts.
As a result, the Compensation Committee determined to increase the CEO’s variable compensation for 2024. The CEO’s annual cash bonus was set at $9.5 million. The long-term equity award was set at $18.85 million. The Committee also reinforced the alignment of the CEO’s compensation with long-term Company performance, as 100% of the annual equity award is subject to performance-based vesting. The Committee believes that requiring the entirety of the CEO’s equity awards to vest, if at all, depending on Company performance more closely aligns the pay of our CEO with long-term Company financial performance and the creation of shareholder value. The Committee further determined not to increase the CEO’s base salary. Further details on the compensation decisions for the CEO as well as the other NEOs are described in “2024 NEO Total Direct Compensation and Performance Summary” beginning on page 91.

Compensation Program Overview

Our Compensation Philosophy

We structure our compensation programs to fairly compensate our management and to enhance shareholder value. We closely align our executive compensation program and practices with the interests of our shareholders.
Our compensation practices balance long-term and short-term awards. We seek to closely link pay to Company performance. We believe this encourages business decision-making aligned with the long-term interests of the Company and our shareholders, without encouraging or rewarding excessive risk. We also vary and adjust our compensation structure and components to support the human resource requirements of our business in all the markets, globally, in which we operate.
Our goal is to attract and retain highly qualified executives who are talented, experienced, disciplined, motivated and of the highest integrity. We compete for talent with property and casualty insurers, specialty insurers, life insurers, and financial services companies worldwide. Given the complexity and global nature of our business, as well as the enhanced responsibilities for our executives resulting from the size and scale of our business, our compensation practices must enable us to attract and retain the highest caliber executives with specific capabilities such as knowledge of international insurance markets and the ability to effectively manage teams and organizations in multiple geographies around the world. We strive to develop and administer compensation practices that enable us to retain and motivate top talent in the markets in which we operate while, at the same time, administering integrated compensation practices for our employees globally.
Given our excellent business performance and industry reputation, we are a potential source of talent for competing companies. This has made retention of our executives and other employees even more challenging and continues to be a critical priority.
Components of Total Direct Compensation

Each NEO has a total direct compensation opportunity that we deliver through three components: base salary, annual cash bonus and long-term equity awards. We use variable compensation in combination with base salary to provide an overall compensation opportunity that is closely tied to performance. For detail on each component see “How We Determine Total Direct Compensation Pay Mix”.
What We Reward: Company and Individual Performance Criteria

Our compensation practices are designed to reward both Company and individual performance, based on the following:

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Executive Compensation — Compensation Program Overview
Company Performance Criteria

Company performance is measured in absolute terms versus the financial plan as approved by the Board and prior year results, and in relative terms in comparison with the performance of companies in our Financial Performance Peer Group, across the following key metrics:
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Core operating income

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Core operating return on equity

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Core operating return on tangible equity

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P&C combined ratio

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Tangible book value per share growth

Consideration is also given to 1-year and 3-year TSR performance.
Individual Performance Criteria

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Personal contribution to both short-term and long-term business results

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Successful execution of key strategic and operational objectives

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Demonstrated leadership capability

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Demonstrated application of relevant technical expertise

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Ethical conduct, regulatory compliance and mitigation of unnecessary risk

Say-on-Pay Voting

In accordance with U.S. law and Swiss law, our shareholders will have multiple votes on executive compensation at the
Annual General Meeting. One executive compensation vote is the say-on-pay vote under U.S. SEC rules in Agenda Item 11. The other executive compensation votes (Agenda Items 10.2 and 10.3) are say-on-pay votes under Swiss law. These are described in the respective agenda items.
2024 U.S. SEC Say-on-Pay Advisory Vote and Shareholder Outreach

Although the U.S. SEC say-on-pay advisory vote is non-binding, the Compensation Committee will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. At our 2024 annual general meeting, 94.3% of the shareholders who voted on the U.S. SEC say-on-pay proposal approved the compensation of our NEOs. Similar to past years, as part of our regular shareholder outreach process, we actively engaged with our shareholders after the 2024 annual general meeting to assist our shareholders in understanding Chubb and to discuss and solicit feedback on the Company’s climate strategy, corporate governance, executive compensation and other matters. We solicited our 50 largest shareholders, representing nearly 70% of our outstanding Common Shares. For additional information, see “Corporate Governance — Shareholder Outreach.” The Compensation Committee takes into account our shareholders’ input in its consideration of compensation and disclosure matters.

Compensation Governance Practices and Policies

Stock Ownership Guidelines for Officers

We annually review our stock ownership guidelines for officers. The stock ownership guidelines are set as a multiple of annual base salary as follows:
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CEO: 7X annual base salary

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All NEOs and Chubb Group Executive Committee members (other than CEO): 4X annual base salary

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Other senior leaders and employees meeting specified career level and minimum salary requirements: 3X or 2X annual base salary (depending on level)

Ownership guidelines for all NEOs and certain other executives are mandatory. Vested and unvested stock and stock units, excluding options and unvested performance shares and performance stock units, count toward the ownership requirement. Stock and stock units are valued at the current market price of Chubb Common Shares. Also, NEOs and certain officers must retain at least 50% of all net shares acquired on the vesting of equity awards or the exercise of stock options until reaching his or her required guideline.
All of our NEOs are in compliance with our stock ownership guidelines.
Clawback Policies

We maintain compensation clawback policies covering our current and former executive officers.
In accordance with NYSE listing standards, our policy calls for the recovery of erroneously awarded incentive-based compensation (as defined in the policy) received by covered officers in the event of certain financial restatements. The procedural and implementation requirements align with those set forth in the NYSE listing standards. The amount recoverable is the amount of incentive-based compensation received by a covered officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated financial statements.

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Executive Compensation — Compensation Governance Practices and Policies
We also maintain an additional clawback policy, originally adopted in 2018, that provides for the forfeiture or recoupment of all variable compensation awards (cash bonus and equity, vested and unvested, time-based and performance-based) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct:
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materially related to a financial restatement; or

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in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.

This policy covers misconduct and compensation for executive officers before they became covered officers under the policy and prior to its adoption.
Global Restrictions on Insider Trading and Trading Chubb Securities Policy

The Company has a Global Restrictions on Insider Trading and Trading Chubb Securities Policy that applies to all executives, directors, and employees, as well as their immediate family and other covered persons. The policy addresses topics relating to restrictions or requirements on the purchase, sale and other dispositions (such as gifts) of Chubb securities. For further information see “Governance Practices and Policies that Guide Our Actions” in the Corporate Governance section of this proxy statement.
Hedging Prohibitions

The Company prohibits NEOs (as well as directors and employees) from purchasing financial instruments or otherwise engaging in transactions that hedge or offset (or are designed to have the effect of hedging or offsetting) any decrease in the market value of Chubb securities, including: short selling; short-term speculation, such as day trading; purchases and sales of options involving Chubb securities; and trading in hybrid or derivative securities based on Chubb securities, such as straddles, equity swaps or exchange funds, other than securities issued by Chubb.
Share Pledging

Since 2017 new pledging of any Chubb shares owned by executive officers (including NEOs) or directors is prohibited. This pledging policy is more restrictive than our prior policy, which prohibited executive officers (including NEOs) and directors from pledging shares in excess of their minimum shareholding requirement.
Equity Award Grants: Timing and Pricing

The Compensation Committee grants long-term equity awards annually on a predetermined schedule. The awards are approved on the day of the annual February Board of Directors meeting, with a grant date of the Monday following the meeting. The grant date is approximately three to four weeks following the public disclosure of the Company’s year-end financial results. The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
From time to time, the Compensation Committee may make off-cycle grants to officers to recognize mid-year promotions or other circumstances. Officers who join the Company after February in a given year may be granted equity awards following their start date.
The number of shares to be covered by a performance-based or time-based equity grant is the closing price of our Common Shares on the NYSE on the grant date. For option grants, the option exercise price is the closing price of our Common Shares on the grant date. To determine the number of shares for an option award, we use a notional Black-Scholes option value of 25% of the stock price, calculated in each case at the time that we granted the option.
One of our NEOs was granted stock options in February 2024 as part of the regularly scheduled annual equity award grant. The grant date was one business day following the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Please see the “Grants of Plan-Based Awards” section of this proxy statement for additional tabular information with respect to this stock option grant.
Equity Award Vesting—Change in Control and Termination of Employment

Each year the Compensation Committee reviews the equity award vesting criteria for Executive Management and NEOs. All grants to members of Executive Management and our NEOs are subject to double-trigger vesting upon a change in control.
Equity awards also vest if a recipient’s termination of employment occurs by reason of death or disability. Continued vesting requires uninterrupted employment with the Company unless the Compensation Committee (by recommendation from the CEO) exercises its discretion and grants continued vesting in unvested equity in connection with an employee’s separation from the Company. Also, upon reaching age 62 and having 10 years of service, employees who retire from the Company in good standing will be granted continued vesting without requiring Compensation Committee approval, except that the Compensation Committee may cancel the Premium Award portion of a PSU or PSA award to a retirement-eligible executive who departs the Company within six months of the grant date without appropriate notice.
Benefits and Perquisites

NEOs automatically participate in Company-sponsored qualified retirement plans. They are also eligible to participate

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Executive Compensation — Compensation Governance Practices and Policies
in Company-sponsored nonqualified deferred compensation plans. Under the nonqualified deferred compensation plans, the NEOs may elect to defer annual base salary, annual cash bonus, and stock unit awards, and direct those deferrals to a list of investment options, to the extent permissible under applicable tax laws and the applicable nonqualified deferred compensation plan.
Our NEOs do not participate in any Company-sponsored defined benefit plans.
We do not consider perquisites as part of total direct compensation. Policies and practices regarding perquisites are discussed in footnote 3 of the Summary Compensation Table.
Impact of Tax Treatments on Compensation

Prior to 2018, Internal Revenue Code (the Code) Section 162(m) limited the deductibility of annual compensation in excess of $1 million paid to “covered employees” (as defined by the Code) of the Company unless the compensation satisfied an exception, such as the exception for performance-based compensation. The 2017 U.S. Tax Cuts and Jobs Act (the Tax Reform Act) was enacted, which, among other things, repealed the performance-based compensation exception and expanded the definition of covered employees.
As a result, all compensation in excess of $1 million paid to covered employees (as defined in the Tax Reform Act), which includes our NEOs, is no longer deductible by the Company even if such compensation is performance-based compensation (except as provided pursuant to a transition rule).
Regardless of the elimination of the Section 162(m) exception for performance-based compensation, the Compensation Committee continues to consider and closely link executive compensation to Company performance in the design of our executive compensation program, as deductibility is not the sole factor used in determining appropriate levels or methods of compensation.
Impact of Accounting Treatment

The Company accounts for employee stock options, other stock-based compensation and its employee stock purchase plan in accordance with generally accepted accounting principles. For further information on stock-based compensation, see note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Relationship of Compensation to Risk

Chubb’s compensation practices take into account risk management and broadly align total compensation with the medium-term and long-term financial results of the Company. The key objectives of our compensation program for executives are to:
(1) emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance;
(2) assure that executives do not take imprudent risks to achieve compensation goals; and
(3) provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.
Sound corporate governance through the institution or prohibition of certain policies and practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, contribute to these key objectives.
Annual Board Committee Review of Executive Compensation Practices

The Chair of the Compensation Committee meets annually with the Risk & Finance Committee of the Board of Directors to conduct a risk assessment of our executive compensation practices and discuss how specific business risks of concern to the Risk & Finance Committee are taken into account and mitigated as part of the compensation risk analysis and our compensation structure. Chubb’s management, including leaders in Legal and Human Resources, provide a risk assessment of our compensation program to the Compensation Committee for its review. Additionally, the Compensation Committee considers the following factors to be important in discouraging excessive risk taking:
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The Chubb Code of Conduct is at the heart of our corporate culture to drive every business decision our executives and employees make. The Board considers Chubb’s values-oriented culture to be a key factor in mitigating risky behavior.

•
Executive stock ownership requirements require our NEOs and other senior executives to hold substantial amounts of equity. We believe that stock ownership encourages appropriate decision-making that aligns with the long-term interests of our shareholders.

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Executive Compensation — The Relationship of Compensation to Risk

•
Clawback policies allow us to recover compensation from our current and former executive officers. See “Compensation Governance Practices and Policies—Clawback Policies” in this CD&A for further detail.

•
Our Global Restrictions on Insider Trading and Trading Chubb Securities Policy applies to executives, employees, directors and others, and requires that transactions in Chubb securities are in compliance with applicable laws as well as certain Chubb guidelines. See “Governance Practices and Policies that Guide Our Actions” in the Corporate Governance section of this proxy statement for additional information.

•
Compensation level alignment with peers is benchmarked annually to ensure consistency with peers.

•
Performance goals are set at levels that are high enough to encourage strong performance, but within reasonably attainable levels to discourage risky business strategies or actions.

•
Periodic assessment of program design by our Compensation Committee to ensure our compensation programs do not encourage excessive risk-taking and that the Company rewards strong short-, medium- and long-term performance.

Compensation Components and Their Relationship to Risk

Base salary provides a fixed level of compensation for our NEOs and represents a relatively small portion of their overall compensation. Adjustments to base salary are driven more by competitive market data for similar positions as opposed to being tied to performance or short-term financial results and are targeted to market median.
Variable pay for our NEOs in the form of annual cash bonuses and equity grants comprises the substantial majority of each NEO’s annual total compensation. For bonus-eligible officers and employees below the executive level, the cash bonus and equity grant pools available for distribution within each operating unit during the annual compensation cycle are based on a blend of overall Company performance and operating unit performance, as defined by a range of metrics taking into account short-term, medium-term and long-term results on both a relative and absolute basis.
Cash bonuses are determined primarily by the prior calendar year’s results on key financial performance metrics as measured against a defined group of industry peers, prior year performance and Board-approved plan, as well as individual performance. These financial metrics are core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. These specific financial performance metrics, taken together, have been selected in part because they encourage sound business decision-making and measure the creation of both short- and long-term enterprise value.
Equity awards deliver the remainder—and typically the majority—of each NEO’s total compensation. Awards are determined based on the same criteria as cash bonuses. The types of equity awards are:
•
Performance-based equity awards (performance stock units (PSUs) and performance shares (PSAs))

•
Time-based restricted stock units (RSUs) and restricted stock awards (RSAs)

•
Stock options

The types of awards and vesting conditions are described further in “How We Determine Total Direct Compensation Pay Mix—Equity Compensation” in this CD&A.
Consequently, the majority of each NEO’s total annual compensation is directly tied to the medium-term and long-term performance of the Company. We believe that executive performance is reasonably reflected in stock price over time, or ought to be, and we do not manage the Company (nor manage our executive compensation practices) to achieve or reward short-term fluctuations or anomalies in market conditions. While stock price may be an imperfect short-term marker for executive compensation, we believe it is a reasonable long-term tool for aligning executive compensation with shareholder interests.
Performance-based equity awards comprise 100% of the annual equity award granted to each of our NEOs. Prior to the February 2025 annual grant, the President, North America Insurance’s annual equity award consisted of a mix of performance-based equity awards, time-based equity awards, and stock options.
This results in the vesting of a substantial portion of our executives’ equity awards being dependent on objectively measured operating performance (and stock price performance with respect to Premium Awards) relative to peers over a multi-year period, making a significant percentage of overall compensation subject to long-term Company outcomes relative to the competition.
Our Assessment of Compensation Risk

As part of Board risk governance, the Compensation Committee reviews the Company’s compensation structure, policies and practices to determine whether incentives arising from compensation policies or practices relating to any of our NEOs and other employees would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee and management concluded that the Company’s compensation structure, policies and practices do not create risks reasonably likely to have a material adverse effect on the Company, and confirmed that the mix of compensation types and timeframes tended to align risk-taking with medium- and long-term Company performance.

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Executive Compensation — How We Use Peer Group and Market Data in Determining Compensation
How We Use Peer Group and Market Data in Determining Compensation

The Compensation Committee recommends to the full Board, and the Board reviews and approves, the total direct compensation for the CEO. The Compensation Committee also reviews and approves or modifies the CEO’s recommendations for the total direct compensation for the other NEOs and executive officers. As part of the annual compensation review process, the Compensation Committee evaluates:
•
Each NEO’s individual compensation against compensation levels for comparable positions in the market. For our CEO, the Committee focuses on data from our CEO Compensation Benchmarking Peer Group, a group of companies with characteristics similar to us that best defines the market in which we compete for CEO talent. For our NEOs directly managing an operating unit or support function, the Committee focuses on proxy statement data and on broad survey data of insurance industry companies.

•
Company performance against the financial performance of companies in a second peer group that best defines the market in which we compete for business, which we refer to as our Financial Performance Peer Group.

How We Select, and Who is in, Our CEO Compensation Benchmarking Peer Group

For our CEO, we rely exclusively on the CEO Compensation Benchmarking Peer Group. For the other NEOs, we rely on proxy statement data and on broad survey data of other insurance companies obtained from Willis Towers Watson, Mercer and McLagan.
The Compensation Committee reviews the composition of our CEO Compensation Benchmarking Peer Group on an annual basis. The Compensation Committee’s independent executive compensation consultant assists in the annual evaluation of this group. Our CEO Compensation Benchmarking Peer Group is intended to be a group of companies that are similar to us in various ways that best define the market in which we compete for CEO talent.
The evaluation of this peer group considers multiple characteristics, such as industry relevance, market capitalization, revenues and number of business lines, to identify companies within and outside our industry to constitute a robust group of peer companies.
Our CEO Compensation Benchmarking Peer Group includes insurance companies with different primary businesses than ours and other financial services companies, which together complement the remaining property and casualty insurance companies on the list. Specifically, we include eight global insurance companies (three of which are global life/health companies and two of which are brokers) and seven global financial services companies.
Based on our size, our operational complexity (in terms of diversity of distribution channels, product and geography) and our risk profile, the Compensation Committee believes that this peer group supports more calibrated and appropriate CEO compensation decision-making than using our much smaller Financial Performance Peer Group. With few exceptions, the comparable property and casualty insurers are considerably smaller than we are. For instance, Chubb’s market capitalization as of December 31, 2024 was $110.7 billion, which is comparable to the year-end 2024 average and median market capitalizations of the CEO Compensation Benchmarking Peer Group of $118.3 billion and $77.6 billion, respectively. On the other hand, the average and median market capitalizations of applicable companies in our Financial Performance Peer Group as of the end of 2024 were approximately $46.5 billion and $47.6 billion, respectively.
Compared to peers outside the property and casualty insurer group, we may experience more volatility (particularly from catastrophe losses) and different factors impact our financial statements. Therefore these peers may have markedly different results in a given year than the Company. However, these companies’ size and complexity better match the Company’s characteristics and therefore make them suitable CEO compensation peers.
As a result of its annual review, our Compensation Committee determined to make no changes to the composition of this peer group from prior year.
2024 CEO Compensation Benchmarking Peer Group

• The Allstate Corporation • American Express Company • American International Group, Inc. • Aon plc • Bank of America Corporation • The Bank of New York Mellon • BlackRock, Inc.
•
Cigna Group

•
Citigroup Inc.

•
The Goldman Sachs Group, Inc.

•
Marsh & McLennan Companies, Inc.

•
MetLife, Inc.

•
Morgan Stanley

•
Prudential Financial, Inc.

•
The Travelers
Companies, Inc.

How We Select, and Who is in, Our
Financial Performance Peer Group

The Financial Performance Peer Group includes companies that we view as comparable to us from a business perspective and our closest direct business competitors. The Compensation Committee annually reviews the composition of the Financial Performance Peer Group, with assistance from its independent compensation consultant.
The Financial Performance Peer Group includes three companies in the CEO Compensation Benchmarking Peer Group that are considered commercial property and casualty

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Executive Compensation — How We Use Peer Group and Market Data in Determining Compensation
insurance companies. It also has four additional commercial property and casualty insurance companies that are not in the CEO Compensation Benchmarking Peer Group because of their size and ownership structure relative to the Company. We think the Financial Performance Peer Group is the most relevant peer group to compare to the financial performance of the Company on core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth, as well as TSR.
2024 Financial Performance Peer Group

• The Allstate Corporation • American International Group, Inc. • CNA Financial Corporation • The Hartford Financial Services Group, Inc.	• Liberty Mutual Holding Company Inc. (all metrics other than TSR) • The Travelers Companies, Inc. • Zurich Insurance Group (TSR only)
Starting with the 2024 financial year, the Compensation Committee determined to add Liberty Mutual Holding Company Inc. to this peer group to evaluate against on all metrics other than TSR. (Liberty Mutual is a mutual company and therefore has no TSR measure.) Additionally, prior to the 2023 financial year, Zurich Insurance Group had been a member of the peer group on all metrics. Due to Zurich’s adoption of IFRS 17 accounting standards in 2023, the Committee determined that it could evaluate Zurich on a relative basis for TSR only and not any of the other financial metrics. The Committee concluded that, on each of the other metrics, Zurich’s reported results would no longer be comparable and inclusion would distort the relative performance evaluation, as the Company and other peers report in accordance with U.S. GAAP.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
How We Determine Total Direct Compensation Pay Mix

Components of Total Direct Compensation

Each NEO has a total direct compensation opportunity that we deliver through three components: base salary, annual cash bonus and a long-term equity award. We use variable compensation in combination with base salary to provide an overall compensation opportunity that is closely tied to performance.
Total Direct Compensation

	Component	What We Reward	Target Opportunity	What It Achieves
Fixed compensation	Base salary	Closely tied to role and market.
Targeted at the median of our CEO compensation peer group (for our CEO) and industry peers and relevant compensation survey data (for our other NEOs). May fall above or below the market median based on performance, experience, time in position and other circumstances.
Provides a competitive market-based level of fixed compensation.
Variable compensation	Cash bonus
Determined in early 2025 based on 2024 performance, as measured against:
•
Company Performance Criteria;

•
Individual Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

Based on performance for each NEO, and targeted to deliver total compensation in a range that typically approximates market median to the 75th percentile.
Ties NEO pay to annual Company and individual performance.
Allows the Compensation Committee to adjust annual compensation to reflect overall Company financial performance during the prior fiscal year and the actual performance of each NEO.

Long-term equity awards
Performance-based equity awards (performance stock units (PSUs) and performance shares (PSAs)):
•
Target Awards

•
Premium Awards

If 100% of the NEO’s equity award grant is not in the form of performance-based equity, the NEO is granted a mix of performance-based equity, stock options (time-based vesting) and restricted stock awards (RSAs)/ restricted stock units (RSUs) (time-based vesting).

Determined in early 2025, based on 2024 performance, as measured against:
•
Company Performance Criteria;

•
Individual Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

The ultimate value realized from these awards is based on the Company’s stock price performance as well as, with respect to performance-based equity awards, relative tangible book value per share growth and P&C combined ratio performance over a three-year period. Premium Awards are also subject to a TSR modifier.
Based on performance for each NEO, typically 1.5 to 2.5 times the annual cash bonus to emphasize long-term performance tied to shareholder value, and targeted to deliver total compensation in a range that typically approximates market median to the 75th percentile.
The Compensation Committee uses long-term equity awards as:
•
a timely reward for recent performance, linked to multi-year future Company performance;

•
a forward-looking vehicle for retention of executive talent due to the multi-year vesting schedule;

•
an important driver of long-term performance and risk management; and

•
a key link for aligning shareholder and executive interests.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
When both Company and individual performance are considered outstanding, NEOs have the opportunity to achieve total direct compensation that approximates the 75th percentile for comparable positions in the CEO Compensation Benchmarking Peer Group (for the CEO) and broader industry peers (for other NEOs). The Compensation Committee considers the opportunity to achieve or exceed the 75th percentile for outstanding performance appropriate because of the high performance expectations to which our Company executives are held, the prevailing competition for talent within our CEO Compensation Benchmarking Peer Group and industry, and the ambitious financial goals of the Company, which the Board reviews and approves each year.
Equity Compensation

A summary of the vesting schedule for performance-based equity awards (PSUs/PSAs), time-based restricted stock (RSUs/RSAs), and stock options is below. PSUs and RSUs carry the same vesting criteria and schedule as PSAs and RSAs. Shares are not issued for PSUs or RSUs until vesting (unless settlement is further deferred at the executive’s election), while PSAs and RSAs are issued shares at grant but subject to forfeiture if the shares do not vest. The annual equity awards granted to NEOs in February 2025 (for 2024 performance) consisted entirely of performance-based equity awards. One of our NEOs was granted a mix of performance-based equity awards, time-based restricted stock and stock options in February 2024 (for 2023 performance).
Type of Award	Vesting Period
PSUs and PSAs (performance-based vesting)	Cliff vest at end of a 3-year performance period if established performance criteria are met
RSUs and RSAs (time-based vesting)	Evenly over a 4-year period from date of grant
Stock options (time-based vesting)	Evenly over a 3-year period from date of grant (10-year exercise period)
Performance-Based Equity Award Criteria and Vesting

To determine whether PSUs and PSAs vest, we compare our performance on a relative basis to our Financial Performance Peer Group. Our performance criteria tie the three-year cliff vesting of these awards to specified relative performance targets, namely our tangible book value per share growth (70% weighting) and P&C combined ratio (30% weighting). If performance exceeds the 75th percentile, relative TSR is then measured to determine the additional number of Premium Awards that will vest.
We selected tangible book value per share growth and P&C combined ratio as metrics for our performance-based equity award plan because they are strong indicators of growth in shareholder value and underwriting profitability for a commercial property and casualty insurer and common financial performance measures for companies in our industry. While tangible book value per share growth and P&C combined ratio are also included among the key financial metrics used to determine annual variable compensation (in the form of an annual cash bonus and long-term equity awards), these two measures are evaluated differently for performance-based equity vesting purposes. For the determination of annual variable compensation, these metrics are considered along with other metrics, as well as TSR, on an annual basis against prior year, plan and peers. For the determination of PSU and PSA vesting, the two metrics are evaluated only on a relative basis against peers over a three-year time horizon.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Performance-Based Equity Awards—Target Awards and Premium Awards

PSUs and PSAs each have two components: Target Awards and Premium Awards. The performance measurement and vesting requirements for each component as granted to our NEOs are summarized below. Any Target Awards and Premium Awards earned cliff-vest at the end of the three-year performance period.

| Performance Measurement | Performance Result | Target Awards Vested |
| --- | --- | --- |
| Weighted average of:<br>– Tangible book value per share growth (70%)<br>– P&C combined ratio (30%)<br>TSR modifier if Performance Result exceeds 75th percentile<br>Measured against Financial Performance Peer Group during the three-year performance period | Less than or equal to 25th percentile | None |
| | Exceeds 25th percentile but does not meet or exceed 50th percentile | Target Award multiplied by a percentage determined by straight-line interpolation between 50% and 100% based on the percentile of Performance Result achieved between 25 and 50 |
| | Meets or exceeds 50th percentile | 100% |

If the three-year Performance Result meets or exceeds the 50th percentile, a Premium Award of additional shares, over and above the Target Award (up to a maximum of 100% of the Target Award), will be earned as follows:

| Performance Result | Relative TSR Result | Premium Awards Vested |
| --- | --- | --- |
| Meets or exceeds 50th percentile but does not exceed 75th percentile | N/A | Premium Award multiplied by a percentage determined by straight-line interpolation between 0% and 85%, based on the percentile of Performance Result achieved between 50 and 75 |
| Exceeds 75th percentile | Does not meet or exceed 55th percentile | 85% |
| Exceeds 75th percentile | Meets or exceeds 55th percentile | 100% |

Independent Verification of Performance Criteria

We have retained Ernst & Young Ltd. (EY), an independent public accounting firm, to verify the calculations of our performance criteria for the vesting of performance-based equity awards and to prepare a report on its findings.
Our Compensation Committee reviews the report prepared by EY and, based on that report, formally confirms whether, and to what extent, the performance criteria were met for the particular vesting period and how many, if any, awards vested as a result.
In May 2024, the Compensation Committee certified that Target Awards granted in 2021 earned a Premium Award of 100% (totaling 65% of the Target Award) following completion of the three-year cumulative performance period.
Issuance Criteria for Target Awards and Premium Awards

PSUs. NEOs granted PSUs are entitled to receive Common Shares representing Target Awards and Premium Awards in the future. Common Shares underlying PSUs are issued when the Compensation Committee certifies that performance criteria were met for the corresponding performance period. NEOs and other participating executives have the option to further defer settlement of shares representing vested PSUs pursuant to the Company’s deferred stock unit plan.
PSAs. Common Shares representing PSA Target Awards and Premium Awards are issued on the grant date. The awards are subject to forfeiture if applicable performance criteria are not met. Shares vest upon certification by the Compensation Committee that performance criteria were met for the corresponding performance period.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
The Compensation Committee lacks discretion to increase the vesting of any performance-based equity award other than what was achieved based on actual performance. The Committee’s analysis of performance metrics for all performance-based equity awards may take into account the effect of any extraordinary transaction (including acquisitions, dispositions, extraordinary investments and extraordinary share purchases) on tangible book value and the combined ratio of the Company and peer companies during the applicable performance measurement period. This permits the Committee to ensure that executives are not unduly penalized or enriched for taking actions that it determines are in the best interests of the Company.

How We Determine and Approve NEO Compensation

Role of the Compensation Committee

The Compensation Committee recommends to the Board and the Board approves the CEO’s total direct compensation. The Compensation Committee meets in executive sessions, with no management present, to evaluate the performance and determine a recommendation to the full Board for the total direct compensation of the CEO.
The CEO makes recommendations for the total direct compensation of each of the other NEOs. The Committee discusses these recommendations with the CEO along with a review of the performance of each NEO as assessed by the CEO. The Committee then approves or recommends modifications to the total direct compensation for each NEO, as appropriate.
Role of Independent Consultant in Advising the CEO and Compensation Committee on NEO Compensation Determinations
The Compensation Committee directly retains an independent compensation consultant to assist management in the collection and analysis of relevant market data, including compensation and financial performance data for our CEO Compensation Benchmarking and Financial Performance Peer Groups. The consultant also provides compensation benchmarking for the positions held by our NEOs for consideration by the CEO and the Compensation Committee.
In addition, the Compensation Committee retains the consultant to assist it with respect to the compensation of the CEO. The consultant meets directly with the Compensation Committee to review Company performance and the performance of the CEO, and provides guidance on CEO compensation in the form of proposed compensation ranges for the annual cash bonus and long-term equity award. The consultant also facilitates discussion, reviews peer groups and provides guidance on current trends in executive compensation practices, in general, and CEO compensation practices, specifically. The Compensation Committee has the authority to retain and terminate any compensation consultant and to approve their fees and other retention terms.
Farient Advisors LLC has been retained directly by the Compensation Committee as its independent compensation consultant. Farient also provides director compensation-related market data and analysis to the Compensation Committee.
Role of the Global Human Resources Officer in Advising the CEO and Compensation Committee on NEO Compensation Determinations
Our Global Human Resources Officer further supports the CEO and the Compensation Committee in assembling external market data as prepared by the independent compensation consultant, gathering and assembling internal compensation information, acting as liaison with the compensation consultant, and assisting the CEO and the Compensation Committee in further compensation analysis.

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Executive Compensation — 2024 NEO Total Direct Compensation and Performance Summary
2024 NEO Total Direct Compensation and Performance Summary

Below we provide a summary of each of our NEOs’ total direct compensation and an overview of their 2024 performance relative to achieving our annual and long-term performance goals.
CEO 2024 Total Direct Compensation

Evan G. Greenberg
Chairman and Chief Executive Officer
2024 Performance Summary
2024 Company performance was excellent on an absolute basis and strong relative to peers. Under Mr. Greenberg’s leadership, the Company once again delivered the best full-year financial performance in its history, reflecting records for operating earnings, both on an absolute and per share basis when adjusted for the deferred tax benefit related to a 2023 Bermuda income tax law; record income from each of our three primary sources of earnings (P&C underwriting, investment and life income); a world-class P&C combined ratio; and strong shareholder value creation and returns through return on equity, tangible book value per share growth, dividends and share repurchases.
Our underlying fundamentals were also outstanding. Net premiums written delivered another year of solid growth. We also improved underwriting margins, and the balance sheet is in excellent shape. All divisions of the Company and major geographies contributed to the Company’s results. The Company’s financial results, size and breadth of product offerings provided the opportunity to build and improve upon an outstanding 2023, capitalize on market conditions, and return capital to shareholders while maintaining strong capital levels for risk and future opportunity.
In addition, the Company executed on its strategic and operational goals. These included progressing on its digital and technological transformation plans, successfully integrating acquired companies, and further diversifying by geography, product, customer segment and distribution channel. The Company also completed executive succession and transition plans for key positions, strengthened its talent pipeline through both external hiring and internal promotion, and continued to enhance diversity at the executive level through merit-based hiring and promotion. The Company additionally further demonstrated its industry leadership in addressing climate change and supporting the transition to a low-carbon future through substantive actions and strategies.
The following were relevant to the Compensation Committee’s considerations in developing its CEO compensation recommendations for 2024:
Financial Performance

•
Core operating income and core operating income per share were $9.20 billion and $22.51. Adjusted for the Bermuda tax benefit, core operating income and core operating income per share were records, up 11.5% and 13.0% compared to 2023
•
Over the past three years core operating income has grown 65%

•
Industry-leading P&C combined ratio of 86.6%, a tenth of a point shy of 2023’s Company record of 86.5%. The current accident year P&C combined ratio excluding catastrophe losses was a record 83.1% in 2024

•
Consolidated net premiums written of $51.47 billion, up 8.7% from 2023

•
Record P&C underwriting income of $5.85 billion, up 7.1% from 2023

•
Life Insurance segment income topped $1 billion, with a record $1.10 billion, up 7.3% in constant dollars from 2023

•
Record adjusted net investment income of $6.38 billion, up 19.3% from 2023

Shareholder Value

•
Return on equity (ROE) was 15.0%, core operating ROE was 13.9% and core operating return on tangible equity (ROTE) was 21.6%

•
Tangible book value per share increased 14.1% for the year and was the highest year-end amount in the Company’s history

•
1-year and 3-year annualized TSR were 23.9% and 14.4%, respectively; cumulative three-year TSR was 49.7%

•
$3.48 billion returned to shareholders through dividends and share repurchases, while continuing to invest in our business for the future

Strategic and Operational Accomplishments

Under the leadership of Mr. Greenberg, Chubb achieved key strategic and operational objectives in 2024, including:
•
Top and bottom-line results demonstrated the broad and diversified nature of the Company and the consistency of contributions from our businesses around the world

•
Capitalized on market conditions by balancing push for growth and profitability, and maintaining underwriting discipline and excellence in customer and partner service

•
Added leadership, capabilities and products: executed strategies to grow consumer lines and middle market/small commercial segments

•
Advanced digitization across the globe according to plan

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Executive Compensation — 2024 NEO Total Direct Compensation and Performance Summary
•
Reimagined and executed investment strategies in a changing interest rate and investment environment; achieved record investment income

•
Continued expansion in international life as business becomes a meaningful contributor to revenue and earnings, particularly as a result of successful integration of acquired Cigna businesses in the Asia-Pacific region and acquiring a controlling ownership interest of Huatai Insurance Group

•
Expanded data and software engineering capabilities and enhanced data center platforms in line with strategic plan

•
Significant progress with launch of global data platform and ingestion implementation and use of artificial intelligence

•
Successfully completed long-planned executive succession management changes, executing transition plans in North America, Overseas General, Asia and Technology & Operations

•
Enhanced diversity at the executive level through merit-based hiring and promotions

•
Strengthened talent pipeline through external hiring of 6,000 and internal promotions of more than 5,000, as well as employee development and skills-based training

•
Demonstrated industry leadership on climate issues with continued growth of Chubb Climate+ business unit to support energy security (including oil and gas) and companies engaged in developing technologies and processes to lower carbon emissions and promote climate resilience; continued development and implementation of climate underwriting criteria for responsible high-emitting industries; and led industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

Compensation Committee Decisions
The extensive Company Performance Criteria and Individual Performance Criteria used to evaluate Mr. Greenberg’s compensation are detailed in the sections “Our CEO Compensation Process” on page 76 and “What We Reward: Company and Individual Performance Criteria” on page 80. Consistent with those criteria, in determining CEO compensation the Compensation Committee considered the financial performance of the Company on an absolute basis and relative to peers, as well as underlying core performance, the Company’s performance on the non-financial goals, and the CEO’s individual performance.
Following its analysis and discussion of the Company’s results and performance, and in consideration of and evaluation against the compensation levels of our CEO Compensation Benchmarking Peer Group, the Compensation Committee concluded that it was fair and appropriate to increase Mr. Greenberg’s variable compensation for 2024. The Committee also further reinforced the alignment of compensation for Mr. Greenberg with Company performance by delivering 100% of the annual equity award in the form of performance-based equity awards. The Committee determined to increase Mr. Greenberg’s compensation by 7.3% compared to 2023. In doing so, the long-term equity award was increased by 8.6% to $18.85 million, and his annual cash bonus was increased by 5.6% to $9.5 million. The Committee also determined to keep Mr. Greenberg’s base salary unchanged for 2025.

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Executive Compensation — 2024 NEO Total Direct Compensation and Performance Summary
Other NEO 2024 Total Direct Compensation

Peter C. Enns
Chief Financial Officer
Mr. Enns has executive responsibility for managing all aspects of Chubb’s financial organization. Corporate units under his management include accounting and financial reporting, investment management, treasury, actuarial and tax.
2024 Performance Criteria
Mr. Enns’ compensation was based on overall Company performance, against both financial and strategic objectives, and his individual performance as the Company’s CFO, which was evaluated in terms of his execution of a wide and complex set of financially-oriented objectives related to the balance sheet and income statement. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was increased 11.1%

•
Annual cash bonus was increased 7.3%

•
Long-term equity award was increased 8.8%

•
2024 total direct compensation was increased 7.1%

John W. Keogh
President and Chief Operating Officer
Mr. Keogh has executive responsibility for managing the Company’s property and casualty and accident and health insurance operations globally, including the Company’s two principal business segments: North America Insurance and Overseas General Insurance.
2024 Performance Criteria
Mr. Keogh’s compensation was based on overall Company performance, against both financial and strategic objectives, and his strategic leadership of Chubb’s general insurance business units as well as the product, underwriting, claims and support functions globally. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 12.7%

•
Long-term equity award was increased 11.5%

•
2024 total direct compensation was increased 10.9%

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Executive Compensation — 2024 NEO Total Direct Compensation and Performance Summary

John J. Lupica
Vice Chairman; Executive Chairman, North America Insurance
Mr. Lupica has executive oversight, including strategy, governance and attention to major issues, of Chubb’s general insurance business in the United States, Canada and Bermuda (North America), including commercial P&C, personal lines, agriculture, and accident and health insurance. Until July 1, 2024, Mr. Lupica was President of North America Insurance.
2024 Performance Criteria
Mr. Lupica’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Lupica’s direct management, as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 10.1%

•
Long-term equity award was increased 5.6%

•
2024 total direct compensation was increased 6.6%

Juan Luis Ortega
President, North America Insurance
Mr. Ortega has executive operating responsibility for all Chubb general insurance business in North America, including commercial P&C, personal lines, agriculture, and accident and health insurance. Mr. Ortega’s scope of responsibility includes all products, underwriting, marketing and sales, claims, actuarial and support functions related to these business lines. Until July 1, 2024, Mr. Ortega was President, Overseas General Insurance, and had responsibility for Chubb’s general insurance business in 51 countries and territories outside of North America, including commercial P&C, traditional and specialty personal lines, and accident and health insurance.
2024 Performance Criteria
Mr. Ortega’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Ortega’s direct management, as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged (Mr. Ortega’s base salary was increased to $925,000 during 2024 in connection with his role change)

•
Annual cash bonus was increased 13.6%

•
Long-term equity award was increased 12%

•
2024 total direct compensation was increased 11.4%

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Executive Compensation — 2024 NEO Total Direct Compensation and Performance Summary
2024 Total Direct Compensation—Supplemental Table

Each February, the Compensation Committee and the Board of Directors approve compensation for each NEO including any adjustments to base salary, and, in recognition of prior calendar year’s performance, a cash bonus and long-term equity award. The long-term equity award consists entirely of performance-based equity awards for each of the NEOs.
The key compensation components for each of our NEOs as considered by the Compensation Committee are summarized in the supplemental table below. The totals and the equity award values do not directly correlate to what is ultimately reported in the Summary Compensation Table in accordance with SEC rules (for example, the equity award column below reflects February 2025 grants for 2024 performance, while the Summary Compensation Table reflects grants made during 2024).
2024 Named Executive Officers Compensation—Supplemental Table
Name and Title/Business Unit	Salary1	Cash Bonus	Long-Term Equity Award	Total Direct Compensation
Evan G. Greenberg Chairman and Chief Executive Officer	$1,600,000	$9,500,000	$18,850,000	$29,950,000
Peter C. Enns2 Chief Financial Officer	$900,000	$1,893,000	$3,400,000	$6,193,000
John W. Keogh President and Chief Operating Officer	$1,200,000	$3,769,000	$8,750,000	$13,719,000
John J. Lupica Vice Chairman; Executive Chairman, North America Insurance	$975,000	$3,413,000	$5,625,000	$10,013,000
Juan Luis Ortega President, North America Insurance	$881,731	$1,875,000	$2,800,000	$5,556,731

1
Reflects total base salary paid in 2024.

2
Mr. Enns’ base salary was increased for 2025 from $900,000 to $1,000,000.

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Executive Compensation — Summary Compensation Table
Summary Compensation Table

The following table sets forth NEO compensation for 2024, 2023 and 2022.
Name and Principal Position	Year	Salary	Bonus	Stock Awards1	Option Awards2	All Other Compensation3	Total
Evan G. Greenberg Chairman and Chief Executive Officer	2024	$1,600,000	$9,500,000	$17,350,017	—	$1,688,077	$30,138,094
	2023	$1,550,000	$9,000,000	$15,650,006	—	$1,461,311	$27,661,317
	2022	$1,400,000	$7,700,000	$11,625,143	$3,022,290	$1,404,637	$25,152,070
Peter C. Enns Chief Financial Officer	2024	$900,000	$1,893,000	$3,125,103	—	$320,469	$6,238,572
	2023	$895,385	$1,764,000	$2,600,199	—	$294,501	$5,554,085
	2022	$880,000	$1,528,000	$1,800,027	$467,971	$252,138	$4,928,136
John W. Keogh President and Chief Operating Officer	2024	$1,200,000	$3,769,000	$7,850,091	—	$612,272	$13,431,363
	2023	$1,176,923	$3,343,000	$7,000,199	—	$560,989	$12,081,111
	2022	$1,088,462	$3,084,000	$5,250,013	$1,364,909	$525,036	$11,312,420
John J. Lupica Vice Chairman; Executive Chairman, North America Insurance	2024	$975,000	$3,413,000	$5,325,137	—	$609,519	$10,322,656
	2023	$969,231	$3,100,000	$5,000,142	—	$561,533	$9,630,906
	2022	$938,461	$2,814,000	$3,750,123	$974,946	$552,480	$9,030,010
Juan Luis Ortega President, North America Insurance	2024	$881,731	$1,875,000	$1,875,368	$714,045	$618,127	$5,964,271
	2023	$838,462	$1,650,000	$1,713,858	$628,431	$676,099	$5,506,850

1
This column discloses the aggregate grant date fair value of stock awards granted during the year. This column includes time-based restricted stock awards (RSUs/RSAs) as well as performance-based equity awards (PSUs/PSAs) for which the target amount is included (Target Award). For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.” Additional detail regarding stock awards made in 2024 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement, and for further information on stock-based compensation, see note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Assuming the highest level of performance is achieved, which would result in Premium Award vesting of (i) 100% of the Target Award granted in 2024 and 2023 and (ii) 65% of the Target Award granted in 2022 (i.e., all Target Awards and Premium Awards), the aggregate grant date fair value of the stock awards set forth in the table above would be:

	2024	2023	2022
Evan G. Greenberg	$34,700,034	$31,300,012	$19,181,516
Peter C. Enns	$6,250,206	$5,200,398	$2,677,550
John W. Keogh	$15,700,182	$14,000,398	$8,662,581
John J. Lupica	$10,650,274	$10,000,284	$6,187,643
Juan Luis Ortega	$3,281,830	$2,999,251	—
The Target Awards granted in 2021 met relevant performance criteria and cliff-vested in 2024 as scheduled. Target Awards granted to NEOs in 2021 earned a Premium Award of 100% (65% of the Target Awards granted) based on Cumulative Performance exceeding the 75th percentile and three-year TSR meeting or exceeding the 55th percentile. The table below shows the value realized on vesting of those Premium Awards at the respective three-year anniversary dates for the 2021, 2020 and 2019 grants. The Target Awards granted to NEOs in 2020 and 2019 earned a Premium Award of 100% (65% of the Target Award).
	2021 Grant Vested in 2024	2020 Grant Vested in 2023	2019 Grant Vested in 2022
Evan G. Greenberg	$10,568,977	$6,541,216	$6,962,921
Peter C. Enns	$996,479	—	—
John W. Keogh	$4,070,941	$2,217,274	$2,130,732
John J. Lupica	$2,763,758	$1,368,439	$1,723,575
Juan Luis Ortega	$822,188	$465,297	—

2
This column discloses the aggregate grant date fair value of stock option awards granted during the year. Option values are based on the grant date fair market value computed in accordance with FASB ASC Topic 718. For further information on stock options, see note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Additional detail regarding stock option awards made in 2024 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement.

96	Chubb Limited 2025 Proxy Statement

Executive Compensation — Summary Compensation Table
3
As detailed in the table below, this column includes perquisites and other personal benefits, consisting of the following:

•
Perquisites including retirement plan contributions, personal use of corporate and chartered aircraft, personal use of Company apartment, and miscellaneous other benefits detailed below.

–
We calculate our incremental cost for personal use of corporate and chartered aircraft based on our variable operating costs, including fuel, crew travel, landing/ramp fees, catering, international handling and deadhead flights. We include in this table amounts for personal use of corporate aircraft by all NEOs who make personal use of the corporate aircraft, less amounts reimbursed in accordance with applicable FAA regulations. Mr. Greenberg may reimburse the Company for his personal use of corporate aircraft pursuant to an Aircraft Time Sharing Agreement, and such reimbursed amounts are not perquisites and are not included in the table below. For additional information on this agreement, see page 67 of this proxy statement. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. For all other NEOs, personal use of the corporate aircraft was limited to space available on normally scheduled management business flights.

–
Other personal benefits including housing allowance.

–
We do not pay tax reimbursements or gross-ups to our NEOs, except that, in 2023 and through July 2024, Mr. Ortega received certain tax reimbursements as part of his employment package established when his prior role was based outside the U.S. and prior to becoming an executive officer. Mr. Ortega no longer receives any tax reimbursements or gross ups.

–
Our contributions to retirement plans consist of matching and non-contributory employer contributions for 2024, 2023 and 2022.

Name	Year	Housing Allowance	Private Aircraft Usage	Misc. Other Benefits1	Tax Reimbursements	Retirement Plan Contribution
Evan G. Greenberg	2024	—	$299,505	$116,572	—	$1,272,000
	2023	—	$298,363	$52,948	—	$1,110,000
	2022	—	$302,815	$33,822	—	$1,068,000
Peter C. Enns	2024	$144,000	—	$95,469	—	$81,000
	2023	$144,000	—	$69,916	—	$80,585
	2022	$144,000	$107	$28,831	—	$79,200
John W. Keogh	2024	—	—	$67,112	—	$545,160
	2023	—	—	$49,678	—	$511,311
	2022	—	$165	$36,644	—	$488,227
John J. Lupica	2024	—	—	$120,519	—	$489,000
	2023	—	—	$107,545	—	$453,988
	2022	—	$917	$120,948	—	$430,615
Juan Luis Ortega	2024	$108,000	—	$146,601	$59,718	$303,808
	2023	$108,000	—	$107,519	$184,165	$276,415

1
This column consists of the following: (i) for Mr. Greenberg, use of corporate apartment, executive medical coverage, long service award and matching contributions made under our matching charitable contributions program; and (ii) for all other NEOs, club memberships, financial planning, tax services, executive medical coverage, use of corporate apartment, matching contributions made under our matching charitable contributions program, car allowance or car lease and car maintenance allowance, relocation expenses, expatriate home leave and dependent education. For Mr. Enns, amounts relating to tax services were $70,605 for 2024 and $50,488 for 2023.

Employment Arrangements
Each of our NEOs receives an annual salary with the opportunity for annual discretionary short-term cash and long-term equity awards. Base salaries for NEOs are adjusted as described in Compensation Discussion & Analysis. Each NEO also receives customary executive benefits, such as participation in our current benefit and insurance plans, and certain perquisites, which may include some or all of a housing allowance, car allowance, car loan and club dues.
Other than as described herein, no material terms of offer letters entered into with any of our NEOs at the start of their employment remain in effect. Mr. Enns commenced employment with Chubb in 2021 and was appointed Chief Financial Officer effective July 1, 2021. Under the terms of Mr. Enns’s offer letter, and as a buyout or replacement of a portion of his unvested deferred cash and equity and a bonus he forfeited upon leaving his prior employer, he received a special equity grant upon joining the Company in 2021 valued at $3,680,000 in the form of $2,160,000 in time-based restricted stock, $920,000 in performance shares and $600,000 in stock options.
Furthermore, our Swiss Executive Management have entered into non-compete agreements that are described below in “Potential Payments Upon Termination or Change in Control”.
In addition, in connection with the Company’s Swiss domestication, and for the sole purpose of documentation of work that is expected to be performed in Switzerland, the Company entered into employment agreements with each member of Executive Management. These employment agreements did not change these officers’ responsibilities to the Chubb group of companies or their aggregate compensation from the Chubb group of companies. These employment agreements formally establish that
Chubb Limited 2025 Proxy Statement	97

Executive Compensation — Summary Compensation Table
these officers have responsibilities directly with Chubb Limited as a Swiss company and will receive compensation specifically for work performed in Switzerland.
These employment agreements generally specify that these officers:
•
are employees of the Swiss parent company,

•
will receive compensation allocable to such employment agreement (as opposed to compensation allocable to their work for other Chubb companies) that reflects, depending on the executive, 5% or 10% of the total compensation such officer is currently receiving, and

•
will work a portion of their time in Switzerland for Chubb Limited approximating, depending on the executive, 5% or 10% of their annual work calendar.

The Company may use the same form of employment agreement for these officers to allocate a percentage of their salaries to other subsidiaries of the Company. Certain of our NEOs’ employment terms allocate a percentage of their compensation to the US, Bermuda and Switzerland, depending on the portion of time worked in those jurisdictions.
Employee Stock Purchase Plan
We maintain a broad-based employee stock purchase plan, which gives our eligible employees the right to purchase our Common Shares through payroll deductions at a purchase price that reflects a 15% discount to the market price of our Common Shares. No participant may purchase under this plan more than 10% of the participant’s compensation in a subscription period, and no more than $25,000 in value of Common Shares in any calendar year. One of our NEOs participated in our employee stock purchase plan in 2024.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements are in furtherance of our Articles of Association that allow us to indemnify our directors and officers to the fullest extent permitted by applicable law as well as NYSE and SEC rules and regulations. The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was one of our directors or officers or is or was a director, officer, employee or agent of another entity at our request or relating to anything done or not done by the indemnitee in such a capacity, including indemnification relating to the government investigation of industry practices. The indemnification agreements provide for advancement of expenses. These agreements provide for mandatory indemnification to the extent an indemnitee is successful on the merits. The indemnification agreements set forth procedures relating to indemnification claims. To the extent we maintain general or directors’ and officers’ liability insurance, the agreements provide that the indemnitee shall be covered by such policies to the maximum extent of the coverage available for any of our directors or officers.
98	Chubb Limited 2025 Proxy Statement

Executive Compensation — Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to the NEOs during the calendar year ended December 31, 2024. Because the Compensation Committee made plan-based awards at its February 2025 meeting which it intended as compensation for 2024, we have included those grants in this table along with grants made during 2024.
		Estimated Future Payouts Under Equity Incentive Plan Awards2		All Other Stock Awards; Number of Shares of Stock or Units3	All Other Option Awards; Number of Securities Underlying Options4	Exercise or Base Price of Option Award	Grant Date Fair Value of Stock and Option Awards5
Name	Grant Date1	Target	Maximum
Evan G. Greenberg	March 3, 2025	65,070	130,140	—			$18,850,128
	February 26, 2024	68,082	136,164	—			$17,350,017
Peter C. Enns	March 3, 2025	11,737	23,474	—			$3,400,092
	February 26, 2024	12,263	24,526	—			$3,125,103
John W. Keogh	March 3, 2025	30,205	60,410	—			$8,750,086
	February 26, 2024	30,804	61,608	—			$7,850,091
John J. Lupica	March 3, 2025	19,418	38,836	—			$5,625,200
	February 26, 2024	20,896	41,792	—			$5,325,137
Juan Luis Ortega	March 3, 2025	9,666	19,332	—			$2,800,144
	February 26, 2024	5,519	11,038	1,840			$1,875,368
	February 26, 2024				9,811	$254.84	$714,045

1
As stated above, the Compensation Committee intended awards granted in February 2025 as compensation for 2024. The Compensation Committee intended awards granted in February 2024 as compensation for 2023. These awards were also disclosed in our 2024 proxy statement.

2
The terms of PSA and PSU awards, including the performance criteria for vesting, are described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.” The Target column of this table corresponds to Target Awards, and the Maximum column refers to the maximum possible Target and Premium Awards. During the restricted period, the NEOs are entitled to vote both time-based RSAs and PSA Target Awards, but not PSA Premium Awards, PSUs or RSUs. Dividends on PSAs and dividend equivalents on PSUs are accumulated and distributed only when the awards vest.

3
Time-based RSAs and RSUs vest in equal installments on the first, second, third and fourth anniversary dates of the grant.

4
Stock options vest in equal installments on the first, second and third anniversary dates of the grant.

5
This column discloses the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For all assumptions used in the valuation, see note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Additional Stock Option Grant Disclosure

As described above and in “Compensation Discussion & Analysis — Compensation Governance Practices and Policies — Equity Award Grants: Timing and Pricing”, one of our NEOs was granted stock options one business day following the date we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the 2023 10-K). The award was part of the regularly scheduled annual equity award grant to the NEOs and other eligible employees for prior year performance. In accordance with SEC regulations, the following table provides certain information about the February 2024 stock option award granted to this NEO. None of the other NEOs received a stock option award in 2024.
Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/share)	Grant date fair value of the award
Percentage change in the
closing market price of the
securities underlying the
award between the trading
day ending immediately
prior to the disclosure of
material nonpublic
information and the trading
day beginning immediately
following the disclosure of
material nonpublic
information1

Juan Luis Ortega	February 26, 2024	9,811	$254.84	$714,045	(0.46)%

1
The 2023 10-K was filed with the SEC after market close and completion of the trading day on February 23, 2024. The percentage change presented is therefore the difference between the closing price on February 23, 2024 and the closing price on February 26, 2024, the grant date. The references to material non-public information in the column heading conform to the heading set forth in the applicable SEC regulation and should therefore not be interpreted to mean that the 2023 10-K included material non-public information that was not previously publicly disclosed.

Chubb Limited 2025 Proxy Statement	99

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2024.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested1	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested1
Evan G. Greenberg	99,662*	—	$118.39	02/25/2026
	84,892*	—	$139.01	02/23/2027
	82,471*	—	$143.07	02/22/2028
	91,846*	—	$133.90	02/28/2029
	89,929	—	$150.11	02/27/2030
	81,839	—	$164.94	02/25/2031
	51,917	25,957	$199.03	02/24/2032	—	—	201,515	$55,678,595
Peter C. Enns	15,095	—	$158.99	04/01/2031
	8,040	4,018	$199.03	02/24/2032	4,525	$1,250,258	31,511	$8,706,489
John W. Keogh	34,628	—	$118.39	02/25/2026
	31,295	—	$139.01	02/23/2027
	27,970	—	$143.07	02/22/2028
	31,937	—	$133.90	02/28/2029
	34,639	—	$150.11	02/27/2030
	31,523	—	$164.94	02/25/2031
	23,447	11,722	$199.03	02/24/2032	—	—	90,740	$25,071,462
John J. Lupica	26,605	—	$118.39	02/25/2026
	23,957	—	$139.01	02/23/2027
	21,412	—	$143.07	02/22/2028
	24,269	—	$133.90	02/28/2029
	23,515	—	$150.11	02/27/2030
	21,400	—	$164.94	02/25/2031
	16,748	8,373	$199.03	02/24/2032	1,544	$426,607	63,708	$17,602,520
Juan Luis Ortega	6,504	—	$118.39	02/25/2026
	5,324	—	$139.01	02/23/2027
	5,137	—	$143.07	02/22/2028
	5,862	—	$133.90	02/28/2029
	7,994	—	$150.11	02/27/2030
	8,487	—	$164.94	02/25/2031
	7,034	3,517	$199.03	02/24/2032
	3,652	7,302	$208.60	02/23/2033
	—	9,811	$254.84	02/26/2034	4,767	$1,317,122	17,617	$4,867,577

*
Includes options to acquire Common Shares that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries. Mr. Greenberg retains the power to exercise such options in accordance with the option terms.

1
Based on the closing market price of our Common Shares on December 31, 2024 of $276.30 per share.

100	Chubb Limited 2025 Proxy Statement

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Contingent on continued employment and, in some circumstances, satisfaction of specified performance targets, the vesting dates for the awards described in the Outstanding Equity Awards at Fiscal Year End table are as follows:
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
Evan G. Greenberg	2/24/2025	25,957	—	58,409
	2/23/2026	—	—	75,024
	2/26/2027	—	—	68,082
Peter C. Enns	2/24/2025	4,018	565	6,783
	4/01/2025	—	3,396	—
	2/23/2026	—	—	12,465
	2/24/2026	—	564	—
	2/26/2027	—	—	12,263
John W. Keogh	2/24/2025	11,722	—	26,378
	2/23/2026	—	—	33,558
	2/26/2027	—	—	30,804
John J. Lupica	2/24/2025	8,373	—	18,842
	7/01/2025	—	1,544	—
	2/23/2026	—	—	23,970
	2/26/2027	—	—	20,896
Juan Luis Ortega	2/23/2025	3,651	514	—
	2/24/2025	3,517	495	5,936
	2/25/2025	—	398	—
	2/26/2025	3,271	460	—
	2/23/2026	3,651	513	6,162
	2/24/2026	—	494	—
	2/26/2026	3,270	460	—
	2/23/2027	—	513	—
	2/26/2027	3,270	460	5,519
	2/26/2028	—	460	—

1
The vesting date for the securities specified in this column is the later of (a) the “Vest Date” specified for such securities in this table and (b) the date when the Compensation Committee formally confirms vesting pursuant to the process further described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.”

Option Exercises and Stock Vested

The following table sets forth information concerning option exercises by, and vesting of restricted stock and performance share awards of, our NEOs during 2024.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise1	Number of Shares Acquired on Vesting2	Value Realized on Vesting3
Evan G. Greenberg	200,9684	$32,450,0474	105,502	$27,903,178
Peter C. Enns	—	—	13,511	$3,548,371
John W. Keogh	34,103	$4,679,222	41,221	$10,896,526
John J. Lupica	26,350	$3,810,670	29,794	$7,858,644
Juan Luis Ortega	3,921	$620,616	9,885	$2,599,863
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Executive Compensation — Option Exercises and Stock Vested
1
The value of an option is the difference between (a) the fair market value of one of our Common Shares on the exercise date and (b) the exercise price of the option.

2
Of Common Shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Target Awards on May 16, 2024: Mr. Greenberg (61,386 shares), Mr. Enns (5,787 shares), Mr. Keogh (23,645 shares), Mr. Lupica (16,052 shares) and Mr. Ortega (4,775 shares). These amounts consist of performance share awards granted in 2021, which cliff-vested at the end of the three-year anniversary. Of shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Premium Awards granted in 2021: Mr. Greenberg (39,901 shares), Mr. Enns (3,762 shares), Mr. Keogh (15,369 shares), Mr. Lupica (10,434 shares) and Mr. Ortega (3,104 shares). The Target Awards granted to NEOs in 2021 earned a Premium Award of 100% (65% of the Target Award) based on cumulative performance exceeding the 75th percentile and three-year TSR meeting or exceeding the 55th percentile. For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.”

3
The value of a performance share or share of restricted stock upon vesting is the fair market value of one of our Common Shares on the vesting date. If vesting occurs on a day on which the New York Stock Exchange is closed, the value realized on vesting is based on the closing price on the open market day prior to the vesting date.

4
Includes the exercise of 199,064 options previously transferred as a gift to entities for which adult family members of Mr. Greenberg are beneficiaries.

Nonqualified Deferred Compensation

The following table sets forth information about nonqualified deferred compensation of our NEOs.
	Executive Contributions in Last FY	Registrant Contributions in Last FY1	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE2
Evan G. Greenberg	$1,037,000	$1,237,500	$776,621	—	$19,803,065
Peter C. Enns	$67,000	$49,950	$32,745	—	$478,752
John W. Keogh	$431,300	$503,760	$974,871	—	$16,183,859
John J. Lupica	$384,500	$447,600	$2,860,441	—	$25,303,012
Juan Luis Ortega	$230,173	$262,408	$266,332	—	$2,984,355

1
The amounts shown in this column are also included in the Summary Compensation Table for 2024 in the All Other Compensation column.

2
Of the totals shown in this column, the following amounts are also included in the Summary Compensation Table for 2024, 2023 and 2022: Evan G. Greenberg ($3,351,600), Peter C. Enns ($152,585), John W. Keogh ($1,427,098), John J. Lupica ($1,256,003) and Juan Luis Ortega ($499,223).

Chubb INA Holdings LLC, a subsidiary of the Company, sponsors a total of three nonqualified deferred compensation plans in which the NEOs participate. These plans — the Chubb US Supplemental Employee Retirement Plan, the Chubb US Deferred Compensation Plan, and the Chubb Deferred Stock Unit Plan — are unfunded, nonqualified plans designed to benefit employees who are highly compensated or part of a select group of management. Chubb INA Holdings LLC sets aside assets in rabbi trusts to fund the obligations under these plans. The funding (inclusive of investment returns) of the rabbi trusts generally attempts to mirror the participants’ hypothetical earnings under each plan, where relevant.
Participants in the Chubb US Supplemental Employee Retirement Plan contribute to such plans only after their contributions to tax-qualified plans are capped under one or more Internal Revenue Code provisions. Participants in the Chubb US Deferred Compensation Plan may defer additional amounts of salary or cash bonuses with deferred amounts credited to these plans. Up to 50% of salary and up to 100% of cash bonuses are eligible for deferral under the Chubb US Deferred Compensation Plan. Participants in the Chubb Deferred Stock Unit Plan may defer vested PSU and RSU awards to the extent such awards are U.S.-allocated compensation, with deferred amounts and related dividend equivalents credited to the plan. Awards credited to the Chubb Deferred Stock Unit Plan provide participants the option to diversify credited awards into specific notional fund investment options, subject to the plan’s terms and conditions. NEOs are not treated differently from other participants under these plans.
For more information on our nonqualified deferred compensation plans, see the section of this proxy statement titled “Potential Payments upon Termination or Change in Control — Nonqualified Retirement Plans and Deferred Compensation Plans.”
102	Chubb Limited 2025 Proxy Statement

Executive Compensation — Potential Payments upon Termination or Change in Control
Potential Payments upon Termination or Change in Control

The table below contains estimates of potential payments to each of our NEOs upon termination of employment or a change in control under current employment arrangements and other compensation programs, assuming the termination or change of control event occurred on December 31, 2024. Pursuant to our Articles of Association, we entered into non-compete agreements with our Executive Management and terminated our Severance Plan with respect to Executive Management. Following the table we have provided a brief description of such employment arrangements and other compensation programs, including the non-compete agreements.
Name	Cash Severance	Medical Continuation1	Retirement Plan Continuation	Value of Accelerated & Continued Equity and Performance Awards2
Evan G. Greenberg
Separation without cause	$20,666,667	$34,249	—	$38,873,235
Change in control	—	—	—	$57,684,292
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$57,684,292
Peter C. Enns
Separation without cause	$5,256,667	$42,005	—	$6,878,951
Change in control	—	—	—	$10,267,218
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$10,267,218
John W. Keogh
Separation without cause	$9,197,333	$42,175	—	$17,466,076
Change in control	—	—	—	$25,977,221
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$25,977,221
John J. Lupica
Separation without cause	$8,168,000	$42,116	—	$12,902,545
Change in control	—	—	—	$18,676,109
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$18,676,109
Juan Luis Ortega
Separation without cause	—	—	—	—
Change in control	—	—	—	$7,161,347
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$7,161,347

1
The value of medical continuation benefits is based on the medical insurance premium rates payable by the Company and applicable to the NEOs as of year-end 2024.

2
Based on the closing market price of our Common Shares on December 31, 2024 of $276.30 per share.

The table above does not duplicate aggregate balance amounts disclosed in “Executive Compensation — Nonqualified Deferred Compensation” including amounts that may become payable on an accelerated timeline due to termination of employment or a change in control as described in “— Nonqualified Retirement Plans and Deferred Compensation Plans”.
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Executive Compensation — Potential Payments upon Termination or Change in Control
Non-Competition Agreements

Our Articles of Association specify a maximum 12-month duration and notice period for compensation-related agreements with Executive Management. In addition, the Articles permit the Company to enter into post-employment non-competition agreements with members of Executive Management for a term of up to two years after termination of employment. We entered into non-compete agreements with our Executive Management (and Mr. Lupica, who was a member of Executive Management in 2015) and terminated our Severance Plan with respect to such persons. Our Severance Plan remains in effect with respect to all other participants.
These non-compete agreements prohibit the above-mentioned executives from engaging in, or soliciting clients, customers and employees of the Company in connection with, any business competitive with the Company for a period of 24 months following termination of employment. The non-compete agreements’ restrictions take effect if the Company terminates the executive’s employment. In addition, if the termination is for reasons other than disability, gross negligence or willful misconduct, in exchange for complying with the agreement’s restrictions, and subject to the maximum limitation set forth under Swiss law, the executive will receive a payment equal to the sum of (i) two times annual base salary, (ii) two times the average of the bonuses paid to the executive for the prior three years, and (iii) an amount equal to 24 months of the Company’s portion of the health and dental premium payments. In exchange for complying with the agreement’s restrictions executives will also receive a pro rata bonus for the year of termination and 24 months of continued vesting of certain equity awards granted before the date of termination. The executives forfeit their rights to the payment and continued vesting, and they must repay amounts already paid in cash or the value of shares received through equity awards, if applicable, if they violate any provision of the non-compete agreement. The non-compete agreements also require the executive to sign a waiver and release to receive payment and continued vesting.
Nonqualified Retirement Plans and Deferred Compensation Plans

All the NEOs participate in one or more nonqualified defined contribution retirement plans or deferred compensation plans through a Chubb employer. A change in control under the current provisions of the plans discussed below will not result in a distributable event in and of itself; however, the Chubb Deferred Stock Unit Plan provides participating executives with the opportunity to make an election to receive a distribution on a change in control. Further, whether an NEO’s termination is with or without cause does not impact entitlement to benefits under any of the nonqualified plans. Below is an overview of each plan.

Chubb US Supplemental Employee Retirement Plan
This is a nonqualified retirement plan for a select group of employees who are generally higher paid.
Bermuda-based employees who are also employed by a United States employer participate in the Plan.

•
Contributions to this plan are made where Internal Revenue Code provisions limit the contributions of these employees under the Chubb US 401(k) Plan.

•
Contributions credited to this supplemental plan mirror the employee contributions and employer matching contributions that would have been made under the Chubb US 401(k) Plan and the non-discretionary 6% employer contribution that would have been made under the Chubb US 401(k) Plan but for the limits imposed by the Internal Revenue Code.

•
Vesting: Upon completion of two years of service, a participant vests in the employer contributions under this supplemental plan.

•
Distributions: After termination of employment, regardless of age or reason for termination. Distributions are generally made, or commence, if elected to be paid over more than one year, in February of the year following the participant’s termination of employment, subject to restrictions imposed by Internal Revenue Code Section 409A.

•
Chubb credits employer contributions once each year for participants employed on December 31.

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Chubb US Deferred
Compensation Plan
This is a nonqualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
Participants generally elect the time and form of payment at the same time that they elect to defer compensation. Participants may elect:

–
to receive distributions at a specified date or at termination of employment;

–
to receive distributions in the form of a lump sum or periodic payments;

–
a different distribution date and form of payment each time they elect to defer compensation. The new date and payment form will apply to the compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
The plan also credits employer contributions that would have been made or credited to the Chubb US 401(k) Plan or the Chubb US Supplemental Retirement Plan if the employee had received the compensation rather than electing to defer it, subject to the same vesting period as those plans.

Chubb Deferred Stock Unit Plan
This is a nonqualified deferred compensation sub-plan of the Chubb Limited 2016 Long-Term Incentive Plan for a select group of employees who are granted performance stock units (PSUs) or a mix of performance stock units and restricted stock units (RSUs).
PSUs and RSUs are only eligible for deferral to the extent such awards are US-allocated compensation.

•
Participants may elect to defer up to 100% of their PSU and RSU awards (and associated dividend equivalents) to the extent such awards are US-allocated compensation.

•
Participants will elect the time and form of payment at the same time that they elect to defer awards. Participants may elect:

–
to receive distributions at a specified date or at termination of employment;

–
to receive distributions in the form of a lump sum or periodic payments;

–
to receive a distribution upon a change in control; and

–
a different distribution date and form of payment each time they elect to defer new awards. The new date and payment form will apply to equity compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
Earnings or losses credited to a participant’s notional plan account are based on the performance of notional investments and any credited dividend equivalents. All amounts credited to the plan will initially be notionally invested in Common Shares. However, participants have the option to change their notional investment from Common Shares to a pre-set investment fund lineup, subject to certain limitations and timing requirements.

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Executive Compensation — Potential Payments upon Termination or Change in Control
Long-Term Equity Plans

All the NEOs participate in one or more long-term equity plans. Awards under the equity plans are generally subject to vesting, as set by the Compensation Committee as a part of each award. In general, the awards vest and are exercisable, where applicable, without regard to whether the NEO’s termination is considered with or without cause.
Awards for our NEOs and other executive officers are subject to the terms and conditions of our clawback policies. Additionally, award agreements for these officers also contain a non-solicitation provision prohibiting the officer during the year following his or her separation from Chubb from soliciting or accepting insurance or reinsurance business from Chubb’s customers, agents or brokers that the officer (or the officer’s reports) recently communicated with or had access to confidential information about, and also from soliciting or hiring any of our employees.
Generally, all options and awards vest upon termination of employment due to death or disability. An NEO is disabled for purposes of accelerating vesting when the NEO, under the relevant employer-sponsored long-term disability plan, is determined to be disabled. If the NEO is not eligible to participate in an employer-sponsored disability plan, then the Compensation Committee makes this determination by applying standards similar to those applied under a disability plan. In making these determinations, the definition of disability is modified, where necessary, to comply with Internal Revenue Code Section 409A.
Equity-based compensation for all our NEOs will vest in the event of a change of control only if we terminate the participant’s employment without cause or if the participant resigns for good reason during the six-month period immediately before a change in control or during the two-year period immediately following a change in control (double-trigger vesting).
Generally, incentive stock options must be exercised within three months of the date of termination of employment. Upon termination of employment due to death or disability, the exercise period is extended to one year following the termination of employment. Upon retirement, the exercise period for the retiree is extended so that the termination is deemed to have occurred on the ten-year anniversary of the option grant date or, if earlier, the date of the retiree’s death.
In addition, for employees who meet certain criteria, unvested awards will continue to vest after retirement. To qualify for continued vesting, employees must be at least age 62 with 10 or more years of service, retire in good standing, sign an agreement and release as presented by the Company, and, for the Premium Award portion of PSU and PSA grants, provide the Company appropriate notice when retirement occurs within six months of the grant date.
For purposes of our long-term equity plans, change in control means:
•
a person becomes a “beneficial owner” (as such term is used in Rule 13d-3 of the Exchange Act) of 50% or more of the voting stock of Chubb;

•
the majority of the Board consists of individuals other than incumbent directors (meaning the members of the Board on the effective date of the change in control); provided that any person becoming a director after that date, whose election or nomination for election was supported by three-quarters of the incumbent directors, will be considered to be an incumbent director;

•
Chubb adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb is disposed of due to a merger, consolidation or other transaction unless the shareholders of Chubb, immediately prior to such merger, consolidation or other transaction, beneficially own, directly or indirectly (in substantially the same proportion as they owned the voting stock of Chubb), all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb; or

•
Chubb combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of Chubb immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

For the purpose of this definition of change in control:
An “affiliate” of a person or other entity means a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.
“Voting stock” means capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
When determining if a change in control has occurred, where necessary, the definition of change in control is modified to comply with Internal Revenue Code Section 409A.

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U.S. SEC Pay Versus Performance Disclosure

This section sets forth the pay versus performance disclosure for the years 2020-2024 in accordance with SEC regulations. This section also includes certain non-GAAP financial measures, including core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures”.
The following sets forth the tabular pay versus performance disclosure required by SEC regulations, and includes measures that, in the Company’s assessment, are the most important financial performance measures used by the Company to link NEO “compensation actually paid” (as defined by SEC regulations) to Company performance for the most recently completed fiscal year.
Pay Versus Performance Table
Year	Summary Compensation Table total for PEO(a)	Compensation actually paid to PEO(a)(b)	Average Summary Compensation Table total for non-PEO named executive officers(a)	Average compensation actually paid to non-PEO named executive officers(a)(c)	Value of initial fixed $100 investment based on(d)		Chubb net income (in millions)	Core operating income (in millions)
					Total shareholder return	Peer group total shareholder return
2024	$30,138,094	$55,361,558	$8,989,215	$15,449,569	$194.17	$181.73	$9,272	$9,197
2023	$27,661,317	$35,703,017	$7,867,777	$9,453,265	$156.73	$142.44	$9,028	$9,337
2022	$25,152,070	$44,160,566	$8,148,565	$12,454,746	$150.44	$133.77	$5,246	$6,429
2021	$23,181,184	$42,028,742	$7,014,834	$10,960,083	$129.69	$115.42	$8,525	$5,586
2020	$20,328,167	$14,619,607	$6,700,291	$5,454,658	$101.42	$93.94	$3,533	$3,313
Additional Company Financial Performance Measures
Year	Core operating return on equity	Core operating return on tangible equity	P&C combined ratio	Tangible book value per share growth
2024	13.9%	21.6%	86.6%	14.1%
2023	15.4%	24.2%	86.5%	21.3%
2022	11.1%	17.0%	87.6%	-20.4%
2021	9.9%	15.3%	89.1%	7.6%
2020	6.2%	9.8%	96.1%	12.2%

(a)
The principal executive officer (PEO) for each year reflected in the table is Evan G. Greenberg, the Company’s Chairman and CEO. The non-PEO NEOs are John W. Keogh; John J. Lupica; Peter C. Enns (for years 2021-2024); Juan Luis Ortega (for years 2023-2024), Sean Ringsted (for year 2023); Paul J. Krump (for years 2020-2022); and Philip V. Bancroft (for years 2020-2021).

(b)
For Mr. Greenberg, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period1	Total
2024	$30,138,094	$(17,350,017)	$18,811,057	$7,775,398	$5,497,020	$10,490,006	$55,361,558
2023	$27,661,317	$(15,650,006)	$16,955,424	$423,109	$(2,704,453)	$9,017,626	$35,703,017
2022	$25,152,070	$(14,647,433)	$18,365,019	$6,082,084	$1,955,057	$7,253,769	$44,160,566
2021	$23,181,184	$(13,121,951)	$16,059,140	$7,561,095	$1,856,572	$6,492,703	$42,028,742
2020	$20,328,167	$(12,042,356)	$13,053,849	$(53,169)	$(11,308,342)	$4,641,458	$14,619,607

1
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with U.S. GAAP. For 2024, 2023, 2022, 2021 and 2020, the table reflects performance share Premium Awards granted in 2022, 2021, 2020, 2019 and 2018, respectively.

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Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
(c)
For the other NEOs, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “average compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period1	Total2
2024	$8,989,215	$(4,722,436)	$5,150,896	$2,070,807	$1,274,426	$2,686,661	$15,449,569
2023	$7,867,777	$(3,829,366)	$4,169,896	$95,118	$(494,626)	$1,644,466	$9,453,265
2022	$8,148,565	$(4,134,431)	$5,183,762	$1,497,256	$459,212	$1,300,382	$12,454,746
2021	$7,014,834	$(3,592,519)	$4,424,191	$1,545,637	$357,278	$1,210,662	$10,960,083
2020	$6,700,291	$(3,121,085)	$3,383,235	$(14,102)	$(2,435,364)	$941,683	$5,454,658

1
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with U.S. GAAP. For 2024, 2023, 2022, 2021 and 2020, the table reflects performance share Premium Awards granted in 2022, 2021, 2020, 2019 and 2018, respectively.

2
No adjustment to the change in fair value of Mr. Krump’s pension benefit for 2020, 2021 and 2022 is required because benefit accruals in the Chubb Corp. Pension Plan and Chubb Corp. Pension Excess Benefit Plan were frozen effective as of December 31, 2019.

(d)
For purposes of calculating cumulative total shareholder return (TSR) of the Company and peer group, (i) 2024 TSR is based on 2020-2024 results; (ii) 2023 TSR is based on 2020-2023 results; (iii) 2022 TSR is based on 2020-2022 results; (iv) 2021 TSR is based on 2020-2021 results; and (v) 2020 TSR is based on 2020 results. The peer group used in this table is the Company’s Financial Performance Peer Group for TSR comparative purposes described elsewhere in this proxy statement. These companies for each period presented are The Allstate Corporation, American International Group, Inc., CNA Financial Corporation, The Hartford Financial Services Group, Inc., The Travelers Companies, Inc. and Zurich Insurance Group. The TSR of each company in the peer group has been weighted according to its respective stock market capitalization at the beginning of each period for which a TSR is provided. Calculations for both the Company and peer group include reinvested dividends.

Pay and Performance Alignment

In linking pay and performance, the Compensation Committee primarily focuses on the following financial performance measures (presented alphabetically in the tabular list below):
Most Important Financial Performance Measures
Core operating income
Core operating return on equity
Core operating return on tangible equity
P&C combined ratio
Tangible book value per share growth
In addition to the above, our Compensation Committee also evaluates 1-year and 3-year annualized TSR.
In determining NEO compensation for a particular year, the Compensation Committee conducts a holistic review of overall performance and considers the Company’s results on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group. The Committee also considers achievement of operational and strategic goals. Our compensation practices are designed to reward both Company and individual performance across a number of measures and criteria. The Committee does not focus on only one performance measure or consider one measure the “most important”; rather, the Committee’s review encompasses a holistic analysis of Company performance across different measures that capture various elements of the
Company’s performance, including operating income, underwriting performance, balance sheet strength, shareholder value creation, and achievement of strategic and operational objectives. The Committee believes this approach provides a more measured, consistent and appropriate basis on which to base compensation decisions. While the Committee does not consider one measure as the “most important”, the Committee determined that, for purposes of the SEC’s pay versus performance disclosure this year, core operating income should be considered the Company-Selected Measure because it most fully encapsulates amongst the key metrics the profitability of the full range of the Company’s business. To provide a more representative presentation of the Committee’s review and analysis, we also included the other key measures noted above that, together with core operating income, represent collectively the most important financial performance measures in linking “compensation actually paid” and Company performance.
The following charts further present the relationship between CEO and other NEO “compensation actually paid” (as determined in accordance with SEC regulations) and Company performance based on the amounts and calculations set forth in the tables at the beginning of this section. The Compensation Committee believes that compensation decisions for the CEO and other NEOs reflect the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders.

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Net Income and Core Operating Income to “Compensation Actually Paid”

$10B
$8B
$6B
$4B
$2B
Net Income
Core Operating Income
Net Income and Core Operating Income (In Billions)
$3.5B
$3.3B
$8.5B
$5.6B
$6.4B
$5.2B
$9.3B
$9.0B
$9.3B
$9.2B
$14.6M
$5.5M
$42.0M
$11.0M
$44.2M
$12.5M
$35.7M
$9.5M
$55.4M
$15.4M
$60M
$50M
$40M
$30M
$20M
$10M
Compensation Actually Paid (In millions)
2020
2021
2022
2023
2024
CEO
Average Other NEO

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2020. Compensation for 2020 reflects the impacts of the COVID-19 pandemic and other catastrophe losses on financial results and the prudent but sizeable COVID-19 reserve adjustment taken in the second quarter of 2020. Financial results were strong and reflected solid earnings, but these impacts adversely affected performance. While the Compensation Committee also factored in the outstanding leadership, judgment and focus of the NEOs, for 2020 the Compensation Committee and Board reduced the CEO’s annual cash bonus 15% from 2019, and for the other NEOs, cash bonuses were reduced 9.4% on average.
2021. Company performance in 2021 was outstanding and improved upon 2020. 2021 results reflected then-record net income and core operating income, excellent premium revenue growth, an exceptional P&C combined ratio, solid core operating ROE and core operating ROTE, good tangible book value per share growth and strong TSR results. Consequently, the Compensation Committee increased variable compensation for both the CEO and other NEOs for 2021 performance.
2022. Company performance in 2022 reflected then-record core operating income, underwriting margin improvement, an outstanding P&C combined ratio, and strong core operating ROE, core operating ROTE and TSR results. Tangible book value per share decreased compared to prior year, primarily due to the impact of rising interest rates on our investment portfolio and foreign currency adjustments. The Compensation Committee increased aggregate variable compensation for the CEO and other NEOs (other than Mr. Krump, who did not receive a long-term equity award for 2022 since he retired January 1, 2023).
2023. The Company delivered records for core operating earnings, both on an absolute and per share basis, underwriting and investment income, P&C combined ratio, and core operating ROTE, and also had strong core operating ROE and TSR results. Financial performance was excellent even when excluding the favorable impact of the Bermuda tax benefit described elsewhere in this proxy statement. Tangible book value per share growth also significantly increased for the year. The Compensation Committee increased aggregate variable compensation for the CEO and other NEOs for 2023 performance.
2024. Company performance was once again exceptional and reflected the best full-year financial performance in our history, including superb operating earnings, on both an absolute and per share basis, record earnings from each of our three primary sources of income (P&C underwriting income, investment income and life income), a world-class, industry-leading P&C combined ratio, and strong shareholder value creation as reflected through our core operating ROE and core operating ROTE, tangible book value per share growth and total shareholder return. The Compensation Committee determined to increase variable compensation for 2024 performance for the CEO and other NEOs.
For detailed information on the Compensation Committee’s decisions and rationale for determining total direct compensation of the CEO and other NEOs for 2024, see “Executive Summary” and “2024 NEO Total Direct
Compensation and Performance Summary” in the Compensation Discussion & Analysis section of this proxy statement.
TSR versus peers. Company cumulative TSR over the 2020-2024, 2020-2023, 2020-2022, 2020-2021 and 2020 periods exceeded the cumulative TSR of our Financial Performance Peer Group by 6.8%, 10%, 12.5%, 12.4% and 8%, respectively. TSR performance relative to this peer group is also evidenced in the vesting of Premium Awards over and above the performance share Target Awards. For a description of the impact of TSR on the vesting of long-term equity awards, see “Executive Compensation — How We Determine Total Direct Compensation Pay Mix — Equity Compensation —Performance-Based Equity Awards — Target Awards and Premium Awards”.
Important Note. Several factors relating to equity grants and stock price performance account for differences in “compensation actually paid” in this SEC pay versus performance disclosure section and amounts in the Summary Compensation Table. First, the majority of each of our NEO’s compensation is delivered in the form of equity awards to directly tie a significant portion of compensation to medium- and long-term Company performance. In the case of performance-based equity, these awards cliff-vest at the end of a three-year performance period if established performance criteria are met. Time-based restricted stock and stock options vest over four and three years from the date of grant, respectively. As a result, a significant portion of NEO compensation is subject to stock price movement over time, and in the case of a year in which there is strong stock price performance, it will drive an increase in “compensation actually paid”, particularly when the fair value of awards granted for prior years’ compensation are included in the current year compensation total. The amounts disclosed would therefore exceed the Summary Compensation Table amounts due to stock price and Company performance delivering over the short-, medium- and long-term, further substantiating that our compensation program and the decisions made by the Compensation Committee are aligned with shareholders. In particular, a significant increase in the Company’s stock price during the year, as of the vest date and as of year-end for each of 2024, 2022 and 2021 contributed to an increase in “compensation actually paid” relative to the Summary Compensation Table amounts for the CEO and other NEOs.
Second, accounting rules require that the grant date fair value of performance-based equity awards included in the Summary Compensation Table represent only the grant date fair value of the Target Awards, which excludes the additional Premium Award opportunity. The footnotes to our Summary Compensation Table and our Grants of Plan-Based Awards table include the grant date fair value of equity awards assuming the achievement of all performance conditions on Target Awards and Premium Awards, as well as disclosure on the vesting of performance shares in prior years. Also, Target and Premium Awards measure performance over a full three-year period, so while the fair value of Target Awards in the SEC pay versus performance table is included as of year-end of the grant year and subsequent years, and Premium Award fair value is measured

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as of year-end once the probable outcome of performance conditions are known, they do not cliff-vest and are not awarded (if at all) until the May following the end of the three-year performance period, when our stock price may be higher or lower. Inclusion of the year-end fair value of Premium Awards at the end of the three-year performance period due to the Company’s satisfaction of performance criteria relative to our peer group contributed to the increase in “compensation actually paid” compared to the Summary Compensation Table Amounts for the CEO and other NEOs for years 2021-2024.
Finally, the timing of equity award grants presented in the pay versus performance table and Summary Compensation
Table do not directly correlate with the Compensation Committee’s determination and approval of compensation for a particular year. The Summary Compensation Table discloses stock and option awards granted during the year. However, the Company grants annual equity awards for performance in a particular year in the following February, once year-end results are known. Therefore, the amounts included for stock and option awards granted in a particular year for Summary Compensation Table purposes — and therefore pay versus performance table purposes — generally relate to awards granted for performance in the prior year.

Median Employee Pay Ratio

Chubb is committed to delivering fair and competitive compensation to all our employees worldwide in our pursuit to attract and retain a highly qualified, experienced, talented and motivated workforce. We employ approximately 43,000 employees and have operations in 54 countries and territories around the world. Given our global presence and the geographical distribution of our workforce, our compensation program utilizes a variety of pay scales reflecting cost of living and other factors to determine how we compensate our employees in a particular region or country.
The 2024 total annual compensation of our CEO calculated for purposes of disclosure in the Summary Compensation Table of this proxy statement was $30,138,094, which was approximately 477 times the compensation of the median employee ($63,197) calculated in the same manner. The median employee is an accounts specialist based in the United States, and is the same employee used in the pay ratio calculation disclosed in our 2024 proxy statement. We believe it is reasonable to continue to use the same employee for purposes of this calculation because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.
We identified the median employee by examining compensation information derived from our global human resources information systems for all employees as of December 31, 2023, excluding the CEO. In identifying the median employee, we assessed for all employees the sum of (as applicable): 2023 base salary (for salaried employees), wages, excluding overtime (for hourly employees), commissions (for commissions-based employees), annual equity awards granted in 2023 (based on grant date value) and cash bonuses awarded in 2023 under variable compensation plans. We annualized base salaries for salaried employees who were employed by us on December 31, 2023, but were not employed for the full fiscal year.
The median employee’s total annual compensation calculated as above is not a good indicator of total annual compensation of any other individual or group of employees, and may not be comparable to the total annual compensation of employees at other companies who may award or calculate compensation differently.

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Audit Committee Report
The Audit Committee currently consists of four members of the Board of Directors, each of whom has been determined by the Board to be independent within the meaning of NYSE listing standards and the Company’s Categorical Standards for Director Independence, financially literate as contemplated by NYSE listing standards, and an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee operates under our Organizational Regulations and a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the Organizational Regulations and charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and financial reporting process, the system of internal controls, the audit process, the performance of the Company’s internal auditors and the performance, qualification and independence of the Company’s independent auditors, PricewaterhouseCoopers LLP and PricewaterhouseCoopers AG (collectively, PwC). In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any communications and complaints it receives. Employees, third-party individuals and organizations are encouraged to report concerns about the Company’s accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing. To report such matters, please e-mail us at: chmnaudit@chubb.com.
Internal control over financial reporting and financial statement matters.
Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, and the Board oversees this process. Pursuant to the SEC’s rules and regulations, internal control over financial reporting is a process designed by, or under the supervision of, the Company’s Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles. As of December 31, 2024, management has evaluated the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control-Integrated Framework”, issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission in 2013. Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2024.
The Company’s management prepares the Company’s consolidated financial statements in accordance with U.S. GAAP and is responsible for the financial reporting process that generates these statements. The Company’s independent auditors audit the Company’s year-end financial statements and review the interim financial statements. PwC audited the consolidated financial statements of the Company included in the Annual Report on Form 10-K and issued an unqualified report on the fair presentation of the consolidated financial statements in accordance with U.S. GAAP as well as on the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2024. Further, PwC has audited the Swiss statutory financial statements of the Company and has issued an unqualified report that the accounting records and the statutory financial statements comply with Swiss law and the Company’s Articles of Association. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, PwC and other advisors. The Audit Committee annually reviews PwC’s independence and performance in connection with the Committee’s determination of whether to retain PwC or engage another firm as our independent auditor.
Meetings and additional sessions.
The Committee met 14 times in 2024, plus one in-depth session covering various matters. At the four regularly scheduled quarterly meetings, the Audit Committee met with members of management and PwC to review Company matters, including internal and independent audits; loss reserve estimates and developments; compliance-related activities; the Company’s cybersecurity program and related exposures and risks; and other financial reporting and accounting, legal, tax and internal policy matters.
Additionally, at its February 2024 and February 2025 meetings, the Audit Committee met in joint session with the Risk & Finance Committee to review and discuss the Company’s enterprise risk management strategy, including risk priorities, risk perspectives and risk governance. The February 2025 joint session also included a presentation on the Company’s loss reserves from its external independent actuaries.
Management participants at Audit Committee meetings include the Chief Financial Officer, Chief Accounting Officer,

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Chief Compliance Officer, Chief Auditor, Chief Actuary, legal counsel and others as requested. Also at the quarterly meetings, the Audit Committee met in executive session (without management present) with representatives of PwC and also with the Company’s Chief Auditor, in each case to discuss the results of their examinations and their evaluations of the Company’s internal controls and overall financial reporting, as well as with the Company’s Chief Financial Officer, General Counsel and Chief Compliance Officer.
In January 2025, the Audit Committee met with the Chief Actuary to review, among other things, the external independent actuaries’ review and their annual independent assessment of the Company’s loss reserves. Also, at a February 2025 meeting, the Audit Committee reviewed and discussed the 2024 annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in our Annual Report on Form 10-K, with management and PwC prior to their filing with the SEC.
In 2024 the Audit Committee held four other meetings outside the Board’s quarterly meeting cycle to discuss various financial reporting and accounting matters, including new or potential accounting updates, as well as PwC’s budgeted and actual fees for services. Members of the Audit Committee also met with the financial reporting senior leadership team and the internal audit leadership team to discuss how these teams fulfill their responsibilities and obligations as well as key initiatives, anticipated operational challenges and their methods to achieve efficiencies.
The Audit Committee also held four meetings with management and PwC at which the Company’s quarterly and annual earnings press releases, consolidated financial statements and MD&A disclosures (including significant accounting policies and judgments) were reviewed in advance of their public release.
In 2024 the Audit Committee also held its annual comprehensive in-depth session with members of management to focus on specific topics including our international life operations; cyber-related security controls, activities and trends; third-party risk management; engineering centers and related controls; technology and operations financial processes and accounting controls; data privacy matters; ESG reporting; and additional finance, tax, regulatory and accounting topics.
Communications with the independent auditors.
The Audit Committee discussed with PwC all the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. These discussions included:
•
the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting;

•
methods used to account for significant transactions;

•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
critical audit matters disclosed in the independent auditor’s report;

•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates;

•
reviewed and approved the Company’s policy with regard to the hiring of former employees of the independent auditor;

•
reviewed with management the scope and effectiveness of the Company’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements in connection with certifications made by the CEO and CFO; and

•
disagreements, if any, with management over the application of accounting principles (of which there were none), the basis for management’s accounting estimates, and disclosures in the financial statements.

The Audit Committee reviewed all other material written communications between PwC and management.
The Audit Committee discussed with PwC their independence from the Company and management, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee. The Audit Committee Chair also met with members of PwC’s global leadership team to review accounting matters and elicit their perspective regarding conduct of the Chubb global audit.
Conclusion.
Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by the Company’s management, its internal auditors and its independent auditors, the Audit Committee recommended to the Board that the December 31, 2024 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K and that such report, together with the audited Swiss statutory financial statements of Chubb Limited, be included in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2024.

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The foregoing report has been approved by all members of the Audit Committee.
Robert W. Scully, Chair
Nancy K. Buese
Nelson J. Chai
Theodore E. Shasta
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General Meeting and Voting
Why is this proxy statement made available to me?

Our Board of Directors is soliciting your vote for Chubb’s 2025 Annual General Meeting, which will be held at 2:45 p.m. Central European Time on Thursday, May 15, 2025, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy statement summarizes the information you need relating to the Annual General Meeting, including how to vote your shares.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

We are taking advantage of SEC rules that allow companies to furnish proxy materials to shareholders via the Internet. This gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you received a Notice Regarding the Internet Availability of Proxy Materials (the Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in this proxy statement, request a printed copy and submit your proxy over the Internet. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.
The Company intends to commence distribution of the Notice to shareholders on or about April 3, 2025.
How do I access proxy materials on the Internet?

Our proxy statement for the 2025 Annual General Meeting and our 2024 Annual Report will be available on or about April 3, 2025 at www.envisionreports.com/CB. If you hold shares through a broker or intermediary, that person or institution will provide instructions on how to access proxy materials on the Internet. These proxy materials will also be available, together with the form of proxy card, on the Company’s website in the Investor Relations section at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
You may request a printed copy of these proxy materials by any of the methods described on the Notice or by contacting Chubb Limited Investor Relations at +1 (212) 827-4445 or investorrelations@chubb.com.
We encourage shareholders to elect to receive all future proxy materials electronically (including the Notice), which is free, fast, convenient and environmentally friendly. If you are a shareholder of record, visit www.envisionreports.com/CB. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker, or other nominee for instructions or follow the instructions included in your proxy materials.
Who is entitled to vote?

March 21, 2025 is the record date for the Annual General Meeting. On that date, we had 400,685,102 Common Shares outstanding. Our Common Shares, par value of CHF 0.50 per share, are our only class of voting stock.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 21, 2025 are entitled to vote at the Annual General Meeting, except as provided below.
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If you are a beneficial holder of shares held in “street name” and ask to become a shareholder of record for those shares after March 21, 2025 but on or before May 1, 2025 and want to vote those shares at the Annual General Meeting, you will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.

•
If you are a record holder of our shares (as opposed to a beneficial holder of shares held in “street name”) on March 21, 2025 but sell your shares prior to May 1, 2025, you will not be entitled to vote those shares at the Annual General Meeting.

How many votes do I have?

Generally, you have one vote for each of our Common Shares that you own. However, if you own Controlled Shares (as defined in our Articles of Association) that constitute 10% or more of the issued Common Shares, then your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our

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Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

There are some differences between shares held of record and those owned beneficially. Most of our shareholders hold their shares through a broker, bank or other nominee (as beneficial owners in “street name”) rather than directly in their own name (shareholder of record).
Shareholder of Record
If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare Inc., then you are considered the shareholder of record for those shares. The Notice is sent to you directly by us. You have the right to grant your voting proxy directly to the independent proxy (see “How do I vote by proxy given to the independent proxy if I am a record holder?” below) or to grant a signed, written proxy to any person, who does not need to be a shareholder, or to vote in person at the Annual General Meeting. If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker, bank or other nominee forwards the Notice or other proxy materials to you. You have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading “How do I vote in person at the Annual General Meeting?”.
Your broker, bank or other nominee has enclosed directions for you to use on how to vote your shares, which may contain instructions for voting by telephone or electronically.
May I vote via the Internet, mail or telephone?

You may vote over the Internet or by completing a proxy card and mailing it in the return envelope provided. We encourage you to vote over the Internet.
There are separate Internet arrangements depending on whether you are a shareholder of record or a beneficial owner (holding your shares in “street name”).
•
If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice. Telephone voting for record holders is not permitted.

•
If you are a beneficial owner and hold your shares in “street name”, you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

Whether or not you plan to attend the Annual General Meeting, we urge you to vote. Voting over the Internet, by telephone (in the case of beneficial owners) or by returning your proxy card by mail will not affect your right to attend the Annual General Meeting.
How do I vote by proxy given to the independent proxy if I am a record holder?

If you are a record holder, then you may appoint the independent proxy by voting over the Internet or by requesting a proxy card, completing it and mailing it in the return envelope provided. At our 2024 annual general meeting, Homburger AG, a Swiss law firm, was elected by our shareholders as our independent proxy until the conclusion of the 2025 Annual General Meeting.
If you vote over the Internet or properly fill in your proxy card appointing the independent proxy as your proxy and send it in time to vote, the independent proxy will vote your shares as you have directed. If you do not make specific choices on the Internet voting website or your signed proxy card, then the independent proxy will vote your shares as recommended by the Board of Directors.
If new agenda items or new proposals or motions with respect to the agenda items are put before the Annual General Meeting, then by signing the proxy card, you direct the independent proxy, acting as your proxy and in the absence of instructions otherwise, to vote in accordance with the recommendation of the Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
We or our proxy solicitor may periodically receive voting updates in advance of the Annual General Meeting. The disclosure of vote information to the Company in advance of the Annual General Meeting will comply with applicable requirements. Shareholders seeking to benefit from Swiss voting confidentiality rules need to be registered as shareholders in the Company’s share register on or before May 1, 2025 and vote as registered shareholders.
Vote cut-off for record holders. You must complete your voting over the Internet or submit your proxy card so that it is received by 12:00 noon Eastern Time (6:00 p.m. Central European Time) on May 14, 2025.

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How do I give voting instructions if I am a beneficial holder?

If you are a beneficial owner of shares, and give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to the rules of the NYSE, brokers have discretionary power to vote your shares with respect to “routine” matters but not on “non-routine” matters. For example, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors or executive compensation proposals (whether advisory or binding) unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares are voted with respect to any matter treated as non-routine by the NYSE. See “How are votes counted?” for more information.
Vote cut-off for beneficial holders.   You must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Time on May 13, 2025.
May I revoke or change my vote?

Yes. If you change your mind after you vote, you may revoke or change your proxy by following the procedures described below.
•
For record holders wishing to change their proxy, vote again by following the instructions for Internet voting on the Notice, or send in a signed proxy card with a later date. The latest received proxy will be counted. Record holders may request a new proxy card from our transfer agent, Computershare Inc., by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.);

•
For record holders wishing to revoke their proxy, send a letter revoking your proxy directly to the independent proxy, Homburger AG, Attention: Dr. Claude Lambert, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland;

•
For beneficial owners, follow the voting instructions provided by your broker, bank or other nominee to change your proxy and the latest received vote will be counted (to revoke your proxy, contact your broker, bank or other nominee); or

•
Attend the Annual General Meeting to revoke your proxy and vote in person, as described and following the instructions provided in “How do I vote in person at the Annual General Meeting?”.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
How do I vote in person at the Annual General Meeting?

You may vote shares held directly in your name as the shareholder of record in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting and you are a record holder, then you must bring your admission ticket (which you may obtain as described below) and government-issued identification such as a driver’s license or passport. You may also appoint another person to represent you at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification and an admission ticket to the Annual General Meeting.
You may vote shares beneficially owned and held in street name in person only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, then you must bring to the Annual General Meeting government-issued identification and a written, signed proxy from the shareholder of record giving you the right to vote the shares. You must also request and bring an admission ticket.
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 550 Madison Avenue, 36th Floor, New York, New York 10022) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice containing your control number. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the beneficial owner of the shares.
To allow time for processing, please submit requests for admission tickets by May 5, 2025. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
How many shares need to be present to hold the Annual General Meeting?

There is no quorum requirement under Swiss law.

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Are Chubb shares subject to share blocking or re-registration?

No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Annual General Meeting. The Company does not impose trading restrictions as a condition of voting its Common Shares, does not require that its Common Shares be deposited with a custodian or sub-custodian in order to be voted and does not instruct any custodians or sub-custodians that may receive deposits of Common Shares for voting to block those shares. Common Shares that are beneficially held do not need to be re-registered into the name of the beneficial owners in order to vote.
Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, Computershare Inc., must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received the Notice in the mail, then your shares are properly registered to vote, unless you sell your shares prior to May 1, 2025.
What vote is required to approve each agenda item?

The approval of each agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, with the exception of Agenda Items 3, 9, 10.3, 11 and 13.
Agenda Item 3 (discharge of the Board of Directors) requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting the votes of any director, nominee or executive officer of the Company or any votes represented by the Company, or abstentions, broker non-votes or blank or invalid ballots.
Agenda Item 9 (capital band) requires the affirmative vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting.
Agenda Items 10.3 (Swiss say-on-pay vote), 11 (U.S. say-on-pay vote) and 13 (shareholder proposal) are each advisory and non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the particular agenda item on an advisory basis if the agenda item receives the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, in each case not counting abstentions, broker non-votes or blank or invalid ballots.
How are votes counted?

For each agenda item, your vote may be cast “FOR” or “AGAINST”, or you may instead “ABSTAIN” (and, with respect to agenda items with sub-parts, you may cast your vote separately for each sub-part). Here is how to make sure your votes are counted:
•
If you are a record holder and sign your proxy card (including by electronic signature in the case of Internet voting) with no further instructions, then you direct the independent proxy to vote your shares in accordance with the recommendations of the Board on all agenda items.

•
If you are a beneficial owner, and your shares are held by a broker, then it is important that you provide instructions to your broker so that your vote with respect to non-routine agenda items is counted. If you sign your broker voting instruction card with no further instructions, then your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. For example, because we believe Agenda Item 3 (discharge of the Board of Directors), Agenda Item 5 (election of directors), Agenda Item 6 (election of Chairman), Agenda Item 7 (election of Compensation Committee), Agenda Item 10 (Swiss director and Executive Management compensation), Agenda Item 11 (U.S. say-on-pay), and Agenda Item 13 (shareholder proposal) to be non-routine matters, your vote on these agenda items will not be counted unless you provide your broker with voting instructions. However, the determination of whether a proposal is routine or non-routine will be made by the NYSE based on its rules that regulate member brokerage firms.

How will our directors, nominees and executive officers vote?

At the close of business on March 21, 2025, our directors, nominees and executive officers owned and were entitled to vote an aggregate of Common Shares, which represented approximately 0.45% of our outstanding Common Shares. Each of our directors, nominees and executive officers have indicated their present intention to vote, or cause to be voted, their shares in accordance with the Board’s recommendation on all of the agenda items at the Annual General Meeting, apart from Agenda Item 3, the discharge of the Board of Directors, where their vote will not be counted in accordance with Swiss law.
What is the effect of broker non-votes and abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Abstentions and broker non-votes will not be considered in the vote and will not have an impact on any of the agenda items being voted upon at the Annual General Meeting, except that abstentions will have the effect of being a vote against Agenda Item 9 (capital band) since approval requires the

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affirmative vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting.
What are the costs of soliciting these proxies and who will pay them?

The Company will pay all the costs of soliciting its proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, LLC is assisting us with the solicitation of proxies for a fee of approximately $30,000 plus out-of-pocket expenses and fees for telephone and e-mail solicitation, if used.
Where can I find the voting results?

We will publish the voting results in a Form 8-K that we will file with the SEC by May 21, 2025. You will be able to find the Form 8-K on our website at investors.chubb.com/financials/sec-filings/default.aspx.
Do directors attend the Annual General Meeting?

While we do not have a formal policy regarding Board member attendance at annual general meetings of shareholders, we encourage each member of the Board of Directors to attend each annual general meeting of shareholders. All of our directors then in office and nominees attended our 2024 annual general meeting, except for the director who retired from our Board effective as of the 2024 annual general meeting.
How can a shareholder, employee or other interested party communicate directly with the Board?

Our Board provides a process for shareholders, employees and other interested parties to send communications to the Board. If you want to contact the Board concerning accounting or auditing matters, then you may send an e-mail to the Chair of the Audit Committee at Chmnaudit@chubb.com. As to other matters, you may also contact:
•
the Board,

•
the non-management and independent directors,

•
the Chairman of the Board,

•
the Lead Director,

•
the Chair of any Board committee, or

•
any other director,

by sending an e-mail to LeadDirector@chubb.com. The Corporate Secretary also has access to these e-mail addresses. Alternatively, shareholders, employees and other interested parties may send written communications to the Board c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. Communication with the Board may be anonymous. The Corporate Secretary will forward anonymous communications to the Board to the Lead Director as appropriate. Shareholders submitting recommendations for director candidates should use this address, and our Nominating & Governance Committee will evaluate such candidates by the same process and under the same criteria as for other candidates.
What are Chubb’s responsibilities in handling my personal data as a shareholder?

In order for the administration of our shareholder relationship with you, including to facilitate delivery of proxy materials and voting in connection with general meetings, and in making dividend payments, we or third parties who help us with the administration of our interactions with you as a shareholder, such as our transfer agent, may use personal information which you supply to us. We are aware of our responsibilities to handle your personal data with the utmost care, to keep it secure and comply with applicable privacy and data protection laws. For further information, please see our Shareholder Privacy Policy at
investors.chubb.com/swiss-shareholder-privacy-policy/default.aspx.
What is householding?

We may deliver only one copy of the Notice to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies. This is known as householding. Householding reduces the volume of duplicate information received at your household and helps us to reduce our costs.
The Company will promptly deliver, upon oral or written request, a separate copy of the Notice or any other proxy materials to any shareholder residing at an address to which only one copy of the Notice was mailed. You can obtain additional copies by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Shareholders residing at the same address may request householding or revoke householding by contacting, for beneficial owners, their broker or bank, or, for record holders, our transfer agent Computershare by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.) or by mail at P.O. Box 43006, Providence RI 02940-3006 USA.

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Organizational Matters Required by Swiss Law

Admission to the Annual General Meeting

Shareholders who are registered in the share register on March 21, 2025 will receive an individualized Notice of Internet Availability of Proxy Materials (which we refer to as the Notice) from our share registrar. Beneficial owners of shares will receive the Notice or proxy materials, as well as a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.
In order to attend the Annual General Meeting in person, shareholders of record must bring their admission ticket (which may be obtained as described below) and government-issued identification such as a driver’s license or passport. A shareholder may also appoint another person to represent him or her at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification, and an admission ticket to the Annual General Meeting.
Beneficial owners who wish to vote in person at the Annual General Meeting must obtain a signed proxy from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an admission ticket and government-issued identification.
Beneficial owners who have not obtained a proxy from their broker or custodian are not entitled to vote in person at, or participate in, the Annual General Meeting.
Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in this section “Information About the Annual General Meeting and Voting.”
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 550 Madison Avenue, 36th Floor, New York, New York 10022) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. To allow time for processing, please submit requests for admission tickets by May 5, 2025. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 21, 2025 are entitled to vote at the Annual General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after March 21, 2025 but on or before May 1, 2025 and wish to vote those shares at the Annual General Meeting will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register who have sold their shares prior to May 1, 2025 are not entitled to vote those shares at the Annual General Meeting.
Granting of proxy to the
independent proxy

If you are a shareholder of record, you have the right to grant your voting proxy to the independent proxy, Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, in the sense of Article 689c of the Swiss Code of Obligations by completing, signing and submitting the corresponding proxy card (including electronically). For further information, refer to “How do I vote by proxy given to the independent proxy if I am a record holder?”.
Proxies granted to the independent proxy must be received no later than 12:00 noon Eastern Time (6:00 p.m. Central European Time) on May 14, 2025. The voting cutoff for beneficial owners is 11:59 p.m. Eastern Time on May 15, 2025.
Registered shareholders who have appointed the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors as to each agenda item. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.
Admission Office

The admission office opens on the day of the Annual General Meeting at 2:30 p.m. Central European Time. Shareholders attending the meeting are required to present the proof of admission described above in “Admission to the Annual General Meeting” at the entrance.
Annual Report of Chubb Limited

The Chubb Limited 2024 Annual Report containing the Company’s audited consolidated financial statements with

120	Chubb Limited 2025 Proxy Statement

Information About the Annual General Meeting and Voting
accompanying notes and its audited statutory standalone financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, and the statutory auditor’s reports, is available at www.envisionreports.com/CB or on the Company’s website in the Investor Relations section at investors.chubb.com/financials/annual-reports/default.aspx. Copies of this document may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Publication of Invitation in Switzerland

In accordance with Swiss law and our Articles of Association, the formal and authoritative invitation to the Annual General Meeting will be published at least 20 days prior to the meeting in the Swiss Official Commercial Gazette.

Shareholder Submitted Agenda Items for an Annual General Meeting

How do I submit a matter for inclusion in next year’s proxy material?

If you wish to submit a matter to be considered for inclusion in the proxy material for the 2026 annual general meeting, please send it to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. Proposed shareholder proposal agenda items must be received no later than 5:00 p.m. Central European Time on December 4, 2025 and otherwise comply with the SEC requirements under Rule 14a-8 of the Securities Exchange Act of 1934 (Exchange Act) to be eligible for inclusion in the Company’s 2026 annual general meeting proxy statement.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for inclusion on the Company’s proxy card must provide the notice and additional information required by Exchange Act Rule 14a-19 to the Company at the address above not later than February 14, 2026, and must otherwise comply with the requirements of Rule 14a-19(b) of the Exchange Act, Swiss law and our Articles of Association. The notice and information required by Rule 14a-19 are in addition to the advance notice requirements of our Articles of Association and do not extend any deadline under our Articles of Association.
How do I submit an additional item for the agenda at an annual general meeting?

In addition to the SEC rules for inclusion of shareholder proposals in a company’s proxy material, under Swiss law, one or more shareholders of record owning registered shares of at least 0.5% of the Company’s share capital (2,060,538 shares as of March 21, 2025) can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 90 days prior to the anniversary date of the prior year’s annual general meeting. Any such requests should be sent to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
However, any shareholder proposal requests received after December 4, 2025 or not otherwise compliant with the SEC requirements for shareholder proposals, or any shareholder director nominations not compliant with SEC or Swiss requirements or our Articles of Association, may not be eligible for inclusion in the proxy material for the 2026 annual general meeting. New proposals or motions with regard to existing agenda items generally are not subject to the restrictions noted above and can be made at the meeting by each shareholder attending or represented.

Forward-Looking Statements and Website References

Forward-looking statements made in this proxy statement, such as those related to Company performance, growth opportunities, commitments and initiatives, and our expectations and intentions and other statements that are not historical facts, reflect our current views with respect to future events and financial performance, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, factors identified in our other filings with the U.S. Securities and Exchange Commission.
References to our website in this proxy statement are for informational purposes only, and the information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this proxy statement.
Chubb Limited 2025 Proxy Statement	121

Non-GAAP Financial Measures
In presenting our results for purposes of our compensation determinations, in this proxy statement we included and discussed certain non-GAAP financial measures. The below non-GAAP financial measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with U.S. generally accepted accounting principles (GAAP).
Core operating income, core operating return on equity (ROE) and core operating return on tangible equity (ROTE) are also presented excluding the one-time deferred tax benefit of $1.14 billion in the fourth quarter of 2023 and $55 million in the first quarter of 2024 for transition provisions included as part of the enactment of Bermuda’s income tax law (Bermuda tax benefit). We believe that excluding the impact of the tax benefit provides a better evaluation of our operating performance and enhances the understanding of the trends in the underlying business that may be obscured by this one-time item.
As Adjusted results in this proxy statement are results for prior periods presented in accordance with the Long-Duration Targeted Improvements (LDTI) U.S. GAAP guidance.
Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses) and other, which include items described in this paragraph, and market risk benefits gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuate in part according to, the availability of market opportunities. In addition, we exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, which include legal and professional fees and all other costs directly related to acquisition integration activities. The costs are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.
122	Chubb Limited 2025 Proxy Statement

Non-GAAP Financial Measures
The following table presents the reconciliation of Chubb net income to Core operating income and Chubb net income per share to Core operating income per share and the growth of each excluding the Bermuda tax benefit:
(in millions of U.S. dollars, except share and per share data)	Full Year 2024	Full Year 2023	As Adjusted Full Year 2022	As Adjusted Full Year 2021	Full Year 2020	% Change
						24 vs 23	24 vs 21
Chubb net income	$9,272	$9,028	$5,246	$8,525	$3,533	2.7%
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	7	5	(20)	(64)	(95)
Tax (expense) benefit on amortization adjustment	(5)	(8)	1	11	17
Integration expenses, pre-tax	(39)	(69)	(48)	—	—
Tax benefit on integration expenses	7	14	10	—	—
Adjusted realized gains (losses), pre-tax1	(413)	(539)	(1,074)	1,038	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax2	512	422	(262)	2,134	821
Tax (expense) benefit on adjusted net realized gains (losses)	146	173	130	(271)	(24)
Market risk benefits gains (losses), pre- and after-tax	(140)	(307)	80	91	—
Core operating income	$9,197	$9,337	$6,429	$5,586	$3,313		65%
Bermuda tax benefit	55	1,135
Chubb net income excluding Bermuda tax benefit	$9,217	$7,893				16.8%
Core operating income excluding Bermuda tax benefit	$9,142	$8,202				11.5%
Denominator: adj. wtd. avg. shares outstanding and assumed conversions	408,486,435	414,202,568
Diluted earnings per share:
Chubb net income	$22.70	$21.80				4.1%
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	(0.01)
Integration expenses, net of tax	(0.08)	(0.13)
Adjusted net realized gains (losses), net of tax	0.60	0.14
Market risk benefits gains (losses), net of tax	(0.34)	(0.74)
Core operating income	$22.51	$22.54
Chubb net income excluding Bermuda tax benefit	$22.56	$19.06				18.4%
Core operating income excluding Bermuda tax benefit	$22.38	$19.80				13.0%

1
Excludes realized gains (losses) on crop derivatives of $(5) million, $(5) million, $(11) million, $(8) million, and $1 million for full year 2024, 2023, 2022, 2021, and 2020, respectively, and realized gains (losses) on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses of $213 million for full year 2024 and nil for all other years presented.

2
Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in Other income (expense) in our income statement on a U.S. GAAP basis.

Chubb Limited 2025 Proxy Statement	123

Non-GAAP Financial Measures
Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk — market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.
(in millions of U.S. dollars, except ratios)	Full Year 2024	Full Year 2023	As Adjusted Full Year 2022	Full Year 2021 1	Full Year 2020
Chubb net income	$9,272	$9,028	$5,246	$8,539	$3,533
Core operating income	$9,197	$9,337	$6,429	$5,569	$3,313
Bermuda tax benefit	$55	$1,135	—	—	—
Equity-beginning of period, as reported	$59,507	$50,519	$58,328	$59,441	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	(4,177)	(7,279)	2,256	4,673	2,543
Less: changes in current discount rate on FPB, net of deferred tax	51	(75)	(1,399)	—	—
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(22)	(24)	(57)	—	—
Equity-beginning of period, as adjusted	$63,655	$57,897	$57,528	$54,768	$52,716
Less: Chubb goodwill and other intangible assets, net of tax	23,853	20,455	19,456	19,916	20,012
Equity-beginning of period, as adjusted, excluding Chubb goodwill and other intangible assets	$39,802	$37,442	$38,072	$34,852	$32,704
Equity-end of period, as reported	$64,021	$59,507	$50,519	$59,714	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(4,552)	(4,177)	(7,279)	2,256	4,673
Less: changes in current discount rate on FPB, net of deferred tax	(539)	51	(75)	—	—
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(16)	(22)	(24)	—	—
Equity-end of period, as adjusted	$69,128	$63,655	$57,897	$57,458	$54,768
Less: Chubb goodwill and other intangible assets, net of tax	23,800	23,853	20,455	19,456	19,916
Equity-end of period, as adjusted, excluding Chubb goodwill and other intangible assets	$45,328	$39,802	$37,442	$38,002	$34,852
Weighted average equity, as reported	$61,764	$55,013	$54,424	$59,578	$57,350
Weighted average equity, as adjusted, excluding Chubb goodwill and other intangible assets	$42,565	$38,622	$37,757	$36,427	$33,778
Weighted average equity, as adjusted	$66,392	$60,776	$57,713	$56,113	$53,742
ROE	15.0%	16.4%	9.6%	14.3%	6.2%
Core operating ROTE	21.6%	24.2%	17.0%	15.3%	9.8%
Core operating ROE	13.9%	15.4%	11.1%	9.9%	6.2%
Core operating ROTE excluding Bermuda tax benefit	21.5%	21.6%
Core operating ROE excluding Bermuda tax benefit	13.8%	13.6%

1
Full Year 2021 ROE, Core operating ROTE, and Core operating ROE measures are unadjusted for LDTI for better comparison with Full Year 2020.

Combined ratio, a U.S. GAAP measure, and P&C combined ratio each measure the underwriting profitability of our property & casualty business. We exclude the Life Insurance segment from combined ratio and P&C combined ratio as we do not use these measures to monitor or manage that segment. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.
124	Chubb Limited 2025 Proxy Statement

Non-GAAP Financial Measures
Current accident year (CAY) P&C combined ratio excluding catastrophe losses excludes catastrophe losses (Cats) and prior period development (PPD) from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.
The following table presents the reconciliation of combined ratio to P&C combined ratio, and the reconciliation of P&C combined ratio to CAY P&C combined ratio excluding Cats:
	Full Year 2024	Full Year 2023	Full Year 2022	Full Year 2021	Full Year 2020
Combined ratio	86.6%	86.5%	87.6%	89.1%	96.1%
Add: impact of gains and losses on crop derivatives	0.0%	0.0%	0.0%	0.0%	0.0%
P&C combined ratio	86.6%	86.5%	87.6%	89.1%	96.1%
Less: catastrophe losses	5.5%	4.5%
Less: prior period development	(2.0)%	(1.9)%
CAY P&C combined ratio excluding Cats	83.1%	83.9%

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.
The following table presents the reconciliation of net investment income to adjusted net investment income:
(in millions of U.S. dollars)	Full Year 2024	Full Year 2023	% Change 24 vs 23
Net investment income	$5,930	$4,937	20.1%
Less: amortization expense of fair value adjustment on acquired invested assets	(16)	(21)
Add: other income (expense) from private equity partnerships	430	385
Adjusted net investment income	$6,376	$5,343	19.3%

Book value per common share is Chubb shareholders’ equity divided by the shares outstanding. Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.
The following tables present the reconciliation of book value per common share to tangible book value per common share:
(in millions of U.S. dollars, except share and per share data)	December 31, 2024	December 31, 2023	As Adjusted December 31, 2022	As Adjusted December 31, 2021	% Change
					24 vs 23	23 vs 22	22 vs 21
Chubb shareholders’ equity	$64,021	$59,507	$50,519	$58,328
Less: Chubb goodwill and other intangible assets, net of tax	23,800	23,853	20,455	19,456
Numerator for tangible book value per share	$40,221	$35,654	$30,064	$38,872
Denominator: shares outstanding	400,703,663	405,269,637	414,594,856	426,572,612
Book value per common share	$159.77	$146.83	$121.85	$136.74	8.8%	20.5%	-10.9%
Tangible book value per common share	$100.38	$87.98	$72.51	$91.13	14.1%	21.3%	-20.4%

Chubb Limited 2025 Proxy Statement	125

Non-GAAP Financial Measures
(in millions of U.S. dollars, except share and per share data)	December 31, 2021 1	December 31, 2020	December 31, 2019	% Change
				21 vs 20	20 vs 19
Chubb shareholders’ equity	$59,714	$59,441	$55,331
Less: Chubb goodwill and other intangible assets, net of tax	19,456	19,916	20,012
Numerator for tangible book value per share	$40,258	$39,525	$35,319
Denominator: shares outstanding	426,572,612	450,732,625	451,971,567
Book value per common share	$139.99	$131.88	$122.42	6.1%	7.7%
Tangible book value per common share	$94.38	$87.69	$78.14	7.6%	12.2%

1
December 31, 2021 book value per common share and tangible book value per common share are unadjusted for LDTI for better comparison with December 31, 2020.

Book value per common share and tangible book value per common share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.
The following table presents the reconciliation of book value per common share and tangible book value per common share excluding AOCI:
(in millions of U.S. dollars, except share and per share data)	December 31, 2024	December 31, 2023	% Change 24 vs 23
Book value	$64,021	$59,507
Less: AOCI	(8,644)	(6,809)
Book value excluding AOCI	72,665	66,316
Tangible book value	40,221	35,654
Less: Tangible AOCI	(7,292)	(5,999)
Tangible book value excluding tangible AOCI	$47,513	$41,653
Denominator: shares outstanding	400,703,663	405,269,637
Book value per share excluding AOCI	$181.34	$163.64	10.8%
Tangible book value per share excluding tangible AOCI	$118.57	$102.78	15.4%

P&C underwriting income excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).
The following table presents the reconciliation of Net income to P&C underwriting income:
(in millions of U.S. dollars)	Full Year 2024	Full Year 2023	% Change 24 vs 23
Net income	$9,640	$9,015
Less: income tax expense	(1,815)	(511)
Amortization expense of purchased intangibles	(323)	(310)
Other income (expense)	1,023	836
Interest expense	(741)	(672)
Net investment income	5,930	4,937
Net realized gains (losses)	117	(607)
Market risk benefits gains (losses)	(140)	(307)
Integration expenses	(39)	(69)
Life Insurance underlying income (loss)1	(227)	253
Add: realized gains (losses) on crop derivatives	(5)	(5)
P&C underwriting income	$5,850	$5,460	7.1%

1
Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

126	Chubb Limited 2025 Proxy Statement

## A World Leader in Insurance

**A local presence in 54 countries and territories around the world**

Chubb has operations in the countries and territories listed here and can help clients manage their risks anywhere in the world.

Argentina
Australia
Austria
Belgium
Bermuda
Brazil
Canada
Chile
China
Colombia
Czech Republic
Denmark
Ecuador
Egypt
Finland
France
Germany
Gibraltar
Hong Kong SAR
Hungary
Indonesia
Ireland
Italy
Japan
Korea
Macau SAR
Malaysia
Mexico
Myanmar
Netherlands
New Zealand
Norway
Pakistan
Panama
Peru
Philippines
Poland
Portugal
Puerto Rico
Russia
Saudi Arabia
Singapore
South Africa
Spain
Sweden
Switzerland
Taiwan
Thailand
Tunisia
Turkey
United Arab Emirates
United Kingdom
United States
Vietnam

Chubb Limited
Bärengasse 32
CH-8001 Zurich
Switzerland

chubb.com

002CSNF784

The Sample CompanyYour vote matters — here’s how to vote!You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 12:00 p.m. Eastern Time (6:00 p.m. Central European Time) on May 14, 2025.OnlineGo to www.envisionreports.com/CBor scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CB Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Annual Meeting Proxy CardCHUBB LIMITED — THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Homburger AG as independent proxy, and hereby authorizes it to represent and to vote, as directed below, all the Common Shares of Chubb Limited that the undersigned is entitled to vote at the Annual General Meeting to be held at 2:45 p.m. Central European Time on May 15, 2025 at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy, when properly executed, will be voted as the undersigned directs herein.If no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote “FOR” each of the Agenda Items 1-12 (including each subpart thereof) and “AGAINST” Agenda Item 13. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote in accordance with the position of the Board of Directors. In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 12:00 p.m. Eastern Time (6:00 p.m. Central European Time) on May 14, 2025.* Please see reverse side for proposals to be voted *ANon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.BPlease sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. 1 U P X043ULD

Chubb LimitedProposals — The Board of Directors of the Company recommends that you vote your shares “FOR” each of the Agenda Items 1 — 12 (including each subpart thereof) and “AGAINST” Agenda Item 13.C1.Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 20242.Allocation of disposable profit and distribution of a dividend out of legal reserves2.1Allocation of disposable profit2.2Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)3.Discharge of the Board of Directors4.Election of Auditors4.1Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor4.2Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting4.3Election of BDO AG (Zurich) as special audit firm5.Election of the Board of Directors5.1— Evan G. Greenberg5.2— Michael P. ConnorsFor Against Abstain 6.Election of Evan G. Greenberg as Chairman of the Board of Directors7.Election of the Compensation Committee of the Board of Directors7.1— Michael P. Connors7.2— Michael L. Corbat7.3— David H. Sidwell7.4— Frances F. Townsend8.Election of Homburger AG as independent proxy9.Renewal of a capital band for authorized share capital increases and reductions10.Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements10.1 Maximum compensation of the Board of Directors until the next annual general meetingFor Against Abstain 5.3— Michael G. Atieh5.4 — Nancy K. Buese10.2Maximum compensation of Executive Management for the 2026 calendar year5.5 — Sheila P. Burke10.3Advisory vote to approve the Swiss compensation report5.6— Nelson J. Chai5.7— Michael L. Corbat 11. Advisory vote to approve executive compensation under U.S. securities law requirements5.8 — Fred Hu5.9 — Robert J. Hugin 12. Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 20245.10 — Robert W. Scully5.11— Theodore E. Shasta5.12— David H. Sidwell5.13— Olivier Steimer5.14— Frances F. Townsend13.Shareholder proposal on Scope 3 greenhouse gas emissions reporting, if properly presented If a new agenda item or a new proposal for an existing agenda item is put before the meeting, I/we hereby authorize and instruct the independent proxy to vote as follows: For = In accordance with the position of the Board of Directors Against = Against new items and proposalsAbstain = Abstain on new items and proposals For Against Abstain * Please see reverse side for required signatures *Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CB